    As filed with the Securities and Exchange Commission on August 3, 2007

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-3023

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

           Simon D. Collier, President & Principal Executive Officer
                              Two Portland Square
                             Portland, Maine 04101
                                 207-553-7110

                        Date of fiscal year end: May 31

             Date of reporting period: June 1, 2006 - May 31, 2007

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ITEM 1. REPORT TO STOCKHOLDERS.

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[LOGO]

BROWN ADVISORY FUNDS

                                 ANNUAL REPORT

                                 MAY 31, 2007


                       BROWN ADVISORY GROWTH EQUITY FUND

                       BROWN ADVISORY VALUE EQUITY FUND

                     BROWN ADVISORY SMALL-CAP GROWTH FUND

                      BROWN ADVISORY SMALL-CAP VALUE FUND

                        BROWN ADVISORY OPPORTUNITY FUND

                       BROWN ADVISORY INTERNATIONAL FUND

                        BROWN ADVISORY REAL ESTATE FUND

                       BROWN ADVISORY MARYLAND BOND FUND

                    BROWN ADVISORY INTERMEDIATE INCOME FUND

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THE VIEWS IN THE REPORTS CONTAINED HEREIN WERE THOSE OF THE FUNDS' INVESTMENT
ADVISOR, BROWN ADVISORY, INC. AND/OR A FUND'S SUB-ADVISOR AS OF MAY 31, 2007 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN EACH FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. PERFORMANCE FIGURES INCLUDE THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS.

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                               TABLE OF CONTENTS

             A Message to Our Shareholders.....................  1

             Performance Charts and Analysis................... 20

             Schedules of Investments.......................... 29

             Statements of Assets and Liabilities.............. 50

             Statements of Operations.......................... 52

             Statements of Changes in Net Assets............... 54

             Financial Highlights.............................. 58

             Notes to Financial Statements..................... 65

             Report of Independent Registered Public
               Accounting Firm................................. 75

             Additional Information............................ 76

BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007

Dear Shareholder:

During the fiscal year ended May 31, 2007, the Brown Advisory Growth Equity Fund (the "Fund") has generated respectable returns, both on a relative basis and on an absolute basis. The Fund's Institutional Shares posted a return of 21.18% for the trailing twelve months, above the Russell 1000(R) Growth Index (the "Index"), the Fund's primary benchmark, which was up 20.37% for the same period. For the same trailing twelve months, A Shares (without sales charge) returned 20.60%.

It is our belief that, in a slowing economy, companies that are able to generate admirable top-line growth should thrive. While growth stocks have generally underperformed other asset classes for the last several years, we are beginning to see this turn around in recent months. We would not be surprised to see this trend continue, given the forecast of slowing gross domestic product (GDP) and corporate earnings growth. We have positioned the Fund to be underweighted in basic materials, utilities and other more cyclical businesses, while we continue to focus on companies with strong sustainable earnings growth.

Leading contributors to performance for the Fund over the past twelve months include STRYKER CORP., ACCENTURE, LTD., MICROSOFT CORP., CISCO SYSTEMS, INC. and JACOBS ENGINEERING, INC. These companies each represent a diverse cross section of the overall market. Stryker's orthopedic implant business has continued to grow nicely due to an aging baby boomer population. The company has also benefited from exposure to niche markets, such as operating room products, medical beds and emergency equipment. Accenture has benefited from continued expansion in the move to global outsourcing and its diverse line of businesses. Microsoft rallied on the introduction of their new operating system, Vista, and a rich new product pipeline. Cisco Systems has continued to gain market share across all of its markets, especially benefiting from its end-to-end networking strategy and the growth in the internet-based telephony and video segments. Lastly, Jacobs Engineering has had the wind at its back as the oil and gas industries have increased capital spending dramatically as oil prices stay elevated.

The Fund's performance was driven by strong stock selection in the information technology, industrials, and energy sectors. From a stock selection standpoint, the Fund was hurt by a lower return in both the consumer staples and healthcare sectors as compared to the Index.

Stocks that hurt performance over the past twelve months were AMGEN, INC., CHICO'S FAS, INC. and PHARMACEUTICAL PRODUCT DEVELOPMENT, INC. Amgen was one of the larger positions in the portfolio and started to see some weakness in the firm's key anemia franchise (Aranesp). We felt this would lead to slower sales and earnings growth as competitive threats appeared. We bought Chico's, a leader in women's apparel targeting an extremely attractive demographic category. We eliminated the position when the company stumbled on its merchandising strategy and posted lackluster same store sales growth. Pharmaceutical Product Development has been a tremendous performer for the Fund since we initiated a position in 2004. However, we decided to exit the stock when we became concerned about some accounting practices at the company.

During the period, we eliminated positions in Chicos, LAUREATE EDUCATION, VIACOM, ALBERTO CULVER, HYDRIL, Amgen, ELI LILLY, PFIZER, Pharmaceutical Product Development, L-3 COMMUNICATIONS HOLDINGS, and INTEL. Two of these companies, Laureate Education and Hydril, were bought out over the course of the year. The majority of these names were eliminated because they no longer fit with our philosophy of owning companies with strong revenue and earnings growth.

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BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007


We initiated positions over the year in LEGG MASON, ALLERGAN, GENENTECH, INTUITIVE SURGICAL, MILLIPORE, AMETEK, IDEX, UTI WORLDWIDE, YAHOO, NAVTEQ, and EMC. Over the trailing twelve months, we found good opportunities in the lower end of the market cap spectrum that we operate in. Intuitive Surgical manufactures the daVinci Surgical System, a robotic surgery system designed to provide the surgeon with greater accuracy, a better range of motion and fine tissue control. Revenues will expand dramatically as the FDA approves new indications for the DaVinci product and more surgeons get trained on its techniques. Another name that we are excited about in the Fund is Navteq, the market leader in mapping software for navigation devices. The company dominates its market, with about 80 to 90% market share in the U.S. and Europe. Due to continued expansion in China, Eastern Europe, and Russia, we anticipate continued sustainable earnings growth over the coming years.

As always, we continue to strive to own companies with strong sustainable sales and earnings growth at attractive valuations. We remain excited about the Fund's current holdings as well as our prospects for long-term appreciation of the Fund.

Sincerely,

Geoff R.B. Carey, CFA
Portfolio Manager

THE RUSSELL 1000 GROWTH INDEX CONSISTS OF STOCKS IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX OFFERS INVESTORS ACCESS TO THE EXTENSIVE LARGE-CAP SEGMENT OF THE U.S. EQUITY UNIVERSE REPRESENTING APPROXIMATELY 92% OF THE U.S. MARKET. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

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BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007

Dear Shareholder:

During the fiscal year ended May 31, 2007, the Brown Advisory Value Equity Fund's (the "Fund") Institutional Shares posted a total return of 22.85% while A Shares (without sales charge) posted a total return of 22.14%. During the same period, the Russell 1000(R) Value Index (the "Index") rose by 25.58% and the S&P 500 Index increased by 22.79%.

After an embrace of quality in the overall markets boosted the Fund's returns in the second half of calendar last year, the first quarter of this year has seen a marked flight away from larger capitalization, globally positioned, high quality companies. Since the first quarter, we have gained ground relative to the market even as investor interest in what has worked for the past several years (emerging markets, small-cap, real estate, and low quality) continues to be strong. This preference is driven by a number of factors whose existence is largely unquestioned, but whose longevity is a matter of dispute. Low borrowing rates, record low quality spreads, lenient and abundant credit, a record profit expansion, robust industrial profit margins and cash flows, record low bad debt expense, and still accommodative Federal Reserve policy continue to support a positive outlook on the economy. Record private equity activity (formerly called leveraged buyouts) is arguably the best evidence that the market believes the good times will continue to roll.

Leading contributors to performance this fiscal year included MERCK & CO., INC., UNILEVER N.V., CHEVRON CORP., VERIZON COMMUNICATIONS, INC., and ABBOTT LABORATORIES. Performance detractors during the fiscal year were BOSTON SCIENTIFIC CORP., NORTH FORK BANCORP, AMGEN, INC., OSI RESTAURANT PARTNERS, INC. and SEAGATE TECHNOLOGY, INC. In addition, positions in the following companies were eliminated, mostly due to price appreciation and fundamental considerations: ANHEUSER BUSCH COS, INC., AVON PRODUCTS, INC., Boston Scientific Corp., GAP, INC., HEALTH MANAGEMENT ASSOCIATES, INC., MORGAN STANLEY & CO., OSI Restaurant Partners, Inc., TYCO INTERNATIONAL, LTD. and XL CAPITAL, LTD.

During the year, we initiated positions in 3M COMPANY, Abbott Laboratories, Amgen, Inc., BB&T CORP., CAPITAL ONE FINANCIAL CORP., CITY NATIONAL CORP., CLOROX CO., CVS CAREMARK CORP., DAVITA, INC., E*TRADE FINANCIAL CORP., FOSTER WHEELER, LTD., LINEAR TECHNOLOGY CORP., MOLEX, INC., NUVEEN INVESTMENTS, INC., PARAMETRIC TECHNOLOGY CORP., PROCTER & GAMBLE CO., PRUDENTIAL FINANCIAL, INC., and WEATHERFORD INTERNATIONAL, LTD.

While our crystal ball is no better than anyone else's, experience tells us that when conditions look like they do today and market participants are paying up for the status quo, the latent risk is actually very high. It is axiomatic that what causes a change is always difficult to predict. As human beings with imperfect information, we assess the uncertain future through probabilities. In our opinion, a continuation of the status quo is a low probability event. Instead, we believe that conditions will revert to something more similar to historical norms. If this view is validated, we have paid a record low relative price for some of the highest quality companies in the public markets. It is helpful to recall that the situation was precisely reversed in late 1999. Back then, there was little if any interest in lower quality, cyclically sensitive assets, as they had depressed profits, poor growth records, and seemingly poor prospects. Then, to borrow a phrase from the Bible, the last became first - and in a big way. Today, across virtually all economic sectors, it is the FIRST who have become last.

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BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007


In our view, the Fund's portfolio remains very well positioned in several respects. First, the companies the Fund holds have an attractive record of reliable long-term earnings growth and profitability. Only during periods of credit enhanced cyclical recoveries, such as the one we have been experiencing for the past several years, have such companies underperformed. Second, we believe their prospects remain attractive, as they are generally market leaders in growing global sectors. Finally, the valuations of such companies (both absolute and relative) are at very low levels. While valuation implies little about timing, it does imply a lot about the margin of safety, which we believe is ample. Just as it was difficult to take a contrary position in lower quality, more cyclical companies during the late 1990s, it is tough today to own the higher quality, more reliable companies that are out of favor. What was needed then is also needed now: PATIENCE.

Sincerely,

Richard M. Bernstein, CFA
Portfolio Manager

THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST OF THE 3,000 LARGEST U.S. DOMICILED COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE S&P 500 INDEX IS A MARKET VALUE WEIGHTED INDEX REPRESENTING THE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED LARGE CAPITALIZATION STOCKS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

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BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007

Dear Shareholder:

During the fiscal year ended May 31, 2007, the Brown Advisory Small-Cap Growth Fund's (the "Fund") Institutional Shares returned 22.32%, A Shares (without sales charge) returned 21.64% and D Shares (without sales charge) returned 21.85%. This compares favorably with the 17.57% gain of the Russell 2000(R) Growth Index, and the 22.79% gain of the S&P 500. Security selection was the overwhelming driver of the strong investment results. While short-term performance will ebb and flow, we continue to believe that the Fund is well positioned over the long term.

Looking at the macroeconomic environment and the market, the song remained largely the same over the last 12 months. Ample liquidity driven by low interest rates, cash rich corporate balance sheets, and tremendous fund raising by the private equity industry has prompted a merger and acquisitions (M&A) boom, providing a highly supportive backdrop for equity prices. However, the recent run-up in the market has not been purely based on M&A speculation - economic growth remains positive, corporate profits remain healthy, and valuation levels are arguably reasonable. At present, a debate is well underway as to whether we are in the midst of a liquidity "bubble" or fundamentals are driving the markets higher.

As bottom-up investors, we can largely avoid taking sides in the aforementioned macro debate. Although we are aware of the uncertainties that exist today, we think about them in the context of each individual holding and determine whether these risks are being priced in or ignored. We constantly monitor the portfolio to try to uncover both where the risks and opportunities lie. Despite the recent solid appreciation in the Fund, we continue to seek long-term value and great potential across the portfolio. In addition, the number of new ideas being generated remains robust.

COGENT COMMUNICATIONS, ALIGN TECHNOLOGIES and AKAMAI TECHNOLOGIES were the top three contributing a combined 8.7% to the Fund's total return for the trailing 12 months. Cogent and Akamai are internet infrastructure companies benefiting from rapid growth in commercial activity on the web. Akamai employs proprietary software technology to provide services for accelerating and improving the delivery of content and applications, and Cogent is a facilities-based provider of high-speed internet access and IP communications services. We believe both will continue to grow rapidly and profitably as their customers seek to deliver increasingly rich (video) content to broadband enabled end users. Align Technology designs, manufactures and markets Invisalign, a proprietary method for treating the misalignment of teeth. The company regained its monopoly position in October 2006 following a patent settlement with its chief competitor Ortho-Clear, enabling them to increase market penetration within an expanding base of practicing dental professionals.

Two large detractors to performance during the period were SYMYX TECHNOLOGIES and SONOSITE. In both cases, it was determined in recent months that the original investment thesis was no longer intact, resulting in their elimination from the Fund. Symyx provides high-throughput discovery technologies and research software to customers in the chemical, life science, and other industries. A recognized leader in the commercialization of combinatorial chemistry and high-throughput screening, its large customers appeared to be resisting paying royalties on products discovered with Symyx methods, pressuring a key part of the company's business model. Sonosite, a manufacturer and distributor of handheld ultrasound machines, continued to come under pressure as larger companies like GE aggressively bring new products to the market.

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BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007


Our goal is to remain focused on seeking to deliver competitive risk-adjusted returns over the long-term. We work hard to continuously improve our investment team and process, and the following principles govern our actions:

..   Treat your investment as if it was our own - remain significant co-investors with you

..   Invest for the long term, while striving to maximize returns and mitigate risk

..   Assess the Fund's investments based on the inherent value of the business

..   Build a concentrated portfolio of our best ideas

As always, we thank you for your support and look forward to updating you on our progress going forward.

Sincerely,

Christopher A. Berrier
Portfolio Manager

Timothy W. Hathaway, CFA
Portfolio Manager

INVESTMENTS IN SMALLER COMPANIES CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES.

THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 INDEX COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED VALUES. THE S&P 500 INDEX IS A MARKET VALUE WEIGHTED INDEX REPRESENTING THE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED LARGE CAPITALIZATION STOCKS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY SMALL-CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007

Dear Shareholder:

During the twelve-month period ended May 31, 2007, the Brown Advisory Small-Cap Value Fund's (the "Fund") Institutional Shares increased 17.71% in value and A Shares (without sales charge) increased 16.96%. During the same period, the Russell 2000(R) Value Index (the "Index"), the Fund's benchmark, rose 20.28%.

For the Fund's fiscal year ended May 31, 2007, stock prices rose significantly as a result of several factors, including fund flows into equities due to the low level of interest rates, continued growth in corporate profits, and the Federal Reserve's (the "Fed") decision to hold interest rates steady. There were forces, however, that moderated the rise in equity prices, including concern over muted employment gains, deterioration in the housing market, and the lagged effect of higher interest rates on economic growth and corporate profits. Energy prices, which have been volatile over the last twelve months, remain a concern. In our view, the economy has been growing at a sustainable non-inflationary pace during the last twelve months.

In light of slower economic growth and little inflation, a key issue for some equity investors is when and if the Fed removes its bias towards raising short-term interest rates. Lower interest rates tend to stimulate economic growth, increase corporate profits, and make equities more attractive relative to fixed-income instruments. A concern for some equity investors is whether current valuations already reflect the high corporate profitability forecast for next year and if those profit expectations are realistic today. At the same time, the positive impact of private equity deal activity on the stock market appears likely to continue.

The Fund's return lagged the return of the Index for this twelve-month period. The primary reason was that the Fund's investments within the industrial and consumer discretionary sectors lagged the returns of the comparable Index. Short-term challenges at certain of the Fund's investments in media, logistics and commercial services businesses were the main reason for the performance differential. The Fund continues to own all but one of these underperforming investments because we believe that the companies are fundamentally sound and the valuations are attractive. Meaningful contributors to the Fund's return for the twelve months were its investments in the technology sector, which rose 34.8% and accounted for over 30% of the total return. Software and services stocks were also particularly strong. The Fund's investments within the financial services sector returned 18.3% versus 10.3% for the sector within the Index and contributed over 18% of the Fund's total return in the period. Investments in nontraditional financial services and real estate investment trusts were the Fund's best performers within this sector. The Fund's relative performance within the financial services sector benefited from the absence of bank stocks in the portfolio as they constituted about 40% of the sector and had a slightly negative return as fears over subprime lending and deterioration in the housing market caused investors to shy away from banks.

From an individual stock perspective, the Fund's largest contributors to performance included WEBEX COMMUNICATIONS, CASH AMERICA INTERNATIONAL, INC., CRESCENT REAL ESTATE EQUITIES CO., PROGRESS SOFTWARE CORP., SILGAN HOLDINGS, INC., and AFC ENTERPRISES, INC. The largest detractors from performance were NELNET, INC., SIRVA, INC., FLORIDA ROCK INDUSTRIES, INC., LIGAND PHARMACEUTICALS, INC., and SUN-TIMES MEDIA GROUP, INC. Recent divestitures included: R.H. DONNELLY CORP. and NVR, INC. These stocks were sold because we felt that they no longer offered an acceptable return at their sale prices and the sale proceeds were reinvested in stocks that we believe offer more attractive potential for future returns. New purchases in the period included SCHOLASTIC CORP., INVESTMENT TECHNOLOGY GROUP, INC., MIPS TECHNOLOGIES, INC., NOVATEL WIRELESS, INC., and SRS LABS, INC.

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BROWN ADVISORY SMALL-CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007


The Fund seeks long-term capital appreciation through investments in companies which are attractively priced based on the companies' ability to generate cash flow beyond that required for normal operations and reinvestment in the business. In addition, investments are favored in companies with stable businesses that are run by highly motivated and competent management and are undervalued with discrete potential catalysts that might unlock an investment's value. We believe this strategy is fundamentally sound and positions the Fund well in the current market environment.

Sincerely,

Eugene Fox, III
Portfolio Manager

Robert B. Kirkpatrick, CFA
Portfolio Manager

Amy K. Minella
Portfolio Manager

INVESTMENTS IN SMALLER COMPANIES MAY BE MORE VOLATILE THAN THE SECURITIES OF LARGER COMPANIES AND, AS A RESULT, PRICES OF SMALLER COMPANIES MAY DECLINE MORE IN RESPONSE TO SELLING PRESSURE. FOR A COMPLETE DESCRIPTION OF THE FUND'S PRINCIPAL INVESTMENT RISKS, PLEASE REFER TO THE PROSPECTUS.

THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

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BROWN ADVISORY OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007

Dear Shareholder:

During the fiscal year ended May 31, 2007, the Brown Advisory Opportunity Fund Institutional Shares (the "Fund") gained 22.55% nearly matching the performance of the Russell 3000(R) Index, the Fund's benchmark, which posted a return of 22.58% and outpacing that of the Russell 2000(R) Index, which increased 18.93%.

The domestic equity markets posted impressive gains during the period with the S&P 500 Index gaining 22.79%. Interest rates remain relatively low and inflation, while trending slightly above the Federal Reserve's (the "Fed") comfort zone has not increased at a rate fast enough to warrant further tightening. Many economies outside North America are relatively strong particularly in Asia. Merger and acquisition activity has accelerated, driven in part by strong demand from private equity buyers. To date, weakness in the domestic residential housing market has not spread to other areas of the economy, and the U.S. remains at nearly full employment.

The individual holdings in the Fund reflect the best ideas from the Brown Advisory research team across market capitalization and investment strategy. A company with above-average growth prospects serving a fast growing market with a seemingly defensible competitive advantage typically constitutes a best idea. The majority of the Fund's holdings, therefore, include companies that we believe can exploit under-served, nascent markets. Current examples include FEI CO. in nanotechnology, ILLUMINA in genome analysis, NAVTEQ in global positioning systems, FLIR SYSTEMS in thermal imaging, OCEANEERING in deepwater hydrocarbon production, and ESCO TECHNOLOGIES in power line communication. As the above list illustrates, the Fund seeks to diversify its holdings across industries believing that nascent, fast - growing markets can exist across the economic spectrum.

Companies that serve new markets generally have products and/or management teams that are relatively unproven. Typically, the inherent risk in a company's performance is directly proportional to the size of the growth opportunity. Therefore, the Fund tends to overweight those companies believed to have a relatively higher margin of safety albeit with relatively lower growth prospects. Examples of large holdings meeting these criteria include DOVER, WALGREENS, and DAVITA. We believe that in each case the stock price appreciation potential outweighs that of the likely downside risk. While the growth prospects for these companies may be relatively less than that of the companies previously mentioned, we believe that they still represent good investment opportunities.

As of the end of the reporting period, 70% of the Fund was invested in Large Cap companies (market caps exceeding $2 billion) and 30% in Small Cap companies. Additionally, 83% of the Fund was allocated to "growth" companies with "value" making up the rest. The portfolio remains relatively concentrated with an average position size at the end of the period of slightly over 3%.

Companies that were additive to performance over the last six months include FOSTER WHEELER, an engineering and construction company serving the energy infrastructure industry and INPUT/OUTPUT, a seismic data acquisition equipment company. Flir Systems, a manufacturer of infra-red cameras and thermal imaging equipment, PARAMETRIC TECHNOLOGY, a provider of computer-aided design software, and SYNCHRONOSS TECHNOLOGY, a provider of software solutions to the communications industry were additive to performance as well.

The majority of the top detractors to performance include companies serving the Health Care industry including EMAGEON, ILLUMINA, and AFFYMETRIX. During the period, the Fund sold its full position in Emageon and Affymetrix on diminished growth expectations for each company. In Emageon's case, the demand from hospitals for the

BROWN ADVISORY OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007

company's clinical software will, we believe, ultimately be less than originally expected. Affymetrix and Illumina are analytical equipment providers to the genetic analysis industry. We sold Affymtrix after determining that Illumina's lead in the faster-growing GeneType market would be difficult for Affymetrix to overcome. SYMYX TECHNOLOGIES, a developer of research technologies, and GETTY IMAGES, a creator and distributor of visual content to the media industry, also detracted from performance.

We believe that our research process of qualitatively and quantitatively assessing a company's fundamental, expected value coupled with the strategy of selecting Brown Advisory's best ideas could position the Fund well in the future.

Sincerely,

David B. Powell CFA
Portfolio Manager

TO THE EXTENT THE FUND INVESTS IN COMPANIES WITH SMALL-SIZE CAPITALIZATIONS, AN INVESTMENT IN THE FUND CAN HAVE MORE RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES. AS A NON-DIVERSIFIED FUND, THE FUND IS PERMITTED TO INVEST A GREATER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER THAN A DIVERSIFIED FUND. AS A RESULT, A DECLINE IN THE VALUE OF THOSE INVESTMENTS WOULD CAUSE THE FUND'S OVERALL VALUE TOP DECLINE TO A GREATER DEGREE THAN IF THE FUND HELD A MORE DIVERSIFIED PORTFOLIO. FOR A COMPLETE DESCRIPTION OF THE FUND'S PRINCIPAL INVESTMENT RISKS, PLEASE REFER TO THE PROSPECTUS.

THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES RANKED BY MARKET CAPITALIZATION, REPRESENTING APPROXIMATELY 98% OF THE U.S. EQUITY MARKET. THE RUSSELL 2000 INDEX IS COMPOSED OF THE 2,000 SMALLEST U.S. COMPANIES RANKED BY MARKET CAPITALIZATION, REPRESENTING APPROXIMATELY 7% OF THE RUSSELL 3000 INDEX TOTAL MARKET CAPITALIZATION. BOTH INDICES ARE UNMANAGED. UNLIKE THE PERFORMANCE FIGURES OF THE FUND, NEITHER THE PERFORMANCE OF THE RUSSELL 3000 INDEX NOR THE PERFORMANCE OF THE RUSSELL 3000 INDEX REFLECT THE EFFECT OF FEES, EXPENSES OR TAXES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007

Dear Shareholder:

For the fiscal year ended May 31, 2007, the Brown Advisory International Fund (the "Fund"), returned 18.62%, compared with 26.84% for the MSCI EAFE(R) Index (the "Index"), the Fund's benchmark index. Both the value portion and the growth portion of the Fund underperformed in comparison to the Index. The two management styles are discussed separately below.

PHILADELPHIA INTERNATIONAL ADVISORS LP

Over the year, many investors were aroused from their complacency to risk by the emergence of credit quality issues in the U.S. sub-prime mortgage market and poor U.S. retail sales data, which threatened the durability of American consumption and shook global confidence. The quick reaction to this data was a severe 6% drop in the Index. Ultimately, though, the markets realized that while deteriorating credit issues were a logical fallout from the weakening housing market that would crimp U.S. growth, the impact would be too small to lead to a broader global recession. In addition, encouraging economic statistics from Germany (which led to another refi rate hike in Europe), a corporate earnings season that showed continued earnings growth in late 2006, and sustained high growth in Asia restored confidence and the market recovered. Spurred by low interest rates and high corporate cash flow, mergers and acquisition (M&A) activity continued to boom. Asian markets ex-Japan performed best during the year with a 40% total return. Investors in both Australia and Singapore reacted favorably to the region's continued strong growth. Europe was second, up 36%, on the back of strong gains in food, utility, auto, and tobacco stocks - many of which benefited from merger activity or rumors. Japanese equities lagged the overall market with a 6% return as the threat of lower exports and yen volatility curtailed enthusiasm for stocks - despite relatively sanguine economic news.

The underperformance for the value portion of the Fund managed by Philadelphia International Advisors LP ("PIA") was driven by poor stock selection with the Fund's Japanese holdings, despite the portfolio's overweight in Europe and underweight in Japan. The portfolio also had lighter portfolio exposure to some sectors that have been in the M&A spotlight, particularly utilities, food, and beverage/tobacco. That is not to say that they would not be attractive as the portfolio holdings have appealing valuations, high profitability, and are less leveraged than the market, and we continue to have a high conviction in their long-term return potential.

PIA uses a proprietary ranking model within each country that utilizes traditional value metrics, profitability, and earnings catalysts. Further research is also performed on strict quality standards that focus on: liquidity, balance sheet strength, industry fundamentals, and management quality. The country and sector exposures within this portion of the Fund relative to the Index are generally the result of the stock selection process. The Fund's portfolio of high quality, attractively valued stocks should provide attractive future relative returns over the long term.

The stocks that contributed the greatest amount to PIA's portion of the Fund's absolute performance during the twelve months ended May 31, 2007 include SEB S.A. (France), AKZO NOBEL NV (Netherlands), and ALLIANZ SE (Germany). Stocks that performed poorly during this timeframe include SEGA SAMMY (Japan), TAKEFUJI CORP. (Japan), and FAMILYMART (Japan).

The total market environment continues to be a favorable one for stocks. Index valuation levels remain attractive, earnings are estimated to grow in the high single digits or low double digits in developed markets, and interest rate

BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007

policies are mildly accommodative. PIA believes that global growth will slow in 2007 from 2006, but not enough to alarm equity investors. We remain confident that our investment approach will bode well for the Fund over the balance of the year.

WALTER SCOTT & PARTNERS LIMITED

The strategy of the portion of the Fund managed by Walter Scott & Partners Limited ("WSPL") continues to be the identification, research and investment in companies capable of sustaining long-term growth rates. Such companies are selected on their individual merits with particular attention to cash generation and high levels of profitability. The Fund's industrial and geographic allocations are a consequence of this process.

Implementing WSPL's approach leads to a portfolio of stocks that meet our criteria in terms of their capacity for wealth generation but that differ markedly from the sector and geographic structure of benchmark global equity indices. A direct result of this approach is that the portfolio's monthly, quarterly and even annual performance is rarely in line with that of the index. Over the long term, the WSPL approach has performed well, but short-term performance can lag indices, as has been the case of late. Long-term analysis suggests that we historically underperform in rapidly rising markets and outperform in periods of benign or weaker markets.

Our bottom-up stock selection process continued to bias the Fund geographically towards Asia Pacific and sectorally towards a diverse range of energy-related businesses. A further consequence of WSPL's philosophy and process is that resultant Fund turnover for the growth strategy tends to be low. This remained the case in the past year.

As such, the underperformance of the growth portion of the Fund managed by WSPL was driven primarily as a consequence of the portfolio's exposure to Japanese stocks that delivered a lacklustre relative performance following a strong run in the previous 12 month period. While the portfolio's Japanese stock performance was ahead of the Index, the return was low in comparison to other international markets and this weighed on the final result. In absolute terms, the European and Pacific ex-Japan stocks all posted strong returns over the period. UK stocks in particular performed well relative to those in the Index, offsetting slight underperformance in the Continental Europe and Pacific ex-Japan portfolio. Currency movements were partially responsible for the performance differential, the Yen fell 8% against the US Dollar whereas European currencies gained c. 5% in aggregate over the period. The net effect being that currency effect removed around 1.5 percentage points from the portfolio's return whilst adding roughly the same amount to the Index return.

The best performing securities were CHINA MOBILE (Hong Kong), MITSUBISHI ESTATE (Japan) and H&M B (Sweden).

The worst performing securities were NIKKO CORDIAL (sold from the portfolio in January 07) (Japan), KEYENCE (Japan) and MITSUBISHI UFJ (Japan).

Interest rates and inflation are rising; corporate earnings will likely become thinner on the ground and valuations in aggregate revealed to be expensive. When risk aversion returns - and it will - a diversified portfolio of carefully researched industry leaders characterized by exceptional growth and profitability, strong balance sheets, high margins and attractive valuations will more than warrant its place.

BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007


As noted above, the stock selection process of WSPL has led the portfolio bias towards Asia Pacific. It is here that we believe the Fund is positioned with a view to levels of return in keeping with the portfolio objective.

The opportunity cost of this position in the short term has been reflected in relative performance as the portfolio has not fully participated in a liquidity-fuelled European rally. WSPL has long articulated a positive outlook for growth in this region and most notably Japan, and has seen confirmation in improved earnings in Japan and elsewhere. Good corporate earnings, the end of deflation, rising land prices and political stability are all in place.

Sincerely,

Andrew B. Williams, CFA,
Philadelphia International Advisors, LP
Portfolio Manager

Alan McFarlane,
Walter Scott & Partners Limited
Portfolio Manager

* THE MSCI EAFE INDEX IS A GROUP OF UNMANAGED SECURITIES WIDELY REGARDED BY INVESTORS TO BE REPRESENTATIVE OF THE STOCK MARKETS OF EUROPE, AUSTRALASIA, AND THE FAR EAST. THE INDEX IS A TOTAL RETURN INDEX NET OF FOREIGN WITHHOLDING TAXES ON DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTING OVERSEAS INVOLVES SPECIAL RISKS, INCLUDING INTERNATIONAL TRADE, CURRENCY, POLITICAL, REGULATORY AND DIPLOMATIC RISK. SECURITIES ISSUED IN EMERGING MARKETS HAVE MORE RISK THAN SECURITIES ISSUED IN MORE DEVELOPED FOREIGN MARKETS. PRICE-TO-EARNINGS RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS.

BROWN ADVISORY REAL ESTATE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007

Dear Shareholder:

The Brown Advisory Real Estate Fund ("the Fund") seeks to provide a high level of current income as its primary objective and achieve capital appreciation as its secondary objective. In order to achieve these objectives, the Fund has invested primarily in equity Real Estate Investment Trusts (REITs). In addition to seeking to provide high current income, potential dividend growth and an opportunity for some capital appreciation over time, the Fund also seeks to provide diversification for an investor's overall portfolio of stocks and fixed income instruments and diversification by property type and geographic location within the Fund itself. During the fiscal year ended May 31, 2007, the Fund posted a return of 25.41%, trailing the 30.23% return for the National Association of Real Estate Investment Trust (NAREIT) Equity Index (the "Index") and the 27.77% return for the NAREIT Composite, which also includes mortgage REITs, but beating the 22.79% return of the S&P 500, the Fund's primary benchmark.

Over the past several quarters, publicly traded REIT returns have been impacted to a greater degree by the potential for capital market events than by investors' outlook on the prospects for operating fundamentals. Through the end of 2006 and into the start of this year, large capitalization REITs rallied strongly as optimism surrounding the Equity Office Properties (EOP) deal created a fresh influx of capital. Since EOP's closing on February 7 of this year, however, REITs as measured by the Index fell nearly 15% on average toward the end of May, wiping out nearly all of the gains since the beginning of the year. The Fund's performance year-to-date of 2.08% versus 3.50% for the Index was impacted by our decision long ago to avoid owning shares of EOP and other landlords with weak fundamentals; the Fund underperformed mainly due to rumored and announced privatization activity which has been focused primarily in companies whose operating metrics have lagged peers over the long term.

Returns to three of the four major real estate sectors - office, industrial, retail, and apartments - have been fairly uniform over the reporting period. The NAREIT Equity Index's office, industrial and retail sectors have returned 34.99%, 28.81% and 32.97% while apartments have returned 23.71%. The slowdown in the single family home market and growing concern that unsold homes will enter the rental pool have led many to speculate that apartment fundamentals will quickly deteriorate. A return to normal seasonal trends in the fourth quarter of 2006 and the first quarter of 2007 did little to allay those fears, and apartment returns trailed those of other sectors. With respect to the remaining sectors, healthcare REITs outperformed as relatively higher yields in the private market attracted investor attention, while manufactured homes continued to lag. Over the last twelve months, healthcare names advanced 36.23% while manufactured home companies were up 16.21%.

Companies that helped the Fund's performance over the period include OMEGA HEALTHCARE INVESTORS, NATIONWIDE HEALTH PROPERTIES, and KITE REALTY GROUP. In part, these three companies reflect the recent trend of relatively smaller-cap REITs outperforming large-cap REITs as REITs have sold off. Conversely, some of the companies whose shares contributed to the Fund's underperformance over the last twelve months include FIRST POTOMAC REALTY, HEALTHCARE REALTY, and BIOMED REALTY (BMR). First Potomac has, from time to time, suffered from one-time issues ranging from unexpected expense spikes to leasing delays at acquired properties with high vacancies. Whatever the reason, it appears that many investors have grown impatient with company management, and the stock underperformed as a result. Weak results at BMR more than likely arise from investor concerns that the company's external growth may have become too aggressive, as BMR has been very active in acquiring properties. BMR management's recent decision to pass on a very large, high-profile and actively marketed portfolio indicate at least some degree of conservatism. We remain more favorable, as a result, to companies like BMR and those exhibiting traits similar to First Potomac.

BROWN ADVISORY REAL ESTATE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007


Over the long-term, we believe that REITs should play an important part in a diversified portfolio for reasons that we have stated in the past: 1) their relative appeal as yield investments; 2) their portfolio diversification benefits; and 3) their long-term attractiveness in light of projected growth in the retired sector of the population and its need for current yield. In an environment in which current yield will be an important objective to an aging, retiring population, REITs historically offer attractive current yields with the potential for substantial dividend growth over the long run.

Sincerely,

Darryl Oliver, CFA
Portfolio Manager

INVESTING IN REITS SUBJECTS THE FUND TO REAL ESTATE MARKET RISKS, SMALLER COMPANY RISK, INTEREST RATE RISK, AND CREDIT RISK. AS A NON-DIVERSIFIED FUND, THE FUND MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION OF THE FUND IN A LIMITED NUMBER OF SECURITIES EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS. THE FUND ALSO BEARS ITS PROPORTIONATE SHARE OF EACH REIT'S EXPENSES IN ADDITION TO ITS OWN OPERATING COSTS. FOR A COMPLETE DESCRIPTION OF THE FUND'S PRINCIPAL INTEREST RISKS, PLEASE REFER TO THE PROSPECTUS.

EQUITY REIT REFERS TO A REAL ESTATE INVESTMENT TRUST THAT INVESTS THE MAJORITY OF ITS ASSETS DIRECTLY IN REAL ESTATE AND DERIVES ITS INCOME PRIMARILY FROM RENT. MORTGAGE REIT REFERS TO A REIT THAT INVESTS THE MAJORITY OF ASSETS DIRECTLY IN REAL ESTATE AND DERIVES ITS INCOME PRIMARILY FROM RENT.

THE NAREIT EQUITY INDEX IS A COMMONLY USED INDEX MEASURING THE PERFORMANCE OF ALL PUBLICLY TRADED REAL ESTATE INVESTMENT TRUSTS THAT ARE EQUITY REITS AS DETERMINED AND COMPILED BY THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS. THE NAREIT EQUITY INDEX IS A COMMONLY USED INDEX MEASURING THE PERFORMANCE OF ALL PUBLICLY TRADED REAL ESTATE INVESTMENT TRUSTS AS DETERMINED AND COMPILED BY THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS. THE S&P 500 INDEX IS A MARKET VALUE WEIGHTED INDEX REPRESENTING THE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED LARGE CAPITALIZATION STOCKS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007

Dear Shareholder:

We are pleased to report on the progress of the Brown Advisory Maryland Bond Fund (the "Fund") for the year ended May 31, 2007. For the year, the Fund produced a total return of 3.21% versus 4.02% for the Fund's benchmark, the Lehman Brothers 1-10 year Blended Municipal Bond Index.

The second quarter of 2007 began with the bond market seemingly poised to continue trading within a narrow band, concluded with interest rates moving higher. Mixed signals from recent economic indicators, specifically slower economic growth, varying interpretations of inflation measures, continued weakness in the housing market and a buoyant stock market, may prove to make the Federal Reserve's (the "Fed") job more challenging through the not so lazy days of summer.

On June 29/th/, 2006, the Fed raised short-term interest rates for what would appear to be the final move of a 24 month tightening cycle. The Fed expected that moderating economic growth would mitigate inflation pressures. Policy makers, foremost among them Federal Reserve Chairman Bernanke, indicated that a 2 to 3% range for gross domestic product (GDP) growth would be preferable. Additionally, the Fed set a range of 1 to 2% as its comfort zone for inflation, as measured by the PCE (Personal Consumption Expenditures). The most recent preliminary measure of first quarter 2007 GDP highlights an economy that grew only .6%, the weakest in four years. However, additional reports of improvement in business spending and leaner inventory levels that may cause factories to ramp up production indicate growth may strengthen for the remainder of the year and into 2008. For the Fed, it seems growth has been the least problematic part of the equation. Until a recent reading of the PCE at 2%, this measure of inflation, favored by the Fed, had lingered above the upper range of the Fed's comfort zone. The Fed has continued to express the opinion, through the minutes of the Federal Open Market Committee (FOMC) meeting, that inflation had not eased enough for concern to dissipate. At the forefront of the Fed's inflation concern is the persistent strength in wage growth (labor costs comprise approximately 65% of the cost of goods and services production).

Although the Fed expects economic strength to rebound through the latter part of 2007, the risk of persistent weakness in the housing sector has tempered their view. Of the three major housing market indicators, new home sales have shown moderate improvement from earlier 2007 levels. Conversely, existing home sales, after a brief show of strength in late 2006, have resumed a downward trend. Likewise, during the first quarter of 2007, average housing prices declined for the first time in 16 years. Tighter lending standards, the result of the disintegration of the sub-prime lending market, may restrain housing demand longer than the Fed had anticipated. In spite of weakness in the housing sector and buoyed by gains in income and employment levels, consumer spending, the largest component of GDP, has continued to show impressive strength.

Faced with mixed economic signals, the Fed has no option but to watch and wait, solidifying its stance of patience and willingness to look toward longer term trends instead of reacting to short term variances.

The Fund seeks to provide a high level of current income exempt from both Federal and Maryland state income taxes without undue risk. The intention of the Fund is to maintain an average weighted maturity between four and ten years, thus seeking to mitigate the risk of principal losses due to interest rate fluctuations. Given our defensive posture over the past 24 months, the average weighted maturity of the Fund has been between 4.4 and 5.2 years. The Fund is classified as a non-diversified Fund, meaning that it may focus a larger percentage of assets in the securities

BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007

of fewer issuers subject to certain limitations. For example, for 50% of the Fund, no issuer may represent over 5% of Fund assets. As of May 31, 2007, approximately 61% of the Fund was invested in issues representing less than 5% of the Fund's total assets. The top five holdings represent approximately 39% of Fund assets and the overall credit quality is AA. The top five largest holdings in the Fund as of May 31, 2007 were Maryland Department of Transportation (10%), University of Maryland (8%), State of Maryland (8%), Montgomery County, Maryland (8%), and Frederick County, Maryland (5%).

During 2006 and through the first half of 2007, the Fund experienced strong cash inflows of approximately $16mm. Purchases of bonds were made predominately within the 5 to 15 year portion of the yield curve. The strong cash inflows offset the duration impact of the purchases of intermediate to longer maturity bonds. The Fund's duration moved to 3.8 years (currently 88% of the benchmark's
4.2 year duration).

The returns produced by the Fund are indicative of the continued defensive duration position we have maintained during the 24-month period of rising interest rates. In addition, the dominance of Maryland securities in the Fund tends to keep returns below the benchmark that is comprised of all states, since Maryland bonds are rated highly and consequently carry lower yields.

Sincerely,

Monica M. Hausner
Portfolio Manager

THE FUND IS NON-DIVERSIFIED WHICH MEANS IT MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION IN A LIMITED NUMBER OF ISSUERS EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS. THE FUND IS SUBJECT TO INTEREST RATE RISK WHICH IS THE RISK THAT DEBT SECURITIES IN THE FUND'S PORTFOLIO WILL DECLINE IN VALUE BECAUSE OF INCREASES IN MARKET INTEREST RATES. FOR A COMPLETE DESCRIPTION OF THE FUND'S PRINCIPAL INVESTMENT RISKS, PLEASE REFER TO THE PROSPECTUS.

DURATION IS A MEASURE OF THE SENSITIVITY OF THE PRICE OF A FIXED-INCOME INVESTMENT TO A CHANGE IN INTEREST RATES.

THE LEHMAN BROTHERS 1-10 YEAR BLENDED MUNICIPAL BOND INDEX IS A MARKET INDEX OF HIGH QUALITY, DOMESTIC FIXED INCOME SECURITIES WITH MATURITIES OF LESS THAN 10 YEARS. THE INDEX IS UNMANAGED AND REFLECTS REINVESTMENT OF INTEREST AND PRINCIPAL PAYMENTS. UNLIKE THE PERFORMANCE FIGURES OF THE FUND, THE INDEX PERFORMANCE DOES NOT REFLECT THE EFFECT OF FEES, EXPENSES OR TAXES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY INTERMEDIATE INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007

Dear Shareholder:

We are pleased to report on the progress of the Brown Advisory Intermediate Income Fund (the "Fund"). For the fiscal year ended May 31, 2007, the Fund's Institutional Shares total return was 5.72% and A Shares (without sales charge) total return was 5.39% versus the 6.37% return of the Fund's primary benchmark, the Lehman Brothers Intermediate Aggregate Bond Index and the return of 5.90% for the Lehman Brothers Intermediate Government/Credit Bond Index.

The second quarter of 2007 began with the bond market seemingly poised to continue trading within a narrow band, concluded with interest rates moving higher. Mixed signals from recent economic indicators, specifically slower economic growth, varying interpretations of inflation measures, continued weakness in the housing market and a buoyant stock market, may prove to make the Federal Reserve's (the "Fed") job more challenging through the not so lazy days of summer.

On June 29th, 2006, the Fed raised short term interest rates for what would appear to be the final move of a 24-month tightening cycle. The Fed expected that moderating economic growth would mitigate inflation pressures. Policy makers, foremost among them Federal Reserve Chairman Bernanke, indicated that a 2 to 3% range for gross domestic product (GDP) growth would be preferable. Additionally, the Fed set a range of 1 to 2% as its comfort zone for inflation, as measured by the PCE (Personal Consumption Expenditures). The most recent preliminary measure of first quarter 2007 GDP highlights an economy that grew only .6%, the weakest in four years. However, additional reports of improvement in business spending and leaner inventory levels that may cause factories to ramp up production indicate growth may strengthen for the remainder of the year and into 2008. For the Fed, it seems growth has been the least problematic part of the equation. Until a recent reading of the PCE at 2%, this measure of inflation, favored by the Fed, had lingered above the upper range of the Fed's comfort zone. The Fed has continued to express the opinion, through the minutes of the Federal Open Market Committee meeting, that inflation had not eased enough for concern to dissipate. At the forefront of the Fed's inflation concern is the persistent strength in wage growth (labor costs comprise approximately 65% of the cost of goods and services production).

Although the Fed anticipates economic strength to rebound through the latter part of 2007, the risk of persistent weakness in the housing sector has tempered their view. Of the three major housing market indicators, new home sales have shown moderate improvement from earlier 2007 levels. Conversely, existing home sales, after a brief show of strength in late 2006, have resumed a downward trend. Likewise, during the first quarter of 2007, average housing prices declined for the first time in 16 years. Tighter lending standards, the result of the disintegration of the sub-prime lending market, may restrain housing demand longer than the Fed had anticipated. In spite of weakness in the housing sector and buoyed by gains in income and employment levels, consumer spending, the largest component of GDP, has continued to show impressive strength.

Faced with mixed economic signals, the Fed has no option but to watch and wait, solidifying its stance of patience and willingness to look toward longer term trends instead of reacting to short term variances.

We continue to believe that corporate bond valuations will exhibit weakness (increased yields) in the future as inherent risk becomes more evident. The Fund's exposure in this sector is relatively low and concentrated in the short end of the market. As corporate spreads more fully reflect these risks we will begin to move more of the Fund's assets into corporate names. Mortgages, backed by government agencies, comprise a large 45% of the Fund, with Treasuries and US Agency debentures at 24%.

BROWN ADVISORY INTERMEDIATE INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2007


As has been the case with the general bond markets, it has been the "spread" sectors of the high grade bond market, particularly agency backed mortgage securities and longer corporate issues which have contributed most to the Fund's performance this past year.

The Fund continues to seek to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Sincerely,

Paul D. Corbin
Portfolio Manager

THE FUND IS SUBJECT TO INTEREST RATE RISK WHICH IS THE RISK THAT DEBT SECURITIES IN THE FUND'S PORTFOLIO WILL DECLINE IN VALUE BECAUSE OF INCREASES IN MARKET INTEREST RATES. THE FUND IS ALSO SUBJECT TO CREDIT RISK WHICH MEANS THAT THE VALUE OF YOUR INVESTMENT IN THE FUND MAY CHANGE IN RESPONSE TO CHANGES IN THE CREDIT RATINGS OF THE FUND'S PORTFOLIO SECURITIES. GENERALLY, INVESTMENT RISK AND PRICE VOLATILITY INCREASE AS A SECURITY'S CREDIT RATING DECLINES . FOR A COMPLETE DESCRIPTION OF THE FUND'S PRINCIPAL INVESTMENT RISKS, PLEASE REFER TO THE PROSPECTUS.

THE LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND INDEX IS AN UNMANAGED INDEX REPRESENTING DOMESTIC TAXABLE INVESTMENT GRADE BONDS WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES AND ASSET-BACKED SECURITIES WITH AVERAGE MATURITIES AND DURATIONS IN THE INTERMEDIATE RANGE. THIS INDEX REPRESENTS A SECTOR OF THE LEHMAN BROTHERS AGGREGATE BOND INDEX. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX REPRESENTING INTERMEDIATE AND LONG-TERM GOVERNMENT AND INVESTMENT GRADE CORPORATE DEBT SECURITIES HAVING MATURITIES OF GREATER THAN ONE YEAR. UNLIKE THE PERFORMANCE FIGURES OF THE FUND, NEITHER THE PERFORMANCE OF THE LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND INDEX NOR THE PERFORMANCE OF THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX REFLECT THE EFFECT OF FEES, EXPENSES OR TAXES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BROWN ADVISORY GROWTH EQUITY FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2007

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Growth Equity Fund (the "Fund") compared with a broad-based securities market index. The Russell 1000 Growth Index (the "Index") consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The total return of the Fund includes operating expenses that reduce returns while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE RESULTS WITH RESPECT TO ANY CLASS WITH A SALES CHARGE REFLECT THE DEDUCTION OF THE MAXIMUM FRONT END SALES CHARGE OF 3.50%. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S PROJECTED ANNUAL OPERATING EXPENSE RATIOS (GROSS) ARE 1.12% AND 1.88% FOR INSTITUTIONAL SHARES AND A SHARES, RESPECTIVELY. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.60% FOR A SHARES WHICH IS IN EFFECT UNTIL
SEPTEMBER 30, 2007. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL
(800) 540-6807. INSTITUTIONAL SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

Average Annual Total Return on                     Since Inception
 05/31/07/1/:                   One Year Five Year   (06/28/99)
------------------------------  -------- --------- ---------------
Institutional Shares             21.18%    7.72%         1.29%
A Shares (with sales charge)/2/  16.38%    5.95%       (0.36)%

                                    [CHART]

                   Institutional              Russell 1000
                      Shares      A Shares   Growth Index
                      ------      --------   ------------
     6/28/1999      $10,000        $9,650      $10,000
     6/30/1999       10,220         9,861       10,292
     7/31/1999        9,990         9,626        9,978
     8/31/1999        9,900         9,526        9,885
     9/30/1999        9,536         9,164        9,613
    10/31/1999       10,096         9,689       10,259
    11/30/1999       10,347         9,916       10,523
    12/31/1999       10,878        10,412       11,157
     1/31/2000       10,558        10,092       10,700
     2/29/2000       10,418         9,945       10,672
     3/31/2000       11,329        10,801       11,644
     4/30/2000       10,959        10,434       11,256
     5/31/2000       10,859        10,325       10,965
     6/30/2000       10,879        10,331       11,244
     7/31/2000       10,499         9,956       11,057
     8/31/2000       11,060        10,473       11,876
     9/30/2000       10,349         9,787       11,325
    10/31/2000       10,509         9,926       11,188
    11/30/2000        9,528         8,987       10,165
    12/31/2000        9,842         9,270       10,288
     1/31/2001       10,502         9,879       10,626
     2/28/2001        9,421         8,851        9,635
     3/31/2001        8,624         8,091        8,995
     4/30/2001        9,416         8,822        9,718
     5/31/2001        9,416         8,810        9,784
     6/30/2001        9,300         8,690        9,563
     7/31/2001        9,119         8,510        9,432
     8/31/2001        8,367         7,797        8,857
     9/30/2001        7,566         7,041        8,106
    10/31/2001        8,049         7,480        8,275
    11/30/2001        8,893         8,253        8,912
    12/31/2001        8,922         8,269        9,007
     1/31/2002        8,681         8,034        8,893
     2/28/2002        8,228         7,606        8,716
     3/31/2002        8,486         7,834        9,074
     4/30/2002        7,681         7,081        8,554
     5/31/2002        7,631         7,025        8,478
     6/30/2002        6,967         6,405        7,853
     7/31/2002        6,473         5,943        7,272
     8/31/2002        6,533         5,990        7,310
     9/30/2002        5,798         5,309        6,525
    10/31/2002        6,434         5,884        7,067
    11/30/2002        7,000         6,393        7,480
    12/31/2002        6,418         5,853        7,057
     1/31/2003        6,236         5,679        6,886
     2/28/2003        6,246         5,681        6,779
     3/31/2003        6,290         5,714        6,849
     4/30/2003        6,939         6,295        7,402
     5/31/2003        7,313         6,626        7,824
     6/30/2003        7,398         6,693        7,927
     7/31/2003        7,580         6,849        8,085
     8/31/2003        7,722         6,968        8,249
     9/30/2003        7,571         6,822        8,165
    10/31/2003        7,905         7,114        8,644
    11/30/2003        7,946         7,141        8,747
    12/31/2003        8,337         7,483        9,166
     1/31/2004        8,530         7,645        9,340
     2/29/2004        8,641         7,736        9,470
     3/31/2004        8,479         7,580        9,341
     4/30/2004        8,367         7,470        9,172
     5/31/2004        8,449         7,533        9,304
     6/30/2004        8,499         7,574        9,472
     7/31/2004        8,073         7,191        9,139
     8/31/2004        8,033         7,151        9,184
     9/30/2004        8,033         7,148        9,300
    10/31/2004        8,185         7,279        9,450
    11/30/2004        8,337         7,411        9,855
    12/31/2004        8,740         7,765       10,212
     1/31/2005        8,506         7,553        9,954
     2/28/2005        8,567         7,604       10,178
     3/31/2005        8,452         7,497       10,017
     4/30/2005        8,238         7,304        9,832
     5/31/2005        8,655         7,670       10,181
     6/30/2005        8,706         7,711       10,222
     7/31/2005        9,175         8,122       10,620
     8/31/2005        8,991         7,956       10,528
     9/30/2005        8,910         7,881       10,626
    10/31/2005        8,676         7,670       10,440
    11/30/2005        8,961         7,918       10,837
    12/31/2005        9,032         7,978       10,851
     1/31/2006        9,368         8,271       11,156
     2/28/2006        9,399         8,294       11,181
     3/31/2006        9,490         8,371       11,339
     4/30/2006        9,450         8,331       11,475
     5/31/2006        9,134         8,060       11,136
     6/30/2006        9,124         8,042       11,151
     7/31/2006        9,103         8,024       11,175
     8/31/2006        9,368         8,257       11,443
     9/30/2006        9,582         8,437       11,715
    10/31/2006        9,959         8,769       12,112
    11/30/2006       10,213         8,984       12,371
    12/31/2006       10,244         9,011       12,529
     1/31/2007       10,509         9,236       12,770
     2/28/2007       10,295         9,047       12,551
     3/31/2007       10,335         9,083       12,681
     4/30/2007       10,661         9,361       13,214
     5/31/2007       11,069         9,720       13,690



/1/Performance information for A Shares for the periods listed above is based on the performance of Institutional Shares, adjusted for the higher expense applicable to A Shares and reflects the deduction of the maximum front-end sales load.
/2/Commenced operations on April 25, 2006.

BROWN ADVISORY VALUE EQUITY FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2007

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Value Equity Fund (the "Fund"), compared with broad-based securities market indices. The Russell 1000 Value Index, the Fund's primary benchmark, measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the Fund includes operating expenses that reduce returns while the total return of the indices does not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE RESULTS WITH RESPECT TO ANY CLASS WITH A SALES CHARGE REFLECT THE DEDUCTION OF THE MAXIMUM FRONT END SALES CHARGE OF 3.50%. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S PROJECTED ANNUAL OPERATING EXPENSE RATIOS (GROSS) ARE 1.00% AND 1.80% FOR INSTITUTIONAL SHARES AND A SHARES, RESPECTIVELY. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.60% FOR A SHARES WHICH IS IN EFFECT UNTIL
SEPTEMBER 30, 2007. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL
(800) 540-6807. INSTITUTIONAL SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                                Since Inception
Average Annual Total Return on 05/31/07/1/: One Year Three Year   (01/28/03)
-----------------------------------------   -------- ---------- ---------------
     Institutional Shares                    22.85%    13.06%       17.86%
     A Shares (with sales charge)/2/         17.87%    11.04%       15.83%

                                    [CHART]

                                              Russell 1000
            Institutional Shares  A Shares     Value Index    S&P 500 Index
            --------------------  --------    -------------   -------------
  1/28/2003        $10,000          $9,650        $10,000        $10,000
  1/31/2003          9,990           9,639          9,983          9,971
  2/28/2003          9,680           9,328          9,828          9,821
  3/31/2003          9,520           9,162          9,930          9,917
  4/30/2003         10,390           9,986         10,732         10,733
  5/31/2003         11,310          10,856         11,344         11,305
  6/30/2003         11,636          11,155         11,493         11,444
  7/31/2003         11,776          11,274         11,722         11,645
  8/31/2003         12,107          11,575         11,960         11,882
  9/30/2003         11,967          11,426         11,837         11,746
 10/31/2003         12,499          11,918         12,531         12,414
 11/30/2003         12,649          12,045         12,681         12,531
 12/31/2003         13,479          12,818         13,289         13,174
  1/31/2004         13,835          13,139         13,541         13,425
  2/29/2004         14,191          13,461         13,729         13,609
  3/31/2004         14,007          13,267         13,542         13,395
  4/30/2004         13,828          13,081         13,297         13,189
  5/31/2004         14,112          13,331         13,489         13,382
  6/30/2004         14,408          13,605         13,732         13,630
  7/31/2004         13,830          13,052         13,250         13,179
  8/31/2004         13,861          13,075         13,315         13,232
  9/30/2004         13,928          13,131         13,483         13,375
 10/31/2004         13,938          13,134         13,700         13,580
 11/30/2004         14,391          13,555         14,287         14,129
 12/31/2004         15,174          14,284         14,804         14,610
  1/31/2005         14,737          13,866         14,431         14,254
  2/28/2005         15,207          14,302         14,756         14,554
  3/31/2005         15,167          14,257         14,522         14,296
  4/30/2005         14,831          13,933         14,254         14,025
  5/31/2005         15,336          14,401         14,760         14,471
  6/30/2005         15,407          14,460         14,820         14,492
  7/31/2005         15,655          14,684         15,396         15,031
  8/31/2005         15,689          14,708         15,263         14,893
  9/30/2005         15,604          14,620         15,405         15,014
 10/31/2005         15,299          14,327         15,135         14,764
 11/30/2005         15,920          14,900         15,711         15,322
 12/31/2005         16,120          15,080         15,732         15,327
  1/31/2006         16,471          15,399         16,173         15,733
  2/28/2006         16,579          15,493         16,209         15,776
  3/31/2006         16,893          15,777         16,439         15,972
  4/30/2006         17,160          16,019         16,636         16,187
  5/31/2006         16,602          15,487         16,145         15,721
  6/30/2006         16,522          15,400         16,166         15,742
  7/31/2006         16,814          15,673         16,201         15,839
  8/31/2006         17,167          15,990         16,590         16,216
  9/30/2006         17,749          16,521         16,983         16,634
 10/31/2006         18,140          16,885         17,560         17,176
 11/30/2006         18,653          17,339         17,934         17,503
 12/31/2006         18,995          17,653         18,164         17,748
  1/31/2007         19,122          17,759         18,514         18,017
  2/28/2007         18,729          17,394         18,195         17,664
  3/31/2007         18,767          17,420         18,384         17,862
  4/30/2007         19,620          18,197         19,157         18,653
  5/31/2007         20,396          18,916         19,847         19,304


/1/Performance information for A Shares for the periods listed above is based on the performance of Institutional Shares, adjusted for the higher expense applicable to A Shares and reflects the deduction of the maximum front-end sales load.

/2/Commenced operations on April 25, 2006.

BROWN ADVISORY SMALL-CAP GROWTH FUND
PERFORMANCE CHARTS AND ANALYSIS
MAY 31, 2007

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following charts reflect the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Small-Cap Growth Fund (the "Fund") compared with a broad-based securities market index. The Russell 2000 Growth Index (the "Index") measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the Fund includes the maximum 3.50% sales charge (A Shares only) and operating expenses that reduce returns while the total return of the Index does not include sales charges and expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. The performance of each share class will differ due to different sales charges and class expenses. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE RESULTS WITH RESPECT TO ANY CLASS WITH A SALES CHARGE REFLECT THE DEDUCTION OF THE MAXIMUM FRONT END SALES CHARGE OF 3.50%. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S PROJECTED ANNUAL OPERATING EXPENSE RATIOS (GROSS) ARE 1.28%, 2.15% AND 1.69% FOR INSTITUTIONAL SHARES, A SHARES AND D SHARES, RESPECTIVELY. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.85% FOR A SHARES WHICH IS IN EFFECT UNTIL
SEPTEMBER 30, 2007. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL
(800) 540-6807. INSTITUTIONAL SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPHS BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

Average Annual Total Return on 05/31/07/1/: One Year Five Year Since Inception
-----------------------------------------   -------- --------- ---------------
     Institutional Shares                    22.32%   11.00%        4.79%
     A Shares (with sales charge)/2/         17.38%    9.01%        2.89%
     D Shares (with sales charge)/3/         15.15%    N/A         18.20%

                                  [CHART]

                                                            Russell 2000
               Institutional Shares       A Shares          Growth Index
               --------------------       --------          ------------
  6/28/1999          $10,000              $ 9,650            $10,000
  6/30/1999           10,290                9,929             10,209
  7/31/1999            9,820                9,460              9,929
  8/31/1999            9,720                9,349              9,561
  9/30/1999           10,320                9,911              9,563
 10/31/1999           11,040               10,587              9,602
 11/30/1999           12,300               11,778             10,175
 12/31/1999           15,320               14,649             11,327
  1/31/2000           13,940               13,307             11,145
  2/29/2000           19,850               18,925             12,986
  3/31/2000           16,450               15,655             12,130
  4/30/2000           14,800               14,064             11,400
  5/31/2000           13,820               13,112             10,735
  6/30/2000           15,140               14,342             11,671
  7/31/2000           14,270               13,496             11,296
  8/31/2000           15,680               14,807             12,158
  9/30/2000           14,210               13,398             11,800
 10/31/2000           14,620               13,764             11,274
 11/30/2000           12,330               11,589             10,116
 12/31/2000           12,932               12,135             10,985
  1/31/2001           13,515               12,663             11,557
  2/28/2001           11,349               10,618             10,799
  3/31/2001            9,923                9,268             10,271
  4/30/2001           11,818               11,023             11,074
  5/31/2001           12,151               11,315             11,346
  6/30/2001           12,921               12,015             11,738
  7/31/2001           11,766               10,924             11,103
  8/31/2001           10,839               10,047             10,744
  9/30/2001            8,340                7,717              9,298
 10/31/2001            9,360                8,649              9,842
 11/30/2001           10,318                9,520             10,604
 12/31/2001           11,255               10,368             11,258
  1/31/2002           10,568                9,719             11,141
  2/28/2002            9,298                8,538             10,836
  3/31/2002           10,339                9,480             11,707
  4/30/2002            9,589                8,778             11,813
  5/31/2002            8,600                7,860             11,289
  6/30/2002            7,809                7,126             10,729
  7/31/2002            6,695                6,099              9,109
  8/31/2002            6,768                6,156              9,085
  9/30/2002            5,987                5,437              8,433
 10/31/2002            6,466                5,863              8,703
 11/30/2002            7,632                6,911              9,480
 12/31/2002            6,820                6,165              8,952
  1/31/2003            6,393                5,770              8,704
  2/28/2003            6,320                5,696              8,441
  3/31/2003            6,507                5,855              8,550
  4/30/2003            7,215                6,483              9,361
  5/31/2003            8,319                7,464             10,365
  6/30/2003            8,330                7,462             10,553
  7/31/2003            8,871                7,935             11,213
  8/31/2003            9,433                8,426             11,727
  9/30/2003            8,892                7,929             11,511
 10/31/2003            9,860                8,779             12,477
 11/30/2003           10,152                9,025             12,920
 12/31/2003           10,391                9,224             13,182
  1/31/2004           11,005                9,754             13,755
  2/29/2004           10,943                9,684             13,878
  3/31/2004           10,901                9,633             14,008
  4/30/2004           10,225                9,020             13,294
  5/31/2004           10,527                9,272             13,505
  6/30/2004           11,026                9,708             14,074
  7/31/2004            9,704                8,539             13,126
  8/31/2004            9,287                8,169             13,059
  9/30/2004            9,912                8,714             13,672
 10/31/2004           10,277                9,030             13,941
 11/30/2004           10,651                9,354             15,150
 12/31/2004           11,203                9,834             15,599
  1/31/2005           10,464                9,180             14,948
  2/28/2005           10,641                9,331             15,201
  3/31/2005           10,318                9,043             14,766
  4/30/2005            9,943                8,710             13,920
  5/31/2005           10,745                9,407             14,831
  6/30/2005           10,985                9,612             15,403
  7/31/2005           11,745               10,272             16,379
  8/31/2005           11,672               10,202             16,076
  9/30/2005           11,536               10,079             16,126
 10/31/2005           11,047                9,646             15,625
 11/30/2005           11,672               10,186             16,384
 12/31/2005           11,786               10,281             16,309
  1/31/2006           12,505               10,902             17,771
  2/28/2006           12,317               10,733             17,722
  3/31/2006           12,900               11,235             18,582
  4/30/2006           12,526               10,904             18,579
  5/31/2006           11,849               10,306             17,536
  6/30/2006           11,859               10,315             17,649
  7/31/2006           11,339                9,853             17,074
  8/31/2006           11,474                9,971             17,580
  9/30/2006           11,755               10,206             17,726
 10/31/2006           12,515               10,868             18,747
 11/30/2006           12,890               11,185             19,240
 12/31/2006           12,796               11,095             19,304
  1/31/2007           13,161               11,403             19,628
  2/28/2007           13,150               11,394             19,472
  3/31/2007           13,306               11,530             19,680
  4/30/2007           13,650               11,820             20,034
  5/31/2007           14,493               12,536             20,855
                                    [CHART]

                                   Russell 2000
               D Shares            Growth Index
               --------            ------------
 9/20/2002     $ 9,450              $10,000
 9/30/2002       9,188                9,872
10/31/2002       9,906               10,189
11/30/2002      11,698               11,098
12/31/2002      10,447               10,480
 1/31/2003       9,805               10,190
 2/28/2003       9,687                9,882
 3/31/2003       9,974               10,009
 4/30/2003      11,056               10,958
 5/31/2003      12,730               12,134
 6/30/2003      12,747               12,354
 7/31/2003      13,575               13,127
 8/31/2003      14,496               13,729
 9/30/2003      13,659               13,475
10/31/2003      15,130               14,607
11/30/2003      15,578               15,125
12/31/2003      15,942               15,432
 1/31/2004      16,888               16,103
 2/29/2004      16,778               16,247
 3/31/2004      16,711               16,399
 4/30/2004      15,663               15,562
 5/31/2004      16,136               15,810
 6/30/2004      16,905               16,476
 7/31/2004      14,860               15,367
 8/31/2004      14,192               15,288
 9/30/2004      15,139               16,005
10/31/2004      15,696               16,320
11/30/2004      16,271               17,736
12/31/2004      17,108               18,261
 1/31/2005      15,984               17,499
 2/28/2005      16,246               17,795
 3/31/2005      15,747               17,286
 4/30/2005      15,172               16,296
 5/31/2005      16,381               17,363
 6/30/2005      16,745               18,032
 7/31/2005      17,886               19,175
 8/31/2005      17,767               18,819
 9/30/2005      17,564               18,878
10/31/2005      16,812               18,292
11/30/2005      17,759               19,180
12/31/2005      17,919               19,093
 1/31/2006      19,010               20,805
 2/28/2006      18,722               20,747
 3/31/2006      19,602               21,754
 4/30/2006      19,027               21,750
 5/31/2006      17,987               20,529
 6/30/2006      18,004               20,661
 7/31/2006      17,201               19,989
 8/31/2006      17,412               20,580
 9/30/2006      17,827               20,752
10/31/2006      18,976               21,947
11/30/2006      19,534               22,524
12/31/2006      19,382               22,599
 1/31/2007      19,931               22,978
 2/28/2007      19,914               22,795
 3/31/2007      20,151               23,039
 4/30/2007      20,658               23,453
 5/31/2007      21,918               24,415

/1/Performance information for A Shares for the periods listed above is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to A Shares and reflects the deduction of the maximum front-end sales load.
/2/Commenced operations on April 25, 2006.
/3/Commenced operations on September 20, 2002. Effective April 25, 2006, the
   Fund ceased the public offering of D Shares.

BROWN ADVISORY SMALL-CAP VALUE FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2007

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Small-Cap Value Fund (the "Fund") compared with a broad-based securities market index. The Russell 2000 Value Index (the "Index") measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE RESULTS WITH RESPECT TO ANY CLASS WITH A SALES CHARGE REFLECT THE DEDUCTION OF THE MAXIMUM FRONT END SALES CHARGE OF 3.50%. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S PROJECTED ANNUAL OPERATING EXPENSE RATIOS (GROSS) ARE 1.28% AND 2.12% FOR INSTITUTIONAL SHARES AND A SHARES, RESPECTIVELY. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.85% FOR A SHARES WHICH IS IN EFFECT UNTIL
SEPTEMBER 30, 2007. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL
(800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

Average Annual Total Return                         Since Inception
 on 05/31/07/1/:                One Year Three Year   (10/31/03)
---------------------------     -------- ---------- ---------------
Institutional Shares             17.71%    17.52%       18.49%
A Shares (with sales charge)/2/  12.86%    15.41%       16.35%

                                    [CHART]
                                                              Russell 2000
                 Institutional Shares        A Shares          Value Index
                 -------------------        --------           -----------
  10/31/2003            $10,000             $9,650               $10,000
  11/30/2003             10,330              9,953                10,355
  12/31/2003             10,663             10,259                10,565
   1/31/2004             11,153             10,714                11,024
   2/29/2004             11,323             10,861                11,123
   3/31/2004             11,754             11,257                11,226
   4/30/2004             11,323             10,828                10,654
   5/31/2004             11,313             10,801                10,824
   6/30/2004             11,584             11,054                11,279
   7/31/2004             11,243             10,724                10,520
   8/31/2004             11,103             10,585                10,466
   9/30/2004             11,594             11,047                10,957
  10/31/2004             11,724             11,165                11,173
  11/30/2004             12,584             11,978                12,142
  12/31/2004             13,090             12,454                12,501
   1/31/2005             13,152             12,506                11,980
   2/28/2005             13,613             12,939                12,183
   3/31/2005             13,268             12,603                11,834
   4/30/2005             12,804             12,157                11,156
   5/31/2005             13,474             12,786                11,886
   6/30/2005             13,873             13,158                12,345
   7/31/2005             14,619             13,858                13,127
   8/31/2005             14,484             13,723                12,884
   9/30/2005             14,474             13,707                12,924
  10/31/2005             14,287             13,523                12,523
  11/30/2005             14,598             13,810                13,131
  12/31/2005             14,794             13,988                13,071
   1/31/2006             15,569             14,713                14,243
   2/28/2006             15,790             14,915                14,204
   3/31/2006             16,654             15,723                14,893
   4/30/2006             16,521             15,590                14,890
   5/31/2006             15,602             14,712                14,054
   6/30/2006             15,638             14,743                14,144
   7/31/2006             15,128             14,252                13,684
   8/31/2006             15,361             14,461                14,089
   9/30/2006             15,527             14,607                14,207
  10/31/2006             16,313             15,349                15,025
  11/30/2006             16,767             15,756                15,420
  12/31/2006             16,925             15,911                15,471
   1/31/2007             17,112             16,075                15,730
   2/28/2007             16,995             15,955                15,606
   3/31/2007             17,582             16,504                15,773
   4/30/2007             17,535             16,449                16,056
   5/31/2007             18,364             17,206                16,714


/1/Performance information for A Shares for the periods listed above is based on the performance of Institutional Shares, adjusted for the higher expense applicable to A Shares and reflects the deduction of the maximum front-end sales load.
/2/Commenced operations on April 25, 2006.

BROWN ADVISORY OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2007

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Opportunity Fund (the "Fund") compared with a broad-based securities market indices. The Fund's primary benchmark changed from the Russell 2000 Index to the Russell 3000 Index because the Russell 3000 Index is more representative of the range of the Fund holdings. The Fund generally invests in small-cap and mid-cap names; however, the Russell 2000 Index is purely a small-cap index. The Russell 3000 Index is composed on 3,000 large U.S. companies ranked by market capitalization, representing approximately 98% of the U.S. equity market. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index, representing 7% of the Russell 3000 Index total market capitalization. The total return of the Fund includes operating expenses that reduce returns while the total return of the indices does not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S PROJECTED ANNUAL OPERATING EXPENSE RATIOS (GROSS) IS 1.87%. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES ARE 1.50% WHICH IS IN EFFECT UNTIL SEPTEMBER 30, 2007. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

Average Annual Total Return on                    Since Inception
 05/31/07/1/:                  One Year Five Year   (06/29/98)
------------------------------ -------- --------- ---------------
     Institutional Shares       22.55%    8.56%        5.98%

                                    [CHART]

               Institutional Shares   Russell 3000 Index    Russell 2000 Index
               -------------------   ------------------    ------------------
    6/29/1998      $10,000                $10,000                $10,000
    6/30/1998       10,000                  9,972                 10,076
    7/31/1998        9,490                  9,791                  9,260
    8/31/1998        7,090                  8,291                  7,462
    9/30/1998        7,890                  8,856                  8,046
   10/31/1998        8,180                  9,529                  8,374
   11/30/1998        8,550                 10,112                  8,813
   12/31/1998        9,990                 10,754                  9,358
    1/31/1999       12,430                 11,120                  9,482
    2/28/1999       12,780                 10,726                  8,714
    3/31/1999       15,850                 11,119                  8,850
    4/30/1999       17,420                 11,621                  9,643
    5/31/1999       19,010                 11,400                  9,784
    6/30/1999       20,960                 11,976                 10,227
    7/31/1999       25,600                 11,613                  9,946
    8/31/1999       26,610                 11,481                  9,578
    9/30/1999       25,460                 11,188                  9,580
   10/31/1999       28,420                 11,890                  9,619
   11/30/1999       34,531                 12,222                 10,193
   12/31/1999       38,614                 13,002                 11,347
    1/31/2000       41,758                 12,492                 11,165
    2/29/2000       60,154                 12,608                 13,009
    3/31/2000       49,433                 13,596                 12,151
    4/30/2000       40,634                 13,117                 11,420
    5/31/2000       33,821                 12,748                 10,754
    6/30/2000       44,477                 13,126                 11,692
    7/31/2000       39,793                 12,894                 11,315
    8/31/2000       43,767                 13,850                 12,179
    9/30/2000       42,490                 13,223                 11,821
   10/31/2000       37,992                 13,035                 11,293
   11/30/2000       27,424                 11,833                 10,134
   12/31/2000       28,985                 12,032                 11,004
    1/31/2001       33,385                 12,444                 11,577
    2/28/2001       23,778                 11,307                 10,818
    3/31/2001       17,511                 10,570                 10,288
    4/30/2001       22,293                 11,417                 11,093
    5/31/2001       20,328                 11,509                 11,366
    6/30/2001       20,328                 11,297                 11,758
    7/31/2001       17,173                 11,111                 11,122
    8/31/2001       14,967                 10,455                 10,763
    9/30/2001       12,773                  9,532                  9,314
   10/31/2001       12,915                  9,754                  9,859
   11/30/2001       15,153                 10,505                 10,622
   12/31/2001       16,125                 10,654                 11,278
    1/31/2002       14,913                 10,520                 11,161
    2/28/2002       12,478                 10,305                 10,855
    3/31/2002       13,264                 10,757                 11,727
    4/30/2002       12,140                 10,192                 11,834
    5/31/2002       11,136                 10,074                 11,309
    6/30/2002        9,378                  9,349                 10,748
    7/31/2002        7,282                  8,606                  9,124
    8/31/2002        7,304                  8,646                  9,101
    9/30/2002        6,179                  7,738                  8,448
   10/31/2002        6,943                  8,354                  8,718
   11/30/2002        8,898                  8,860                  9,497
   12/31/2002        8,450                  8,359                  8,968
    1/31/2003        8,799                  8,154                  8,720
    2/28/2003        8,286                  8,020                  8,456
    3/31/2003        8,515                  8,104                  8,565
    4/30/2003        9,509                  8,766                  9,377
    5/31/2003       10,753                  9,295                 10,383
    6/30/2003       11,212                  9,421                 10,571
    7/31/2003       11,649                  9,637                 11,233
    8/31/2003       12,227                  9,850                 11,748
    9/30/2003       11,801                  9,743                 11,531
   10/31/2003       13,330                 10,333                 12,499
   11/30/2003       14,269                 10,475                 12,943
   12/31/2003       15,000                 10,955                 13,205
    1/31/2004       15,153                 11,183                 13,779
    2/29/2004       14,978                 11,334                 13,903
    3/31/2004       14,400                 11,199                 14,032
    4/30/2004       13,166                 10,968                 13,317
    5/31/2004       13,636                 11,127                 13,529
    6/30/2004       14,203                 11,348                 14,098
    7/31/2004       12,555                 10,919                 13,149
    8/31/2004       12,347                 10,964                 13,082
    9/30/2004       12,850                 11,133                 13,696
   10/31/2004       12,478                 11,315                 13,965
   11/30/2004       13,548                 11,841                 15,177
   12/31/2004       14,607                 12,263                 15,626
    1/31/2005       13,919                 11,937                 14,974
    2/28/2005       13,941                 12,200                 15,227
    3/31/2005       13,395                 11,993                 14,792
    4/30/2005       12,577                 11,733                 13,944
    5/31/2005       13,526                 12,177                 14,857
    6/30/2005       13,788                 12,262                 15,430
    7/31/2005       14,662                 12,765                 16,408
    8/31/2005       14,291                 12,644                 16,104
    9/30/2005       14,564                 12,754                 16,154
   10/31/2005       13,636                 12,515                 15,653
   11/30/2005       14,181                 13,003                 16,412
   12/31/2005       13,996                 13,014                 16,337
    1/31/2006       14,640                 13,449                 17,802
    2/28/2006       14,684                 13,473                 17,753
    3/31/2006       15,109                 13,705                 18,615
    4/30/2006       14,433                 13,854                 18,612
    5/31/2006       13,701                 13,411                 17,566
    6/30/2006       13,264                 13,434                 17,679
    7/31/2006       12,926                 13,422                 17,104
    8/31/2006       13,243                 13,750                 17,611
    9/30/2006       13,472                 14,058                 17,757
   10/31/2006       14,302                 14,564                 18,780
   11/30/2006       14,553                 14,881                 19,274
   12/31/2006       14,443                 15,059                 19,338
    1/31/2007       14,673                 15,346                 19,662
    2/28/2007       14,585                 15,094                 19,506
    3/31/2007       14,738                 15,251                 19,715
    4/30/2007       15,415                 15,860                 20,069
    5/31/2007       16,791                 16,438                 20,892



/1/Prior to December 30, 2005, the Fund operated as the sole series of The
  Nevis Fund, Inc., another mutual fund (the "Predecessor Fund"). The Predecessor Fund maintained the same investment objective and substantially similar investment policies to that of the Fund. The performance of the Fund's Institutional Shares prior to December 30, 2005 is that of the Predecessor Fund.

BROWN ADVISORY INTERNATIONAL FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2007

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory International Fund (the "Fund"), compared with a broad-based securities market index. The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE") is an unmanaged market capitalization-weighted equity index comprising 21 of the 49 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated without change, into regional MSCI indices. The total return of the Fund includes operating expenses that reduce returns while the total return of the index does not include expenses. The Fund is professionally managed while the index is unmanaged and is not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIOS (GROSS) FOR THE PREVIOUS FISCAL YEAR WAS 1.31%. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                             Since Inception
Average Annual Total Return on 05/31/07: One Year Three Year   (01/28/03)
---------------------------------------- -------- ---------- ---------------
          Institutional Shares            18.62%    19.13%       22.79%

                                    [CHART]

                       Institutional Shares        MSCI EAFE Index
                       --------------------        ---------------
1/28/2003                    $10,000                   $10,000
5/31/2003                     11,178                    11,155
5/31/2004                     14,409                    14,798
5/31/2005                     16,057                    16,962
5/31/2006                     20,534                    21,752
5/31/2007                     24,358                    27,591

BROWN ADVISORY REAL ESTATE FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2007

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Real Estate Fund Institutional Shares (the "Fund") compared with broad-based securities market indices. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The NAREIT Equity Index is a commonly used index measuring the performance of all publicly-traded real estate investment trusts that are Equity REITs as determined and compiled by the National Association of Real Estate Investment Trusts. The NAREIT Composite Index is a commonly used index measuring the performance of all publicly-traded real estate investment trusts as determined and compiled by the National Association of Real Estate Investment Trusts. The total return of the Fund includes operating expenses that reduce returns while the total return of the indices does not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIOS (GROSS) FOR THE PREVIOUS FISCAL YEAR WAS 1.34%. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

Average Annual Total Return on                     Since Inception
 05/31/07:                     One Year Three Year   (12/10/03)
------------------------------ -------- ---------- ---------------
     Institutional Shares       25.41%    21.61%       19.19%

                                    [CHART]
                                                    NAREIT          NAREIT
         Institutional Shares  S&P 500 Index    Equity Index   Composite Index
         --------------------  -------------    ------------   ---------------
12/10/2003       $10,000           $10,000         $10,000           $10,000
12/31/2003        10,182            10,507          10,239            10,278
 1/31/2004        10,604            10,708          10,682            10,720
 2/29/2004        10,825            10,855          10,869            10,955
 3/31/2004        11,389            10,684          11,470            11,568
 4/30/2004         9,707            10,519           9,797             9,802
 5/31/2004        10,233            10,674          10,496            10,495
 6/30/2004        10,427            10,871          10,804            10,809
 7/31/2004        10,478            10,511          10,839            10,813
 8/31/2004        11,277            10,554          11,699            11,666
 9/30/2004        11,293            10,668          11,692            11,688
10/31/2004        11,790            10,831          12,318            12,219
11/30/2004        12,276            11,269          12,849            12,784
12/31/2004        12,751            11,653          13,473            13,403
 1/31/2005        11,734            11,369          12,342            12,343
 2/28/2005        11,964            11,608          12,720            12,621
 3/31/2005        11,692            11,402          12,523            12,386
 4/30/2005        12,285            11,186          13,189            12,966
 5/31/2005        12,677            11,542          13,646            13,429
 6/30/2005        13,255            11,558          14,332            14,060
 7/31/2005        14,042            11,988          15,355            14,984
 8/31/2005        13,457            11,879          14,794            14,348
 9/30/2005        13,518            11,975          14,882            14,333
10/31/2005        13,129            11,775          14,530            13,941
11/30/2005        13,593            12,221          15,142            14,546
12/31/2005        13,590            12,225          15,111            14,514
 1/31/2006        14,688            12,549          16,215            15,530
 2/28/2006        15,043            12,583          16,506            15,754
 3/31/2006        15,768            12,739          17,339            16,541
 4/30/2006        15,099            12,911          16,695            16,024
 5/31/2006        14,675            12,539          16,220            15,591
 6/30/2006        15,436            12,556          17,063            16,370
 7/31/2006        15,929            12,633          17,639            16,866
 8/31/2006        16,512            12,934          18,307            17,433
 9/30/2006        16,736            13,267          18,645            17,780
10/31/2006        17,683            13,700          19,813            18,880
11/30/2006        18,371            13,960          20,734            19,703
12/31/2006        18,028            14,156          20,410            19,451
 1/31/2007        19,469            14,370          22,128            20,984
 2/28/2007        19,020            14,089          21,633            20,377
 3/31/2007        18,450            14,247          21,117            19,865
 4/30/2007        18,426            14,878          21,112            19,895
 5/31/2007        18,403            15,397          21,123            19,920

BROWN ADVISORY MARYLAND BOND FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2007

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Maryland Bond Fund Institutional Shares (the "Fund") compared with a broad-based municipal bond index. The Lehman Brothers 1-10 Year Blended Municipal Bond Index (the "Index") is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The total return of the Fund includes operating expenses that reduce returns while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIOS (GROSS) FOR THE PREVIOUS FISCAL YEAR WAS 0.80%. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                            Since Inception
Average Annual Total Return on 05/31/07: One Year Five Year   (12/21/00)
---------------------------------------- -------- --------- ---------------
          Institutional Shares            3.21%     3.00%        3.67%

                                    [CHART]

                                               Lehman Brothers 1-10 Year
              Institutional Shares           Blended Municipal Bond Index
              --------------------           ----------------------------
  12/21/2000        $10,000                          $10,000
  12/31/2000         10,040                           10,000
   1/31/2001         10,159                           10,148
   2/28/2001         10,178                           10,172
   3/31/2001         10,269                           10,249
   4/30/2001         10,167                           10,183
   5/31/2001         10,295                           10,285
   6/30/2001         10,358                           10,337
   7/31/2001         10,464                           10,447
   8/31/2001         10,620                           10,587
   9/30/2001         10,622                           10,604
  10/31/2001         10,719                           10,701
  11/30/2001         10,588                           10,614
  12/31/2001         10,520                           10,553
   1/31/2002         10,669                           10,722
   2/28/2002         10,806                           10,840
   3/31/2002         10,569                           10,641
   4/30/2002         10,814                           10,854
   5/31/2002         10,881                           10,914
   6/30/2002         10,999                           11,029
   7/31/2002         11,118                           11,145
   8/31/2002         11,248                           11,257
   9/30/2002         11,430                           11,436
  10/31/2002         11,260                           11,299
  11/30/2002         11,217                           11,261
  12/31/2002         11,466                           11,469
   1/31/2003         11,430                           11,457
   2/28/2003         11,587                           11,593
   3/31/2003         11,582                           11,589
   4/30/2003         11,641                           11,649
   5/31/2003         11,853                           11,867
   6/30/2003         11,803                           11,830
   7/31/2003         11,426                           11,523
   8/31/2003         11,520                           11,602
   9/30/2003         11,811                           11,892
  10/31/2003         11,738                           11,824
  11/30/2003         11,807                           11,894
  12/31/2003         11,857                           11,969
   1/31/2004         11,896                           12,019
   2/29/2004         12,065                           12,177
   3/31/2004         11,992                           12,118
   4/30/2004         11,751                           11,879
   5/31/2004         11,722                           11,854
   6/30/2004         11,749                           11,888
   7/31/2004         11,845                           12,008
   8/31/2004         12,031                           12,210
   9/30/2004         12,058                           12,241
  10/31/2004         12,109                           12,310
  11/30/2004         12,012                           12,214
  12/31/2004         12,115                           12,318
   1/31/2005         12,120                           12,356
   2/28/2005         12,066                           12,298
   3/31/2005         11,969                           12,220
   4/30/2005         12,100                           12,378
   5/31/2005         12,142                           12,427
   6/30/2005         12,193                           12,489
   7/31/2005         12,129                           12,418
   8/31/2005         12,204                           12,513
   9/30/2005         12,162                           12,464
  10/31/2005         12,110                           12,406
  11/30/2005         12,138                           12,450
  12/31/2005         12,195                           12,523
   1/31/2006         12,213                           12,555
   2/28/2006         12,239                           12,592
   3/31/2006         12,174                           12,526
   4/30/2006         12,179                           12,536
   5/31/2006         12,220                           12,594
   6/30/2006         12,190                           12,551
   7/31/2006         12,293                           12,675
   8/31/2006         12,407                           12,824
   9/30/2006         12,473                           12,898
  10/31/2006         12,516                           12,954
  11/30/2006         12,571                           13,022
  12/31/2006         12,542                           12,992
   1/31/2007         12,514                           12,964
   2/28/2007         12,615                           13,092
   3/31/2007         12,623                           13,107
   4/30/2007         12,647                           13,135
   5/31/2007         12,612                           13,100

BROWN ADVISORY INTERMEDIATE INCOME FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2007

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment over the past ten fiscal years, including reinvested dividends and distributions, in Brown Advisory Intermediate Income Fund (the "Fund") compared with a broad-based securities market index. The Lehman Brothers Intermediate Aggregate Bond Index (the "Index"), the Fund's primary benchmark, is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The total return of the Fund includes operating expenses that reduce returns while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE RESULTS WITH SALES CHARGE REFLECT THE DEDUCTION OF THE MAXIMUM FRONT END SALES CHARGE OF 1.50%. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIOS (GROSS) FOR THE PREVIOUS FISCAL YEAR WERE 0.61% AND 0.97% FOR INSTITUTIONAL SHARES AND A SHARES, RESPECTIVELY. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. INSTITUTIONAL SHARES REDEEMED OR EXCHANGED WITHIN FOURTEEN DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00%, SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

Average Annual Total Return on 05/31/07/1/: One Year Five Year Ten Year
-----------------------------------------   -------- --------- --------
     A Shares (with sales charge)/2/         3.81%     3.39%    4.87%
     Institutional Shares/3/                 5.72%     4.02%    5.32%

                                    [CHART]

                                                  Lehman Brothers Intermediate
             Institutional Shares     A Shares        Aggregate Bond Index
             --------------------     --------    ----------------------------
 5/31/1997       $10,000              $ 9,850              $10,000
 6/30/1997        10,089                9,937               10,101
 7/31/1997        10,266               10,102               10,300
 8/31/1997        10,229               10,063               10,259
 9/30/1997        10,340               10,180               10,382
10/31/1997        10,440               10,279               10,497
11/30/1997        10,462               10,299               10,524
12/31/1997        10,546               10,378               10,613
 1/31/1998        10,677               10,498               10,739
 2/28/1998        10,669               10,488               10,743
 3/31/1998        10,701               10,518               10,781
 4/30/1998        10,744               10,559               10,838
 5/31/1998        10,818               10,630               10,915
 6/30/1998        10,892               10,702               10,978
 7/31/1998        10,935               10,743               11,023
 8/31/1998        11,104               10,908               11,167
 9/30/1998        11,294               11,084               11,390
10/31/1998        11,264               11,053               11,377
11/30/1998        11,256               11,042               11,399
12/31/1998        11,292               11,084               11,446
 1/31/1999        11,356               11,137               11,517
 2/28/1999        11,240               11,021               11,397
 3/31/1999        11,329               11,106               11,479
 4/30/1999        11,352               11,127               11,521
 5/31/1999        11,278               11,052               11,443
 6/30/1999        11,281               11,052               11,431
 7/31/1999        11,283               11,052               11,390
 8/31/1999        11,285               11,052               11,395
 9/30/1999        11,398               11,162               11,536
10/31/1999        11,412               11,174               11,582
11/30/1999        11,425               11,185               11,594
12/31/1999        11,407               11,162               11,559
 1/31/2000        11,373               11,129               11,492
 2/29/2000        11,478               11,230               11,602
 3/31/2000        11,594               11,343               11,726
 4/30/2000        11,550               11,286               11,715
 5/31/2000        11,553               11,286               11,727
 6/30/2000        11,775               11,504               11,954
 7/31/2000        11,836               11,562               12,039
 8/31/2000        12,002               11,725               12,199
 9/30/2000        12,122               11,841               12,318
10/31/2000        12,172               11,888               12,389
11/30/2000        12,341               12,041               12,566
12/31/2000        12,538               12,243               12,788
 1/31/2001        12,730               12,421               12,993
 2/28/2001        12,841               12,529               13,096
 3/31/2001        12,929               12,613               13,184
 4/30/2001        12,931               12,613               13,173
 5/31/2001        12,995               12,674               13,252
 6/30/2001        13,034               12,710               13,292
 7/31/2001        13,260               12,931               13,553
 8/31/2001        13,387               13,054               13,684
 9/30/2001        13,577               13,228               13,889
10/31/2001        13,756               13,402               14,104
11/30/2001        13,645               13,289               13,964
12/31/2001        13,586               13,226               13,897
 1/31/2002        13,650               13,277               13,995
 2/28/2002        13,742               13,365               14,130
 3/31/2002        13,552               13,187               13,943
 4/30/2002        13,658               13,277               14,192
 5/31/2002        13,790               13,418               14,317
 6/30/2002        13,819               13,444               14,442
 7/31/2002        14,019               13,625               14,615
 8/31/2002        14,205               13,807               14,789
 9/30/2002        14,407               13,990               14,987
10/31/2002        14,330               13,926               14,977
11/30/2002        14,371               13,949               14,960
12/31/2002        14,595               14,185               15,216
 1/31/2003        14,609               14,193               15,231
 2/28/2003        14,792               14,356               15,401
 3/31/2003        14,800               14,359               15,410
 4/30/2003        14,888               14,441               15,505
 5/31/2003        15,066               14,611               15,698
 6/30/2003        15,046               14,586               15,701
 7/31/2003        14,712               14,278               15,323
 8/31/2003        14,771               14,317               15,390
 9/30/2003        15,086               14,624               15,730
10/31/2003        14,997               14,534               15,620
11/30/2003        15,028               14,562               15,646
12/31/2003        15,166               14,694               15,796
 1/31/2004        15,252               14,775               15,900
 2/29/2004        15,380               14,898               16,051
 3/31/2004        15,465               14,979               16,154
 4/30/2004        15,220               14,735               15,808
 5/31/2004        15,165               14,664               15,752
 6/30/2004        15,190               14,699               15,835
 7/31/2004        15,312               14,816               15,973
 8/31/2004        15,506               15,004               16,234
 9/30/2004        15,538               15,032               16,261
10/31/2004        15,625               15,100               16,380
11/30/2004        15,562               15,035               16,275
12/31/2004        15,653               15,121               16,387
 1/31/2005        15,685               15,149               16,444
 2/28/2005        15,642               15,103               16,358
 3/31/2005        15,579               15,051               16,296
 4/30/2005        15,731               15,181               16,481
 5/31/2005        15,819               15,263               16,623
 6/30/2005        15,877               15,315               16,690
 7/31/2005        15,794               15,229               16,571
 8/31/2005        15,941               15,368               16,748
 9/30/2005        15,864               15,287               16,625
10/31/2005        15,759               15,194               16,523
11/30/2005        15,818               15,232               16,588
12/31/2005        15,899               15,307               16,716
 1/31/2006        15,919               15,321               16,737
 2/28/2006        15,953               15,351               16,776
 3/31/2006        15,890               15,285               16,674
 4/30/2006        15,885               15,276               16,680
 5/31/2006        15,884               15,272               16,666
 6/30/2006        15,921               15,304               16,694
 7/31/2006        16,092               15,466               16,904
 8/31/2006        16,277               15,643               17,132
 9/30/2006        16,401               15,760               17,263
10/31/2006        16,465               15,819               17,369
11/30/2006        16,619               15,965               17,546
12/31/2006        16,543               15,887               17,481
 1/31/2007        16,573               15,912               17,486
 2/28/2007        16,775               16,105               17,719
 3/31/2007        16,823               16,133               17,756
 4/30/2007        16,876               16,181               17,841
 5/31/2007        16,793               16,096               17,728



/1/Prior to September 20, 2002, the A Shares and Institutional Shares of the
   Fund were classes of the Short-Intermediate Income Fund, Inc., another mutual fund (the "Predecessor Fund"). The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. The performance of the A Shares and Institutional Shares for periods prior to September 20, 2002 is that of the A and Institutional Shares, respectively, of the Predecessor Fund. Net expenses are the same as the Predecessor Fund.
/2/Commenced operations on May 31, 1991.
/3/Commenced operations on November 2, 1995.

BROWN ADVISORY GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007

          Shares   Security Description                        Value
          ------   --------------------                        -----
         COMMON STOCK - 96.2%
         CONSUMER DISCRETIONARY - 15.0%
            42,000 Best Buy Co., Inc.                       $ 2,028,180
            91,000 Comcast Corp.(a)                           2,473,380
            15,200 Kohl's Corp.(a)                            1,144,864
            40,000 Lowe's Cos., Inc.                          1,312,800
            23,600 Marriott International, Inc./DE, Class A   1,086,780
            40,000 PetSmart, Inc.                             1,368,800
            30,000 Target Corp.                               1,872,900
                                                            -----------
                                                             11,287,704
                                                            -----------
         CONSUMER STAPLES - 9.4%
            29,000 PepsiCo, Inc.                              1,981,570
            61,500 SYSCO Corp.                                2,036,880
            68,000 Walgreen Co.                               3,068,840
                                                            -----------
                                                              7,087,290
                                                            -----------
         ENERGY - 5.4%
            20,000 FMC Technologies, Inc.(a)                  1,512,000
            33,000 Schlumberger, Ltd.                         2,569,710
                                                            -----------
                                                              4,081,710
                                                            -----------
         FINANCIALS - 11.8%
            42,000 American Express Co.                       2,729,160
            29,000 American International Group, Inc.         2,097,860
            13,000 Legg Mason, Inc.                           1,313,390
            22,000 Mellon Financial Corp.                       953,260
            21,000 Morgan Stanley                             1,785,840
                                                            -----------
                                                              8,879,510
                                                            -----------
         HEALTH CARE - 15.1%
            17,000 Allergan, Inc.                             2,117,010
            22,000 Genentech, Inc.(a)                         1,754,940
             5,000 Intuitive Surgical, Inc.(a)                  688,150
            20,500 Laboratory Corp. of America
                   Holdings(a)                                1,614,170
            34,000 Medtronic, Inc.                            1,807,780
            16,000 Millipore Corp.(a)                         1,196,320
            32,000 Stryker Corp.                              2,153,920
                                                            -----------
                                                             11,332,290
                                                            -----------
         INDUSTRIALS - 9.8%
            21,000 Ametek, Inc.                                 792,540
            34,000 Amphenol Corp., Class A                    1,216,520
            29,000 General Electric Co.                       1,089,820
            22,500 IDEX Corp.                                   848,250
            38,000 Jacobs Engineering Group, Inc.(a)          2,202,100
            45,000 UTi Worldwide, Inc.                        1,259,550
                                                            -----------
                                                              7,408,780
                                                            -----------

            Shares    Security Description                   Value
           ------            --------------------            -----
           SOFTWARE & SERVICES - 19.3%
              52,000  Accenture, Ltd., Class A            $ 2,128,880
              19,000  CDW Corp.                             1,617,660
              93,000  Cisco Systems, Inc.(a)                2,503,560
              35,000  Electronic Arts, Inc.(a)              1,710,450
              85,000  Microsoft Corp.                       2,606,950
              25,000  NAVTEQ Corp.(a)                       1,070,750
              73,000  Parametric Technology Corp.(a)        1,363,640
              54,000  Yahoo!, Inc.(a)                       1,549,800
                                                          -----------
                                                           14,551,690
                                                          -----------
           TECHNOLOGY HARDWARE & EQUIPMENT - 10.4%
              55,000  Analog Devices, Inc.                  1,991,550
              96,000  Dell, Inc.(a)                         2,579,520
              90,000  EMC Corp.(a)                          1,520,100
              49,000  Texas Instruments, Inc.               1,732,640
                                                          -----------
                                                            7,823,810
                                                          -----------
           Total Common Stock (Cost $54,979,963)           72,452,784
                                                          -----------
           SHORT-TERM INVESTMENT - 3.8%
           MONEY MARKET FUND - 3.8%
           2,900,591  Investors Cash Trust - Treasury
                      Portfolio, 4.82% (Cost $2,900,591)    2,900,591
                                                          -----------
           Total Investments - 100.0% (Cost $57,880,554)* $75,353,375
           Other Assets & Liabilities, Net - (0.0)%           (10,141)
                                                          -----------
           NET ASSETS - 100.0%                            $75,343,234
                                                          ===========

---------------------
(a)Non-income producing security.
* Cost for Federal income tax purposes is $58,165,243 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $17,955,546
            Gross Unrealized Depreciation                 (767,414)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $17,188,132
                                                       ===========

PORTFOLIO HOLDINGS
% of Total Investments

                     Consumer Discretionary           15.0%
                     Consumer Staples                  9.4%
                     Energy                            5.4%
                     Financials                       11.8%
                     Health Care                      15.1%
                     Industrials                       9.8%
                     Software & Services              19.3%
                     Technology Hardware & Equipment  10.4%
                     Money Market Fund                 3.8%
                                                     -----
                                                     100.0%
                                                     =====

See Notes to Financial Statements.

BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007

             Shares   Security Description                  Value
             ------   --------------------                  -----
           COMMON STOCK - 95.8%
           BANKS - 7.0%
              133,665 Bank of America Corp.              $  6,778,152
               43,520 BB&T Corp.                            1,832,627
               62,171 Capital One Financial Corp.           4,960,002
               24,870 City National Corp.                   1,925,933
                                                         ------------
                                                           15,496,714
                                                         ------------
           BASIC MATERIALS - 4.9%
              133,665 El Du Pont de Nemours & Co.           6,993,353
              172,210 RPM International, Inc.               3,912,611
                                                         ------------
                                                           10,905,964
                                                         ------------
           CONSUMER DISCRETIONARY - 4.6%
              172,210 Home Depot, Inc.                      6,693,803
              167,235 Time Warner, Inc.                     3,573,812
                                                         ------------
                                                           10,267,615
                                                         ------------
           CONSUMER STAPLES - 9.9%
               62,170 Clorox Co.                            4,174,093
              127,450 CVS Caremark Corp.                    4,911,923
               59,060 Fortune Brands, Inc.                  4,770,867
               66,225 Procter & Gamble Co.                  4,208,599
              134,285 Unilever NV                           4,001,693
                                                         ------------
                                                           22,067,175
                                                         ------------
           DIVERSIFIED FINANCIALS - 6.4%
              164,750 Citigroup, Inc.                       8,977,228
               83,930 E*Trade Financial Corp.(a)            2,010,123
               59,060 Nuveen Investments, Inc., Class A     3,240,032
                                                         ------------
                                                           14,227,383
                                                         ------------
           ENERGY - 9.3%
               83,310 Chevron Corp.                         6,788,932
               55,955 ConocoPhillips                        4,332,596
              130,555 Nabors Industries, Ltd.(a)            4,561,592
               90,145 Weatherford International, Ltd.(a)    4,898,479
                                                         ------------
                                                           20,581,599
                                                         ------------
           HEALTH CARE - 14.9%
               62,380 Abbott Laboratories                   3,515,113
               31,085 Amgen, Inc.(a)                        1,751,018
               71,495 DaVita, Inc.(a)                       3,948,669
              177,185 Johnson & Johnson                    11,210,495
              119,990 Merck & Co., Inc.                     6,293,476
              232,515 Pfizer, Inc.                          6,391,837
                                                         ------------
                                                           33,110,608
                                                         ------------

            Shares    Security Description                    Value
            ------    --------------------                   -----
          INDUSTRIALS - 13.2%
              93,255  3M Co.                              $  8,202,710
             162,885  Dover Corp.                            8,152,394
              34,195  Foster Wheeler, Ltd.(a)                3,540,550
             254,895  General Electric Co.                   9,578,954
                                                          ------------
                                                            29,474,608
                                                          ------------
          INFORMATION TECHNOLOGY - 14.6%
             223,813  Intel Corp.                            4,961,934
              96,365  Linear Technology Corp.                3,458,540
             149,210  Microsoft Corp.                        4,576,271
             146,100  Molex, Inc.                            4,345,014
             142,990  Nokia OYJ ADR                          3,915,066
             253,031  Parametric Technology Corp.(a)         4,726,619
             111,908  Seagate Technology                     2,304,186
             214,485  Symantec Corp.(a)                      4,287,555
                                                          ------------
                                                            32,575,185
                                                          ------------
          INSURANCE - 9.4%
             126,205  American International Group, Inc.     9,129,670
              39,165  Chubb Corp.                            2,148,983
              36,680  Lincoln National Corp.                 2,659,300
              42,275  PartnerRe, Ltd.                        3,246,720
              37,300  Prudential Financial, Inc.             3,805,346
                                                          ------------
                                                            20,990,019
                                                          ------------
          TELECOMMUNICATIONS - 1.6%
              80,820  Verizon Communications, Inc.           3,518,094
                                                          ------------
          Total Common Stock (Cost $175,076,609)           213,214,964
                                                          ------------
          SHORT-TERM INVESTMENT - 4.8%
          MONEY MARKET FUND - 4.8%
          10,658,001  Investors Cash Trust - Treasury
                      Portfolio, 4.82% (Cost $10,658,001)   10,658,001
                                                          ------------
          Total Investments - 100.6% (Cost $185,734,610)* $223,872,965
          Other Assets and Liabilities, Net - (0.6)%        (1,335,663)
                                                          ------------
          NET ASSETS - 100.0%                             $222,537,302
                                                          ============

---------------------
(a)Non-income producing security.
ADRAmerican Depositary Receipt
* Cost for Federal income tax purposes is $186,054,922 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $38,324,181
            Gross Unrealized Depreciation                 (506,138)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $37,818,043
                                                       ===========

See Notes to Financial Statements.

BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007


PORTFOLIO HOLDINGS
% of Total Investments

                         Banks                    6.9%
                         Basic Materials          4.9%
                         Consumer Discretionary   4.6%
                         Consumer Staples         9.8%
                         Diversified Financials   6.3%
                         Energy                   9.2%
                         Health Care             14.8%
                         Industrials             13.2%
                         Information Technology  14.5%
                         Insurance                9.4%
                         Telecommunications       1.6%
                         Money Market Fund        4.8%
                                                -----
                                                100.0%
                                                =====

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007

          Shares   Security Description                      Value
          ------   --------------------                      -----
         COMMON STOCK - 96.5%
         AUTOS AND TRANSPORTATION - 2.0%
         Shipping - 2.0%
           118,500 UTi Worldwide, Inc.                    $  3,316,815
                                                          ------------
         CONSUMER DISCRETIONARY - 13.5%
         Consumer Electronics - 1.7%
            33,000 Take-Two Interactive Software, Inc.(a)      679,470
            60,500 THQ, Inc.(a)                              2,063,050
                                                          ------------
                                                             2,742,520
                                                          ------------
         Entertainment - 2.0%
           145,000 Regal Entertainment Group, Class A        3,317,600
                                                          ------------
         Restaurants - 2.1%
            12,500 Chipotle Mexican Grill, Inc.,
                   Class B(a)                                1,000,625
            42,000 Panera Bread Co., Class A(a)              2,367,540
                                                          ------------
                                                             3,368,165
                                                          ------------
         Retail - 7.7%
           193,500 Coldwater Creek, Inc.(a)                  4,808,475
            72,500 PetSmart, Inc.                            2,480,950
           116,000 United Natural Foods, Inc.(a)             3,174,920
            74,500 Urban Outfitters, Inc.(a)                 1,980,210
                                                          ------------
                                                            12,444,555
                                                          ------------
                                                            21,872,840
                                                          ------------
         FINANCIAL SERVICES - 7.3%
         Financial Data Processing Services & Systems - 3.9%
            47,500 Global Payments, Inc.                     1,901,900
            69,500 Jack Henry & Associates, Inc.             1,838,275
           214,500 Online Resources Corp.(a)                 2,666,235
                                                          ------------
                                                             6,406,410
                                                          ------------
         Financial Information Services - 2.6%
            65,000 Factset Research Systems, Inc.            4,148,950
                                                          ------------
         Securities Brokerage & Services - 0.8
            33,200 Investment Technology Group, Inc.(a)      1,349,580
                                                          ------------
                                                            11,904,940
                                                          ------------
         HEALTH CARE - 23.3%
         Biotechnology Research & Production - 2.9%
            53,500 ArthroCare Corp.(a)                       2,357,745
            29,400 Martek Biosciences Corp.(a)                 615,342
            67,000 Sangamo Biosciences, Inc.(a)                488,430
            14,000 Seattle Genetics, Inc./WA(a)                147,280
            71,000 Zymogenetics, Inc.(a)                     1,163,690
                                                          ------------
                                                             4,772,487
                                                          ------------

            Shares    Security Description                   Value
            ------    --------------------                   -----
           HEALTH CARE (CONTINUED)
           Electronics:Medical Systems - 6.0%
              33,000  Accuray, Inc.(a)                    $    759,000
              93,000  Illumina, Inc.(a)                      3,034,590
              43,500  Intuitive Surgical, Inc.(a)            5,986,905
                                                          ------------
                                                             9,780,495
                                                          ------------
           Health Care Facilities - 2.0%
              83,000  Sunrise Senior Living, Inc.(a)         3,250,280
                                                          ------------
           Health Care Management Services - 3.2%
             218,000  Eclipsys Corp.(a)                      4,442,840
              24,000  Vital Images, Inc.(a)                    662,160
                                                          ------------
                                                             5,105,000
                                                          ------------
           Medical & Dental Instruments & Supplies - 9.2%
             197,173  Align Technology, Inc.(a)              4,493,573
              80,000  Gen-Probe, Inc.(a)                     4,327,200
              25,000  Kyphon, Inc.(a)                        1,187,250
              93,000  LifeCell Corp.(a)                      2,617,950
              50,000  Resmed, Inc.(a)                        2,254,000
                                                          ------------
                                                            14,879,973
                                                          ------------
                                                            37,788,235
                                                          ------------
           MATERIALS & PROCESSING - 0.5%
           Medical & Dental Instruments & Supplies - 0.5%
              56,500  Senomyx, Inc.(a)                         754,275
                                                          ------------
           OTHER ENERGY - 9.8%
           Machinery:Oil Well Equip & Serv - 9.8%
              37,000  Dril-Quip, Inc.(a)                     1,795,240
              80,500  Hornbeck Offshore Services, Inc.(a)    3,212,755
             301,684  Input/Output, Inc.(a)                  4,835,994
              62,000  NATCO Group, Inc.(a)                   2,666,620
              69,500  Oceaneering International, Inc.(a)     3,477,780
                                                          ------------
                                                            15,988,389
                                                          ------------
           PRODUCER DURABLES - 12.1%
           Aerospace - 3.1%
              65,568  Argon ST, Inc.(a)                      1,563,797
              85,000  Flir Systems, Inc.(a)                  3,515,600
                                                          ------------
                                                             5,079,397
                                                          ------------
           Electrical Equipment & Components - 1.4%
              79,600  Color Kinetics, Inc.(a)                2,332,280
                                                          ------------
           Identification Control & Filter Devices - 4.5%
              94,000  ESCO Technologies, Inc.(a)             4,762,980
              67,500  IDEX Corp.                             2,544,750
                                                          ------------
                                                             7,307,730
                                                          ------------
           Machinery:Industrial/Speciality - 2.2%
             176,000  3D Systems Corp.(a)                    3,548,160
                                                          ------------

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007

           Shares   Security Description                     Value
           ------   --------------------                     -----
          PRODUCER DURABLES (CONTINUED)
          Machinery:Specialty - 0.9%
             20,000 Bucyrus International, Inc.           $  1,419,000
                                                          ------------
                                                            19,686,567
                                                          ------------
          TECHNOLOGY - 24.1%
          Computer Services Software & Systems - 10.3%
             86,500 Akamai Technologies, Inc.(a)             3,824,165
            164,000 NAVTEQ Corp.(a)                          7,024,120
            137,000 Parametric Technology Corp.(a)           2,559,160
             82,000 Synchronoss Technologies, Inc.(a)        2,218,100
             60,500 Unica Corp.(a)                           1,073,270
                                                          ------------
                                                            16,698,815
                                                          ------------
          Electronics:Semi-Conductors/Components - 13.8%
             91,000 ATMI, Inc.(a)                            2,780,050
            119,000 FEI Co.(a)                               4,414,900
             90,000 Integrated Device Technology, Inc.(a)    1,350,900
            113,500 Power Integrations, Inc.(a)              3,220,562
             72,700 Silicon Laboratories, Inc.(a)            2,516,874
            208,000 SiRF Technology Holdings, Inc.(a)        4,513,600
            228,000 Volterra Semiconductor Corp.(a)          3,584,160
                                                          ------------
                                                            22,381,046
                                                          ------------
                                                            39,079,861
                                                          ------------
          TELECOMMUNICATIONS - 3.9%
          Telecommunication Equipment - 3.9%
            218,000 Cogent Communications Group,
                    Inc.(a)                                  6,256,600
                                                          ------------
          Total Common Stock (Cost $113,450,158)           156,648,522
                                                          ------------

            Shares     Security Description                    Value
           ------             --------------------            -----
           SHORT-TERM INVESTMENT - 3.8%
           MONEY MARKET FUND - 3.8%
           6,230,095   Investors Cash Trust - Treasury
                       Portfolio, 4.82% (Cost $6,230,095)  $  6,230,095
                                                           ------------
           Total Investments - 100.3% (Cost $119,680,253)* $162,878,617
           Other Assets and Liabilities, Net - (0.3)%          (512,106)
                                                           ------------
           NET ASSETS - 100.0%                             $162,366,511
                                                           ============

---------------------
(a)Non-income producing security.
* Cost for Federal income tax purposes is $119,779,562 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $45,190,087
            Gross Unrealized Depreciation               (2,091,032)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $43,099,055
                                                       ===========

PORTFOLIO HOLDINGS
% of Total Investments

                        Autos And Transportation   2.0%
                        Consumer Discretionary    13.4%
                        Financial Services         7.3%
                        Health Care               23.3%
                        Materials & Processing     0.5%
                        Other Energy               9.8%
                        Producer Durables         12.1%
                        Technology                24.0%
                        Telecommunications         3.8%
                        Money Market Fund          3.8%
                                                 -----
                                                 100.0%
                                                 =====

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007

           Shares   Security Description                     Value
           ------   --------------------                     -----
          COMMON STOCK - 96.0%
          BASIC MATERIALS - 4.6%
            136,605 Aceto Corp.                           $  1,204,856
             97,500 Compass Minerals International, Inc.     3,329,625
             82,400 HB Fuller Co.                            2,245,400
                                                          ------------
                                                             6,779,881
                                                          ------------
          CAPITAL GOODS - 7.1%
            193,800 EDO Corp.                                6,505,866
             99,700 Kaman Corp.                              2,929,186
             54,355 Velcro Industries NV                     1,054,487
                                                          ------------
                                                            10,489,539
                                                          ------------
          COMMERCIAL SERVICES & SUPPLIES - 14.4%
            335,700 BearingPoint, Inc.(a)                    2,480,823
            420,414 CBIZ, Inc.(a)                            3,144,697
             21,400 Chemed Corp.                             1,433,800
            105,500 Convergys Corp.(a)                       2,715,570
             90,449 Electro Rent Corp.(a)                    1,303,370
            220,600 Global Cash Access Holdings, Inc.(a)     3,584,750
            117,600 Providence Service Corp.(a)              3,171,672
             56,800 Silgan Holdings, Inc.                    3,278,496
                                                          ------------
                                                            21,113,178
                                                          ------------
          CONSUMER STAPLES - 1.8%
            214,363 Del Monte Foods Co.                      2,583,074
                                                          ------------
          ENERGY - 4.7%
             94,900 Comstock Resources, Inc.(a)              2,881,164
             42,900 FMC Technologies, Inc.(a)                3,243,240
              9,100 Penn Virginia Corp.                        726,180
                                                          ------------
                                                             6,850,584
                                                          ------------
          FINANCIALS - 19.0%
             13,470 Affiliated Managers Group, Inc.(a)       1,753,794
             63,600 Arthur J. Gallagher & Co.                1,869,840
            280,300 Crescent Real Estate EQT Co.             6,267,508
              4,000 First City Liquidating Trust Loans
                    Assets Corp.(a)(b)                           2,800
            126,500 Hilb Rogal & Hobbs Co.                   5,488,835
             23,700 Interactive Data Corp.                     688,011
             87,200 Investment Technology Group, Inc.(a)     3,544,680
            148,300 Jackson Hewitt Tax Service, Inc.         4,486,075
            144,700 Nelnet, Inc., Class A                    3,685,509
                                                          ------------
                                                            27,787,052
                                                          ------------
          HEALTH CARE - 3.7%
            191,900 Ligand Pharmaceuticals, Inc., Class B    1,268,459
             18,500 Lincare Holdings, Inc.(a)                  741,665
             83,900 Syneron Medical, Ltd.(a)                 2,181,400

            Shares   Security Description                   Value
            ------   --------------------                   -----
           HEALTH CARE (CONTINUED)
               6,100 Warner Chilcott, Ltd., Class A(a)   $    110,776
              23,200 West Pharmaceutical Services, Inc.     1,179,952
                                                         ------------
                                                            5,482,252
                                                         ------------
           HOTEL, RESTAURANTS & LEISURE - 6.5%
             200,300 AFC Enterprises(a)                     3,899,841
             138,600 Speedway Motorsports, Inc.             5,593,896
                                                         ------------
                                                            9,493,737
                                                         ------------
           INDUSTRIALS - 0.9%
              87,700 SRS Labs, Inc.(a)                      1,307,607
                                                         ------------
           INFORMATION TECHNOLOGY - 11.8%
              26,014 Acxiom Corp.                             723,189
              40,000 Fair Isaac Corp.                       1,514,000
             318,600 infoUSA, Inc.                          3,402,648
              61,800 Mantech International Corp.,
                     Class A(a)                             1,976,364
             182,000 Progress Software Corp.(a)             5,980,520
             105,499 VeriFone Holdings, Inc.(a)             3,653,430
                                                         ------------
                                                           17,250,151
                                                         ------------
           MEDIA - 4.8%
             256,800 MDC Partners, Inc., Class A(a)         2,105,760
             100,100 Scholastic Corp.(a)                    3,180,177
             178,600 Sun-Times Media Group, Inc.              984,086
              63,500 Valuevision Media, Inc., Class A(a)      709,295
                                                         ------------
                                                            6,979,318
                                                         ------------
           RETAILING - 8.9%
              26,200 Barnes & Noble, Inc.                   1,120,574
              99,000 Cash America International, Inc.       4,107,510
              36,600 Ihop Corp.                             2,128,290
             175,275 Stage Stores, Inc.                     3,663,248
             121,000 Triarc Cos., Inc., Class A             1,986,820
                                                         ------------
                                                           13,006,442
                                                         ------------
           TECHNOLOGY - 1.2%
             206,200 MIPS Technologies, Inc.(a)             1,822,808
                                                         ------------
           TELECOMMUNICATIONS - 3.3%
             144,700 Hypercom Corp.(a)                        875,435
              16,770 Liquidity Services, Inc.(a)              334,897
              55,300 Loral Space & Communications,
                     Inc.(a)                                2,593,570
              47,300 Novatel Wireless, Inc.(a)              1,098,779
                                                         ------------
                                                            4,902,681
                                                         ------------
           TRANSPORTATION - 3.3%
             178,500 Pacer International, Inc.              4,805,220
                                                         ------------
           Total Common Stock (Cost $117,676,230)         140,653,524
                                                         ------------

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007

            Shares     Security Description                    Value
           ------             --------------------            -----
           SHORT-TERM INVESTMENT - 4.3%
           MONEY MARKET FUND - 4.3%
           6,382,095   Investors Cash Trust - Treasury
                       Portfolio, 4.82% (Cost $6,382,095)  $  6,382,095
                                                           ------------
           Total Investments - 100.3% (Cost $124,058,325)* $147,035,619
           Other Assets and Liabilities, Net - (0.3)%          (506,584)
                                                           ------------
           NET ASSETS - 100.0%                             $146,529,035
                                                           ============

---------------------
(a)Non-income producing security.
(b)Restricted security not registered under the Securities Act of 1933 other than Rule 144A securities. At the end of the period, the value of these securities amounted to less than 1% of Net Assets.

                                                           Acquisition
                                  Acquisition  Acquisition  Value Per
                 Security            Date         Cost        Unit
                 --------        ------------- ----------- -----------
          First City Liquidating
           Trust Loans Assets
           Corp.                 March 4, 2003   $8,050      $2.0125

* Cost for Federal income tax purposes is $123,873,192 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $27,334,164
            Gross Unrealized Depreciation               (4,171,737)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $23,162,427
                                                       ===========

PORTFOLIO HOLDINGS
% Total Investments

                     Basic Materials                  4.6%
                     Capital Goods                    7.1%
                     Commercial Services & Supplies  14.4%
                     Consumer Staples                 1.8%
                     Energy                           4.7%
                     Financials                      18.9%
                     Health Care                      3.7%
                     Hotel, Restaurants & Leisure     6.5%
                     Industrials                      0.9%
                     Information Technology          11.7%
                     Media                            4.7%
                     Retailing                        8.9%
                     Technology                       1.2%
                     Telecommunications               3.3%
                     Transportation                   3.3%
                     Money Market Fund                4.3%
                                                    -----
                                                    100.0%
                                                    =====

See Notes to Financial Statements.

BROWN ADVISORY OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007

             Shares  Security Description                  Value
             ------  --------------------                  -----
             COMMON STOCK - 94.1%
             CONSUMER STAPLES - 8.2%
              22,300 Coldwater Creek, Inc.(a)           $   554,155
              20,340 Walgreen Co.                           917,944
                                                        -----------
                                                          1,472,099
                                                        -----------
             ENERGY - 10.2%
              58,282 Input/Output, Inc.(a)                  934,261
               9,390 NATCO Group, Inc.(a)                   403,864
               9,655 Oceaneering International, Inc.(a)     483,136
                                                        -----------
                                                          1,821,261
                                                        -----------
             FINANCIAL - 8.5%
              21,490 E*Trade Financial Corp.(a)             514,686
               6,445 Morgan Stanley                         548,083
               8,325 Nuveen Investments, Inc., Class A      456,709
                                                        -----------
                                                          1,519,478
                                                        -----------
             HEALTHCARE - 20.7%
              10,635 DaVita, Inc.(a)                        587,371
              22,670 Eclipsys Corp.(a)                      462,015
               5,900 Genentech, Inc.(a)                     470,643
               7,940 Gen-Probe, Inc.(a)                     429,475
              12,035 Illumina, Inc.(a)                      392,702
               3,600 Intuitive Surgical, Inc.(a)            495,468
              12,055 Lifecell Corp.(a)                      339,348
               4,935 Millipore Corp.(a)                     368,990
              23,095 Sangamo Biosciences, Inc.(a)           168,362
                                                        -----------
                                                          3,714,374
                                                        -----------
             INDUSTRIAL - 13.6%
              14,015 Dover Corp.                            701,451
              13,220 ESCO Technologies, Inc.(a)             669,857
               4,770 Foster Wheeler, Ltd.(a)                493,886
              15,082 IDEX Corp.                             568,591
                                                        -----------
                                                          2,433,785
                                                        -----------
             INFORMATION TECHNOLOGY - 26.2%
               9,030 Electronic Arts, Inc.(a)               441,296
              14,690 FEI Co.(a)                             544,999
              13,075 Flir Systems, Inc.(a)                  540,782
              25,280 NAVTEQ Corp.(a)                      1,082,742
              26,800 Parametric Technology Corp.(a)         500,624
              12,735 Power Integrations, Inc.(a)            361,356
              23,995 Visual Sciences, Inc.(a)               390,399
              27,400 Volterra Semiconductor Corp.(a)        430,728
              13,750 Yahoo!, Inc.(a)                        394,625
                                                        -----------
                                                          4,687,551
                                                        -----------

         Shares  Security Description                          Value
         ------  --------------------                          -----
         MATERIALS - 3.1%
          10,635 Cameco Corp.                               $   552,701
                                                            -----------
         TRANSPORTATION - 3.6%
          23,120 UTi Worldwide, Inc.                            647,129
                                                            -----------
         Total Common Stock (Cost $14,223,058)               16,848,378
                                                            -----------
         SHORT-TERM INVESTMENT - 4.7%
         MONEY MARKET FUND - 4.7%
         834,434 Investors Cash Trust - Treasury Portfolio,
                 4.82% (Cost $834,434)                          834,434
                                                            -----------
         Total Investments - 98.8% (Cost $15,057,492)*      $17,682,812
         Other Assets and Liabilities, Net - 1.2%               219,838
                                                            -----------
         NET ASSETS - 100.0%                                $17,902,650
                                                            ===========

---------------------
(a)Non-income producing security.
* Cost for Federal income tax purposes is $15,082,234 and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $2,782,218
             Gross Unrealized Depreciation                (181,640)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $2,600,578
                                                        ==========

PORTFOLIO HOLDINGS
% of Total Investments

                         Consumer Staples         8.3%
                         Energy                  10.3%
                         Financial                8.6%
                         Healthcare              21.0%
                         Industrial              13.8%
                         Information Technology  26.5%
                         Materials                3.1%
                         Transportation           3.7%
                         Money Market Fund        4.7%
                                                -----
                                                100.0%
                                                =====

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007

             Shares   Security Description                  Value
             ------   --------------------                  -----
           COMMON STOCK - 97.9%
           AUSTRALIA - 4.2%
              188,000 Lend Lease Corp., Ltd.             $  3,098,431
              468,000 Telstra Corp., Ltd.                   1,883,705
              343,980 Telstra Corp., Ltd. - Installment
                      Receipts                                965,748
              252,938 Woodside Petroleum, Ltd.              9,007,689
                                                         ------------
                                                           14,955,573
                                                         ------------
           CANADA - 1.9%
               45,000 Suncor Energy, Inc.                   3,907,867
              139,000 Talisman Energy, Inc.(a)              2,806,900
                                                         ------------
                                                            6,714,767
                                                         ------------
           DENMARK - 1.4%
              200,000 H. Lundbeck A/S(a)                    4,994,491
                                                         ------------
           FINLAND - 1.8%
              237,000 Nokia OYJ(a)                          6,489,874
                                                         ------------
           FRANCE - 12.9%
               65,000 Axa SA(a)                             2,841,755
               20,000 BNP Paribas(a)                        2,426,966
               19,000 Casino Guichard Perrachon SA          2,010,577
               32,000 Essilor International SA(a)           3,845,684
               84,000 France Telecom SA(a)                  2,580,529
               31,000 L'Oreal SA(a)                         3,683,375
               30,000 LVMH Moet Hennessy Louis
                      Vuitton SA                            3,541,142
               54,000 Sanofi-Aventis(a)                     5,207,078
               29,715 SEB SA(a)                             5,577,935
                9,000 Societe BIC SA                          667,173
               74,000 Societe Television Francaise 1        2,632,793
              102,500 Total SA                              7,723,878
               50,400 Valeo SA(a)                           2,870,796
                                                         ------------
                                                           45,609,681
                                                         ------------
           GERMANY - 4.6%
               29,000 Allianz SE                            6,424,759
               24,000 BASF AG                               2,969,522
               17,300 Bayerische Motoren Werke AG(a)        1,155,351
               47,000 Hannover Rueckversicherung AG         2,255,292
               27,000 Siemens AG                            3,553,253
                                                         ------------
                                                           16,358,177
                                                         ------------
           GREECE - 1.1%
              144,300 Public Power Corp.                    3,922,304
                                                         ------------
           HONG KONG - 6.4%
              213,000 China Mobile, Ltd.                    1,991,317
              500,000 CLP Holdings, Ltd.                    3,525,050
            4,450,000 CNOOC, Ltd.                           4,211,554
            1,683,000 Hong Kong & China Gas Co., Ltd.(a)    3,521,876

            Shares   Security Description                    Value
            ------   --------------------                    -----
          HONG KONG (CONTINUED)
             174,200 HSBC Holdings plc                    $  3,223,695
             570,000 Hutchison Whampoa, Ltd.                 5,500,423
             495,000 Techtronic Industries Co.                 697,326
                                                          ------------
                                                            22,671,241
                                                          ------------
          INDIA - 0.5%
             251,000 Mahanagar Telephone Nigam, Ltd.
                     ADR                                     1,807,200
                                                          ------------
          IRELAND - 2.3%
             143,000 Allied Irish Banks plc                  4,314,149
              75,000 CRH plc                                 3,653,367
                                                          ------------
                                                             7,967,516
                                                          ------------
          ISRAEL - 0.6%
              53,000 Teva Pharmaceutical Industries, Ltd.    2,077,600
                                                          ------------
          ITALY - 0.5%
             167,000 Mediaset SpA                            1,791,011
                                                          ------------
          JAPAN - 28.6%
              56,500 Advantest Corp.                         2,414,133
              76,000 Astellas Pharma, Inc.                   3,365,982
              63,750 Canon, Inc.                             3,750,616
              92,000 Daikin Industries, Ltd.                 3,364,010
             114,000 Daito Trust Construction Co., Ltd.      6,041,906
              70,000 Denso Corp.                             2,456,039
              62,000 Eisai Co., Ltd.                         2,883,484
              35,500 Fanuc, Ltd.                             3,389,565
              20,000 Funai Electric Co., Ltd.(a)             1,283,484
              24,500 Hirose Electric Co., Ltd.               3,180,772
              76,000 Honda Motor Co., Ltd.                   2,672,802
             123,000 Hoya Corp.                              3,982,087
              17,170 Keyence Corp.                           3,668,200
             110,000 Kuraray Co., Ltd.                       1,196,713
              91,000 Millea Holdings, Inc.                   3,619,063
              91,000 Mitsubishi Corp.                        2,217,050
             132,000 Mitsubishi Estate Co., Ltd.             4,056,533
                 270 Mitsubishi UFJ Financial Group, Inc.    3,105,998
              35,000 Murata Manufacturing Co., Ltd.          2,473,295
              91,000 Nitto Denko Corp.                       4,523,829
               2,000 NTT DoCoMo, Inc.                        3,401,808
             165,000 OKUMA Corp.                             2,364,503
             230,000 Onward Kashiyama Co., Ltd.              3,003,040
               7,000 ORIX Corp.                              1,875,103
              34,900 Rohm Co., Ltd.                          3,137,272
              61,000 Secom Co., Ltd.                         2,882,087
             119,000 Sega Sammy Holdings, Inc.(a)            2,190,304
              15,000 Shimamura Co., Ltd.                     1,613,394
              51,000 Shin-Etsu Chemical Co., Ltd.            3,419,556
              25,000 SMC Corp.                               3,147,083
             357,000 Sumitomo Chemical Co., Ltd.             2,364,355
              54,200 Takeda Pharmaceutical Co., Ltd.         3,638,570

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007

             Shares   Security Description                  Value
             ------   --------------------                  -----
           JAPAN (CONTINUED)
               23,000 TIS, Inc.                          $    522,555
               37,000 Toyota Motor Corp.                    2,219,392
               40,000 Union Tool Co.(a)                     1,502,054
                                                         ------------
                                                          100,926,637
                                                         ------------
           KOREA - 1.0%
                7,700 Samsung Electronics Co., Ltd.         3,481,444
                                                         ------------
           NETHERLANDS - 3.3%
               61,000 Heineken Holding NV                   3,087,143
               64,000 ING Groep NV(a)                       2,851,430
              135,500 Reed Elsevier NV                      2,698,513
               66,779 TNT NV                                2,952,779
                                                         ------------
                                                           11,589,865
                                                         ------------
           NORWAY - 1.0%
               93,000 Norsk Hydro ASA(a)                    3,319,006
                                                         ------------
           SINGAPORE - 1.1%
              243,000 DBS Group Holdings, Ltd.              3,797,620
                                                         ------------
           SPAIN - 1.5%
              149,000 Banco Santander Central Hispano SA    2,863,110
               40,000 Inditex SA                            2,524,928
                                                         ------------
                                                            5,388,038
                                                         ------------
           SWEDEN - 1.8%
              710,000 Ericsson LM, Class B                  2,693,475
               58,000 Hennes & Mauritz AB, Class B          3,671,364
                                                         ------------
                                                            6,364,839
                                                         ------------
           SWITZERLAND - 2.8%
                9,100 Nestle SA                             3,544,007
               52,000 Novartis AG                           2,923,090
               11,100 Zurich Financial Services AG          3,396,248
                                                         ------------
                                                            9,863,345
                                                         ------------
           THAILAND - 0.5%
           12,000,000 Charoen Pokphand Foods PCL            1,747,449
                                                         ------------
           UNITED KINGDOM - 18.1%
               42,000 AstraZeneca plc                       2,233,680
              243,000 Aviva plc                             3,839,501
              380,000 BG Group plc                          5,808,534
              728,400 BP plc                                8,141,408
              580,000 Centrica plc                          4,401,247
              105,000 Emap plc                              1,821,206
              221,000 GlaxoSmithKline plc                   5,732,304
               87,000 HBOS plc                              1,872,468
              116,000 Johnston Press plc                    1,019,780
              490,000 Kingfisher plc                        2,408,524
               77,000 Reckitt Benckiser plc                 4,186,556
              300,000 Rexam plc                             3,189,783

           Shares           Security Description             Value
           ------    ----------------------------------- ------------
         UNITED KINGDOM (CONTINUED)
             149,900 Rio Tinto plc                       $ 10,892,644
               6,000 Royal Bank of Scotland Group plc          74,547
              98,390 Unilever plc                           3,037,125
             864,312 Vodafone Group plc                     2,703,916
             430,000 WM Morrison Supermarkets plc           2,675,527
                                                         ------------
                                                           64,038,750
                                                         ------------
         Total Common Stock (Cost $260,155,169)           345,876,428
                                                         ------------
         SHORT-TERM INVESTMENTS - 16.2%
          Principal
          ---------  -                                        -
         MONEY MARKET DEPOSIT ACCOUNT - 0.1%
         $   316,678 Citibank Money Market Deposit
                     Account, 4.92% (Cost $316,678)           316,678
                                                         ------------
           Shares
           ------    -                                        -
         MONEY MARKET FUNDS - 16.1%
           2,936,078 Citi/SM/ Institutional Trust Liquid
                     Reserves, Class A, 5.27%               2,936,078
          53,960,496 Citibank Investors Principal
                     Preservation(b), 5.30%                53,960,496
                                                         ------------
         Total Money Market Funds (Cost $56,896,574)       56,896,574
                                                         ------------
         Total Short-Term Investments (Cost $57,213,252)   57,213,252
                                                         ------------
         Total Investments - 114.1% (Cost $317,368,421)* $403,089,680
         Other Assets and Liabilities, Net - (14.1)%      (49,912,386)
                                                         ------------
         NET ASSETS - 100.0%                             $353,177,294
                                                         ============

---------------------
(a)Security or a portion of the security is on loan at period end.
(b)Investment made with cash collateral received from securities on loan. ADRAmerican Depositary Receipt.
* Cost for Federal income tax purposes is $317,373,431 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $92,033,546
            Gross Unrealized Depreciation               (6,317,297)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $85,716,249
                                                       ===========

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007


PORTFOLIO HOLDINGS
% of Total Investments

                             Japan           25.0%
                             United Kingdom  15.9%
                             United States   14.2%
                             France          11.3%
                             Hong Kong        5.6%
                             Germany          4.1%
                             Australia        3.7%
                             Netherlands      2.9%
                             Switzerland      2.5%
                             Ireland          2.0%
                             Canada           1.7%
                             Finland          1.6%
                             Sweden           1.6%
                             Spain            1.3%
                             Denmark          1.2%
                             Greece           1.0%
                             Korea            0.9%
                             Singapore        0.9%
                             Norway           0.8%
                             India            0.5%
                             Israel           0.5%
                             Italy            0.4%
                             Thailand         0.4%
                                            -----
                                            100.0%
                                            =====

See Notes to Financial Statements.

BROWN ADVISORY REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007

           Shares  Security Description                     Value
           ------  --------------------                     -----
           REAL ESTATE INVESTMENT TRUSTS (REITS) - 97.7%
           DIVERSIFIED - 5.8%
            14,310 Vornado Realty Trust                  $ 1,731,653
                                                         -----------
           OFFICE/INDUSTRIAL - 27.6%
            16,460 AMB Property Corp.                        952,211
            14,270 BioMed Realty Trust, Inc.                 400,416
            15,360 Boston Properties, Inc.                 1,776,845
            12,290 Corporate Office Properties Trust SBI
                   MD                                        553,665
            17,705 Douglas Emmett, Inc.                      466,881
            13,940 Duke Realty Corp.                         559,273
             5,000 EastGroup Properties, Inc.                244,500
             6,483 First Potomac Realty Trust                162,075
             7,900 Kilroy Realty Corp.                       587,128
            26,565 Prologis                                1,717,693
             6,420 SL Green Realty Corp.                     899,314
                                                         -----------
                                                           8,320,001
                                                         -----------
           REGIONAL MALLS - 15.5%
            18,355 General Growth Properties, Inc.         1,083,678
             8,015 Macerich Co.                              714,938
            21,495 Simon Property Group, Inc.              2,321,030
            10,180 Taubman Centers, Inc.                     560,104
                                                         -----------
                                                           4,679,750
                                                         -----------
           RESIDENTIAL - 16.5%
            17,225 Archstone-Smith Trust                   1,062,782
            10,630 AvalonBay Communities, Inc.             1,386,046
             8,195 BRE Properties, Inc., Class A             518,088
            10,565 Camden Property Trust                     788,677
            15,650 Equity Residential                        792,985
            13,510 UDR, Inc.                                 410,164
                                                         -----------
                                                           4,958,742
                                                         -----------
           SPECIALTY - 16.5%
            16,465 Extra Space Storage, Inc.                 294,888
             7,485 Healthcare Realty Trust, Inc.             245,283
            11,250 Hersha Hospitality Trust                  136,575
            42,190 Host Hotels & Resorts, Inc.             1,076,689
            13,890 LaSalle Hotel Properties                  661,164
            11,235 Nationwide Health Properties, Inc.        349,071
            17,235 Omega Healthcare Investors, Inc.          296,614
             6,675 Public Storage, Inc.                      597,413
             8,420 Sunstone Hotel Investors, Inc.            248,474
            16,930 U-Store-It Trust                          310,327
            17,575 Ventas, Inc.                              744,477
                                                         -----------
                                                           4,960,975
                                                         -----------

         Shares  Security Description                          Value
         ------  --------------------                          -----
         STRIP CENTER - 15.8%
          16,685 Cedar Shopping Centers, Inc.               $   266,126
          12,040 Developers Diversified Realty Corp.            742,266
          10,865 Federal Realty Investment Trust                962,856
          26,080 Kimco Realty Corp.                           1,207,243
           9,935 Kite Realty Group Trust                        211,218
          11,620 Regency Centers Corp.                          912,983
          11,005 Tanger Factory Outlet Centers, Inc.            461,660
                                                            -----------
                                                              4,764,352
                                                            -----------
         Total Real Estate Investment Trusts
         (Cost $21,400,198)                                  29,415,473
                                                            -----------
         SHORT-TERM INVESTMENT - 2.2%
         MONEY MARKET FUND - 2.2%
         666,498 Investors Cash Trust - Treasury Portfolio,
                 4.82% (Cost $666,498)                          666,498
                                                            -----------
         Total Investments - 99.9% (Cost $22,066,696)*      $30,081,971
         Other Assets and Liabilities, Net - 0.1%                43,287
                                                            -----------
         NET ASSETS - 100.0%                                $30,125,258
                                                            ===========

---------------------
*Cost for Federal income tax purposes is 22,082,476 and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $8,286,003
             Gross Unrealized Depreciation                (286,508)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $7,999,495
                                                        ==========

PORTFOLIO HOLDINGS
% of Total Investments

                            Diversified         5.7%
                            Office/Industrial  27.7%
                            Regional Malls     15.6%
                            Residential        16.5%
                            Specialty          16.5%
                            Strip Center       15.8%
                            Money Market Fund   2.2%
                                              -----
                                              100.0%
                                              =====

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007

Face Amount                             Security Description                             Rate  Maturity    Value
-----------                             --------------------                             ----  --------    -----
MUNICIPAL BONDS - 96.5%
GENERAL OBLIGATION BONDS - 41.4%
$  250,000  Anne Arundel County Maryland                                                 5.00% 02/15/10 $   257,988
   565,000  Anne Arundel County Maryland Consolidated General Improvement                5.00  03/01/15     607,053
 1,350,000  Anne Arundel County Maryland Consolidated Water & Sewer                      5.00  03/01/17   1,439,856
   500,000  Anne Arundel County Maryland Consolidated Water & Sewer                      4.50  03/01/25     503,305
   100,000  Anne Arundel County Maryland General Improvement                             5.25  08/01/09     103,204
   100,000  Anne Arundel County Maryland Prerefunded 02/01/08 @ 101                      5.00  02/01/10     101,862
   165,000  Anne Arundel County Maryland Prerefunded 05/15/09 @ 101                      5.00  05/15/13     170,544
   500,000  Anne Arundel County Maryland Prerefunded 02/15/11 @ 101                      4.75  02/15/17     520,685
   500,000  Anne Arundel County Maryland Prerefunded 02/15/11 @ 101                      4.80  02/15/18     521,540
 1,400,000  Baltimore County Maryland Consolidated Public Improvement                    5.00  09/01/13   1,478,652
   835,000  Baltimore County Maryland Metropolitan District                              4.40  08/01/09     847,116
   500,000  Baltimore County Maryland Metropolitan District 67th Issue                   5.00  06/01/07     500,000
   220,000  Baltimore Maryland                                                           7.50  10/15/08     230,921
   440,000  Baltimore Maryland Consolidated Public Improvement Series A MBIA Insured     5.00  10/15/14     471,869
   250,000  Caroline County Maryland Public Improvement XLCA Insured                     4.00  11/01/20     246,545
   500,000  Carroll County Maryland County Commissioners Consolidated Public Improvement 4.00  12/01/15     504,560
 1,000,000  Carroll County Maryland County Commissioners Consolidated Public Improvement 5.00  11/01/15   1,080,330
   100,000  Carroll County Maryland County Commissioners Consolidated Public Improvement
            Prerefunded 12/01/07 @ 101                                                   5.00  12/01/15     101,626
   500,000  Charles County Maryland Consolidated Public Improvement                      4.20  02/01/11     507,190
   500,000  Charles County Maryland County Commissioners Consolidated Public Improvement 4.00  03/01/10     503,150
   250,000  Charles County Maryland County Commissioners Consolidated Public Improvement 5.00  03/01/16     269,668
   500,000  Charles County Maryland County Commissioners Consolidated Public Improvement
            MBIA Insured                                                                 4.00  03/01/20     493,340
   750,000  District of Columbia Series A FGIC Insured                                   4.25  06/01/29     710,438
   800,000  Frederick County Maryland Public Facilities                                  4.00  07/01/08     802,720
   100,000  Frederick County Maryland Public Facilities                                  5.00  07/01/07     100,104
   250,000  Frederick County Maryland Public Facilities                                  5.00  08/01/16     268,393
 1,000,000  Frederick County Maryland Public Facilities                                  5.00  12/01/17   1,071,530
   500,000  Frederick County Maryland Public Facilities                                  5.25  11/01/18     556,575
   500,000  Frederick County Maryland Public Facilities                                  5.25  11/01/21     561,230
   225,000  Frederick County Maryland Public Facilities Series A                         3.80  07/01/07     225,013
   250,000  Garrett County Maryland Hospital Refunding FGIC Insured                      5.10  07/01/09     256,720
   200,000  Harford County Maryland Consolidated Public Improvement                      4.25  01/15/13     203,952
   740,000  Harford County Maryland Unrefunded Balance                                   5.00  12/01/13     759,129
   685,000  Howard County Maryland Consolidated Public Improvement Project Series A      5.00  08/15/14     735,142
   300,000  Howard County Maryland Consolidated Public Improvement Project Series A      5.00  08/15/15     323,688
   240,000  Howard County Maryland Consolidated Public Improvement Series A              4.30  02/15/08     241,058
   350,000  Howard County Maryland Consolidated Public Improvement Series A              5.00  02/15/08     353,231
    30,000  Howard County Maryland Consolidated Public Improvement Series A Prerefunded
            02/15/08 @ 100                                                               5.00  02/15/09      30,285
   295,000  Howard County Maryland Consolidated Public Improvement Unrefunded Balance
            Series A                                                                     5.00  02/15/09     297,640
   565,000  Maryland National Capital Park & Planning Park Acquisition & Development
            Series BB-2                                                                  3.50  07/01/09     562,576
   385,000  Maryland State & Local Facilities Loan 1st Series                            4.00  03/01/08     385,955
    50,000  Maryland State & Local Facilities Loan 1st Series Prerefunded 03/01/09 @ 101 4.50  03/01/14      51,159
   500,000  Maryland State & Local Facilities Loan 1st Series                            4.75  03/01/09     508,705
   680,000  Maryland State & Local Facilities Loan 1st Series                            5.00  08/01/07     681,435

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007

Face Amount                                Security Description                                 Rate  Maturity    Value
-----------                                --------------------                                 ----  --------    -----
GENERAL OBLIGATION BONDS (CONTINUED)
$  500,000  Maryland State & Local Facilities Loan 1st Series                                   5.00% 08/01/15 $   535,140
   225,000  Maryland State & Local Facilities Loan 2nd Series                                   5.00  08/01/08     227,716
   150,000  Maryland State & Local Facilities Loan 2nd Series Prerefunded 08/01/07 @ 101        5.00  08/01/09     151,794
   500,000  Maryland State & Local Facilities Loan 2nd Series Series A                          5.00  08/01/13     532,485
   500,000  Maryland State & Local Facilities Loan 2nd Series Series A                          5.00  08/01/15     539,320
 2,210,000  Maryland State & Local Facilities Loan Capital Improvement Series A                 5.50  08/01/13   2,413,806
 1,000,000  Maryland State Refunding                                                            5.00  02/01/14   1,068,520
   325,000  Montgomery County Maryland Consolidated Public Improvement Series A                 4.70  01/01/13     329,193
 1,100,000  Montgomery County Maryland Consolidated Public Improvement Series A                 5.00  01/01/10   1,118,909
   500,000  Montgomery County Maryland Consolidated Public Improvement Series A                 5.00  09/01/15     535,455
   500,000  Montgomery County Maryland Consolidated Public Improvement Series A                 5.00  04/01/17     531,395
 1,090,000  Montgomery County Maryland Consolidated Public Improvement Series A Prerefunded
            05/01/08 @ 101                                                                      4.88  05/01/13   1,112,792
   125,000  Montgomery County Maryland Consolidated Public Improvement Series A Prerefunded
            05/01/09 @ 101                                                                      4.75  05/01/12     128,620
   100,000  Montgomery County Maryland Consolidated Public Improvement Series A Prerefunded
            01/01/10 @ 101                                                                      5.60  01/01/16     105,407
 1,000,000  Montgomery County Maryland Series A                                                 5.00  11/01/07   1,005,430
   500,000  Montgomery County Maryland Series A                                                 5.00  11/01/09     514,905
   500,000  Ocean City Maryland FGIC Insured                                                    4.25  03/01/11     507,860
 1,000,000  Prince Georges County Maryland Consolidated Public Improvement                      3.25  09/15/11     972,010
    50,000  Prince Georges County Maryland Consolidated Public Improvement Prerefunded
            10/01/09 @ 101 FSA Insured                                                          5.00  10/01/12      51,891
   500,000  St. Mary's County Maryland Public Facilities                                        3.25  11/01/08     496,535
   500,000  Washington Suburban Sanitation District - General Construction                      4.25  06/01/10     507,245
   500,000  Washington Suburban Sanitation District - General Construction                      5.00  06/01/08     506,545
   100,000  Washington Suburban Sanitation District - General Construction Prerefunded
            06/01/09 @ 100                                                                      5.00  06/01/23     102,519
   450,000  Washington Suburban Sanitation District - Sewage Disposal                           5.25  06/01/07     450,000
 1,000,000  Washington Suburban Sanitation District - Sewage Disposal                           5.25  06/01/10   1,042,620
   200,000  Washington Suburban Sanitation District - Sewage Disposal 2nd Series                4.75  06/01/07     200,000
   500,000  Washington Suburban Sanitation District - Water Supply                              4.25  06/01/10     507,245
   475,000  Washington Suburban Sanitation District - Water Supply                              4.38  06/01/07     475,000
   500,000  Washington Suburban Sanitation District - Water Supply 2nd Series                   3.00  06/01/11     482,815
                                                                                                               -----------
                                                                                                                38,300,854
                                                                                                               -----------
REVENUE BONDS - 55.1%
   725,000  Baltimore County Maryland Catholic Health Initiatives Series A                      5.00  09/01/19     759,851
   925,000  Baltimore Maryland Convention Center MBIA Insured                                   5.00  09/01/19     953,296
   500,000  Baltimore Maryland Convention Center SR Series A XLCA Insured                       5.25  09/01/19     542,580
 1,000,000  Baltimore Maryland Wastewater Project Series C AMBAC Insured                        5.00  07/01/21   1,064,910
   185,000  Carroll County Maryland Fairhaven & Copper Ridge Series A RADIAN Insured            5.20  01/01/10     190,828
   170,000  Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's College
            Series A                                                                            4.65  09/01/07     170,211
   400,000  Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's College
            Series A                                                                            4.80  09/01/09     404,904
   400,000  Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's
            University                                                                          5.63  09/01/38     425,612
   175,000  Maryland State Community Development Administration - Residential Program
            Series A                                                                            4.05  09/01/07     174,720

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007

Face Amount                                  Security Description                                  Rate  Maturity    Value
-----------                                  --------------------                                  ----  --------    -----
REVENUE BONDS (CONTINUED)
$1,000,000  Maryland State Community Development Administration - Single Family Program
            1st Series                                                                             4.65% 04/01/12 $ 1,020,110
   500,000  Maryland State Community Development Administration - Single Family Program
            1st Series                                                                             4.75  04/01/13     510,785
 1,000,000  Maryland State Community Development Administration - Residential Program
            Series C                                                                               3.85  09/01/15     989,640
   500,000  Maryland State Department of Transportation                                            4.25  02/15/18     505,565
   500,000  Maryland State Department of Transportation                                            5.00  11/01/08     508,980
   500,000  Maryland State Department of Transportation                                            5.00  12/15/08     509,740
   455,000  Maryland State Department of Transportation                                            5.00  05/01/12     478,742
 1,000,000  Maryland State Department of Transportation                                            5.25  12/15/14   1,087,160
 1,300,000  Maryland State Department of Transportation                                            5.25  12/15/16   1,431,690
   500,000  Maryland State Department of Transportation                                            5.50  02/01/10     521,915
   500,000  Maryland State Department of Transportation                                            4.00  05/15/20     489,345
 1,050,000  Maryland State Department of Transportation 2nd Issue                                  4.00  06/01/13   1,058,085
 1,850,000  Maryland State Department of Transportation Prerefunded 12/15/08 @ 100                 5.50  12/15/11   1,901,152
   255,000  Maryland State Economic Development Corporation - Bowie State University Project       4.00  06/01/09     248,717
   500,000  Maryland State Economic Development Corporation - Maryland Department of
            Transportation Headquarters                                                            5.00  06/01/15     526,735
   250,000  Maryland State Economic Development Corporation - University of Maryland College
            Park Project                                                                           4.00  06/01/09     251,422
   340,000  Maryland State Economic Development Corporation - University of Maryland College
            Park Project                                                                           4.25  06/01/10     344,539
   685,000  Maryland State Economic Development Corporation - University of Maryland College
            Park Project AMBAC Insured                                                             4.00  07/01/08     686,966
   290,000  Maryland State Economic Development Corporation - University of Maryland College
            Park Project AMBAC Insured                                                             5.38  07/01/12     306,666
   430,000  Maryland State Economic Development Corporation - University of Maryland/
            Baltimore                                                                              4.00  10/01/08     421,331
   245,000  Maryland State Economic Development Corporation - University of Maryland/
            Baltimore                                                                              4.50  10/01/11     235,788
   410,000  Maryland State Economic Development Corporation - University Village Sheppard Pratt
            ACA Insured                                                                            4.75  07/01/07     410,279
   500,000  Maryland State Economic Development Corporation - University of Maryland College
            Park Project CIFG Insured                                                              5.00  06/01/22     528,760
   500,000  Maryland State Health & Higher Educational Facilities - Adventist Health Care Series A 5.00  01/01/14     512,515
   500,000  Maryland State Health & Higher Educational Facilities - Board of Child Care            4.50  07/01/12     508,965
   450,000  Maryland State Health & Higher Educational Facilities - Bullis School FSA Insured      5.00  07/01/13     471,388
   100,000  Maryland State Health & Higher Educational Facilities - Bullis School FSA Insured      5.00  07/01/15     104,684
   120,000  Maryland State Health & Higher Educational Facilities - Carroll County General
            Hospital                                                                               4.25  07/01/08     120,394
   250,000  Maryland State Health & Higher Educational Facilities - Carroll County General
            Hospital                                                                               4.63  07/01/10     253,360
   500,000  Maryland State Health & Higher Educational Facilities - Carroll County General
            Hospital                                                                               5.00  07/01/13     516,155
   500,000  Maryland State Health & Higher Educational Facilities - Charity Obligated Group Series
            A Prerefunded 05/01/09 @ 101                                                           4.75  11/01/14     514,010
   500,000  Maryland State Health & Higher Educational Facilities - Civista Medical Center
            RADIAN Insured                                                                         4.50  07/01/28     496,950

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007

Face Amount                                Security Description                                 Rate  Maturity    Value
-----------                                --------------------                                 ----  --------    -----
REVENUE BONDS (CONTINUED)
$  350,000  Maryland State Health & Higher Educational Facilities - Doctors Community Hospital
            Series A                                                                            4.00% 07/01/13 $   346,416
   270,000  Maryland State Health & Higher Educational Facilities - Edenwald Series A           4.80  01/01/12     272,254
   400,000  Maryland State Health & Higher Educational Facilities - Frederick Memorial Hospital 3.60  07/01/08     398,772
   450,000  Maryland State Health & Higher Educational Facilities - Frederick Memorial Hospital 4.20  07/01/11     451,161
   250,000  Maryland State Health & Higher Educational Facilities - Goucher College             4.50  07/01/19     251,952
   500,000  Maryland State Health & Higher Educational Facilities - Greater Baltimore Medical
            Center                                                                              5.00  07/01/20     509,305
   300,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins Health System
            AMBAC Insured                                                                       5.10  07/01/10     306,270
   500,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital      4.60  05/15/14     511,015
   100,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital      4.70  05/15/15     102,418
   500,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital      5.00  05/15/10     515,700
   900,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital      5.00  05/15/11     936,117
    90,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins University
            Prerefunded 07/01/09 @ 101                                                          6.00  07/01/39      94,935
   250,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins University
            Series A                                                                            4.00  07/01/08     250,770
   500,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins University
            Series A                                                                            5.00  07/01/10     517,360
   250,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins University
            Series A                                                                            5.00  07/01/12     260,760
   250,000  Maryland State Health & Higher Educational Facilities - Johns Hopkins University
            Series A                                                                            5.00  07/01/13     260,760
   235,000  Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute   3.88  07/01/10     232,706
   200,000  Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute   4.38  07/01/13     200,524
   535,000  Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute   5.30  07/01/12     543,405
   575,000  Maryland State Health & Higher Educational Facilities - Lifebridge Health Series A  5.00  07/01/08     582,389
 1,000,000  Maryland State Health & Higher Educational Facilities - Lifebridge Health Series A  5.00  07/01/10   1,028,850
   250,000  Maryland State Health & Higher Educational Facilities - McLean School               5.00  07/01/08     250,602
   250,000  Maryland State Health & Higher Educational Facilities - Medstar Health              4.38  08/15/13     252,082
 1,000,000  Maryland State Health & Higher Educational Facilities - Medstar Health              5.00  08/15/09   1,021,490
   500,000  Maryland State Health & Higher Educational Facilities - Mercy Ridge                 4.75  07/01/34     494,720
   200,000  Maryland State Health & Higher Educational Facilities - Mercy Ridge                 4.50  07/01/35     189,024
 1,000,000  Maryland State Health & Higher Educational Facilities - Peninsula Regular Medical
            Center                                                                              5.00  07/01/26   1,027,890
   635,000  Maryland State Health & Higher Educational Facilities - Sheppard Pratt Series A     3.00  07/01/09     621,113
   430,000  Maryland State Health & Higher Educational Facilities - Sheppard Pratt Series A     3.30  07/01/10     419,087
   250,000  Maryland State Health & Higher Educational Facilities - Union Hospital of Cecil
            County                                                                              3.75  07/01/08     249,730
   900,000  Maryland State Health & Higher Educational Facilities - University of Maryland
            Medical System                                                                      5.00  07/01/09     909,279
   750,000  Maryland State Health & Higher Educational Facilities - University of Maryland
            Medical System                                                                      5.00  07/01/12     773,580
   250,000  Maryland State Health & Higher Educational Facilities - Washington Christian
            Academy                                                                             5.25  07/01/18     253,845
   805,000  Maryland State Industrial Development Financing Authority - American Center for
            Physics Facility                                                                    3.95  12/15/07     806,022
   500,000  Maryland State Industrial Development Financing Authority - Holy Cross Health
            System Corp.                                                                        5.50  12/01/08     512,170

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007

Face Amount                             Security Description                              Rate  Maturity    Value
-----------                             --------------------                              ----  --------    -----
REVENUE BONDS (CONTINUED)
$  500,000  Maryland State Industrial Development Financing Authority - National Aquarium
            Baltimore Facility Series B                                                   4.50% 11/01/14 $   511,515
   500,000  Maryland State Transportation Authority Grant & Rev.                          4.00  03/01/19     490,455
   500,000  Maryland State Transportation Authority FSA Insured                           5.00  07/01/10     517,655
   500,000  Maryland State Water Quality Financing Series A                               5.00  09/01/15     539,255
   500,000  Montgomery County Maryland - Housing Opportunity Commission Aston Woods
            Apartments Series A Multi-Family Revenue                                      4.90  05/15/31     511,730
   200,000  Montgomery County Maryland - Housing Opportunity Commission Housing
            Development Series A Multi-Family Revenue                                     5.40  07/01/11     207,194
   245,000  Montgomery County Maryland - Housing Opportunity Commission Series A Single
            Family Mortgage                                                               2.85  07/01/07     244,799
   105,000  Montgomery County Maryland - Housing Opportunity Commission Series A Single
            Family Mortgage                                                               4.15  07/01/08     104,775
   200,000  Montgomery County Maryland - Housing Opportunity Commission Series A FHA/VA
            Insured                                                                       3.45  07/01/11     196,940
   500,000  Montgomery County Maryland - Solid Waste Disposal Series A AMBAC Insured      3.25  06/01/08     497,545
   400,000  Queen Annes County Maryland - Public Facilities MBIA Insured                  5.00  11/15/17     428,480
   485,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A   4.00  10/01/08     486,950
 1,000,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A   5.00  04/01/08   1,010,640
   440,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A   5.00  04/01/10     454,331
   500,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A   5.00  04/01/13     529,625
   510,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A
            Prerefunded 04/01/12 @ 100                                                    5.13  04/01/21     538,978
   500,000  University of Maryland System Auxiliary Facility & Tuition Revenue Series A   4.00  04/01/20     488,435
   940,000  Washington County Maryland - Public Improvement AMBAC Insured                 4.25  07/01/22     940,357
   680,000  University of Maryland System Auxiliary Facility & Tuition Revenue Unrefunded
            Balance Series A                                                              5.00  04/01/09     687,432
   310,000  University of Maryland System Auxiliary Facility & Tuition Revenue Unrefunded
            Balance Series A                                                              5.00  04/01/10     313,388
   500,000  Westminster Maryland Educational Facilities Revenue - McDaniel College, Inc.  4.38  11/01/24     489,535
 1,115,000  Worcester County Maryland - Consolidated Public Improvement Project           5.00  03/01/13   1,183,171
                                                                                                         -----------
                                                                                                          50,887,103
                                                                                                         -----------
Total Municipal Bonds (Cost $89,501,734)                                                                  89,187,957
                                                                                                         -----------
  Shares
  ------
SHORT-TERM INVESTMENT - 5.2%
MONEY MARKET FUND - 5.2%
 4,777,725  Cash Account Trust - Tax-Exempt Portfolio (Cost $4,777,725)                   3.64             4,777,725
                                                                                                         -----------
Total Investments - 101.7% (Cost $94,279,459)*                                                           $93,965,682
Other Assets and Liabilities, Net - (1.7)%                                                                (1,556,509)
                                                                                                         -----------
NET ASSETS - 100.0%                                                                                      $92,409,173
                                                                                                         ===========

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007


            ACA    American Capital Access
            AMBAC  American Municipal Bond Assurance Corporation
            CIFG   CDC IXIS Financial Guarantee
            FGIC   Financial Guaranty Insurance Corporation
            FHA/VA Federal Housing Authority/Veterans Administration
            FSA    Financial Security Assurance
            MBIA   Municipal Bond Insurance Association
            RADIAN Radian Asset Assurance
            XLCA   XL Capital Assurance, Inc.

*Cost for Federal income tax purposes is $94,279,459 and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $ 455,899
             Gross Unrealized Depreciation               (769,676)
                                                        ---------
             Net Unrealized Appreciation (Depreciation) $(313,777)
                                                        =========

PORTFOLIO HOLDINGS
% of Total Investments

                        General Obligation Bonds  40.8%
                        Revenue Bonds             54.1%
                        Money Market Fund          5.1%
                                                 -----
                                                 100.0%
                                                 =====

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007

Face Amount               Security Description                Rate  Maturity    Value
-----------               --------------------                ----  --------    -----
ASSET BACKED SECURITIES - 4.4%
$   490,416 Ford Credit Auto Owner Trust Series 06-A-A2A      5.04% 09/15/08 $    490,468
  2,000,000 Honda Auto Receivables Owner Trust Series 04-2-A4 3.81  10/15/09    1,978,503
  1,484,520 WFS Financial Owner Trust Series 03-4-A4          3.15  05/20/11    1,473,806
  2,500,000 World Omni Auto Receivables Trust 05-B-A4(a)      5.34  09/20/12    2,501,869
                                                                             ------------
Total Asset Backed Securities (Cost $6,442,821)                                 6,444,646
                                                                             ------------
CORPORATE BONDS & NOTES - 21.3%
  1,500,000 Allfirst Financial, Inc.                          7.20  07/01/07    1,501,535
  2,000,000 America Movil SA de CV                            5.50  03/01/14    1,978,072
  3,265,000 American Express Centurion(a)                     5.40  11/16/07    3,266,815
  1,000,000 Baltimore Gas & Electric MTN                      6.75  06/05/12    1,044,407
  2,000,000 Berkley (WR) Corp.                                5.13  09/30/10    1,973,254
  3,125,000 Block Financial Corp.                             5.13  10/30/14    2,917,506
  4,000,000 Comcast Corp.                                     6.50  01/15/17    4,153,916
  2,055,000 FIA Credit Services NA                            7.13  11/15/12    2,209,846
  1,000,000 General Electric Capital Corp. MTN Series A       6.88  11/15/10    1,047,412
  3,000,000 General Electric Co.                              5.00  02/01/13    2,936,430
  2,500,000 Kraft Foods, Inc.                                 5.25  06/01/07    2,500,000
  1,300,000 Merrill Lynch & Co.                               4.00  09/15/08    1,277,881
  4,000,000 SLM Corp. MTN Series A(a)                         4.06  02/01/10    3,671,160
    800,000 Wilmington Trust Corp.                            6.63  05/01/08      801,948
                                                                             ------------
Total Corporate Bonds & Notes (Cost $31,836,814)                               31,280,182
                                                                             ------------
US GOVERNMENT & AGENCY OBLIGATIONS - 66.3%
FFCB - 1.8%
    640,000 FFCB                                              5.20  03/20/13      640,232
  2,000,000 FFCB                                              6.00  06/11/08    2,014,878
                                                                             ------------
                                                                                2,655,110
                                                                             ------------
FHLB NOTES - 8.1%
  2,000,000 FHLB                                              4.15  07/05/07    1,997,948
  3,000,000 FHLB                                              5.13  12/29/14    2,927,742
  5,294,432 FHLB Series 00-0606-Y                             5.27  12/28/12    5,337,687
  1,686,220 FHLB Series TQ-2015-A                             5.07  10/20/15    1,664,350
                                                                             ------------
                                                                               11,927,727
                                                                             ------------
MORTGAGE BACKED SECURITIES - 39.9%
  2,000,000 FHLMC MTA                                         5.50  02/22/13    1,995,542
  3,614,571 FHLMC FHRR R005-VA                                5.50  03/15/16    3,610,971
  1,728,113 FHLMC Pool # 1B0889(a)                            4.51  05/01/33    1,708,879
  3,128,104 FHLMC Pool # 1J0203(a)                            5.18  04/01/35    3,131,543
  2,268,232 FHLMC Pool # A40782                               5.00  12/01/35    2,162,495
     24,226 FHLMC Pool # C00210                               8.00  01/01/23       25,578
    115,761 FHLMC Pool # E20099                               6.50  05/01/09      117,424
  1,653,334 FHLMC Pool # E93051                               5.50  12/01/17    1,646,180
      1,049 FHLMC Pool # G10049                               8.00  10/01/07        1,053
    115,347 FHLMC Pool # G10543                               6.00  06/01/11      116,766
    110,255 FHLMC Pool # G10682                               7.50  06/01/12      113,224
    101,332 FHLMC Pool # G10690                               7.00  07/01/12      104,411
  5,297,003 FHLMC Pool # G11649                               4.50  02/01/20    5,077,721
  1,426,996 FHLMC Pool # M80814                               5.00  05/01/10    1,422,797

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007

Face Amount                       Security Description                        Rate  Maturity    Value
-----------                       --------------------                        ----  --------    -----
MORTGAGE BACKED SECURITIES (CONTINUED)
$ 1,574,626 FHLMC Pool # M80931                                               5.50% 08/01/11 $  1,583,218
    506,237 FHLMC Pool # M90747                                               5.50  08/01/07      506,707
  1,300,830 FHLMC Pool # M90831                                               4.00  08/01/08    1,285,948
  2,183,097 FHLMC Series 2782-PA                                              4.00  11/15/33    2,045,913
    477,808 FNMA Pool # 254089                                                6.00  12/01/16      483,435
      9,563 FNMA Pool # 326570                                                7.00  02/01/08        9,588
     78,464 FNMA Pool # 409589                                                9.50  11/01/15       83,415
    349,315 FNMA Pool # 433646                                                6.00  10/01/13      353,528
    204,174 FNMA Pool # 539082                                                7.00  08/01/28      212,777
     39,693 FNMA Pool # 572448                                                7.00  03/01/27       41,338
    391,871 FNMA Pool # 625536                                                6.00  01/01/32      394,100
    201,327 FNMA Pool # 628837                                                6.50  03/01/32      206,398
  1,632,038 FNMA Pool # 663238                                                5.50  09/01/32    1,598,354
  1,873,126 FNMA Pool # 725544                                                5.50  12/01/17    1,865,823
    348,219 FNMA Pool # 741373(a)                                             4.15  12/01/33      350,303
    664,394 FNMA Pool # 744805(a)                                             4.45  11/01/33      653,105
    686,433 FNMA Pool # 764342(a)                                             4.00  02/01/34      675,469
  1,361,973 FNMA Pool # 805440                                                7.00  11/01/34    1,412,550
  6,910,410 FNMA Pool # 831413                                                5.50  04/01/36    6,751,550
  1,533,284 FNMA Pool # 848817                                                5.00  01/01/36    1,461,930
  3,997,181 FNMA Pool # 866920(a)                                             5.37  02/01/36    4,032,785
  4,722,576 FNMA Pool # 871084                                                5.50  11/01/36    4,614,011
  6,461,667 FNMA Pool # 909932                                                6.00  03/01/37    6,456,272
     88,130 GNMA Pool # 487110                                                6.50  04/15/29       90,681
     16,051 GNMA Pool # 571166                                                7.00  08/15/31       16,784
    167,275 GNMA Pool # 781186                                                9.00  06/15/30      181,544
                                                                                             ------------
                                                                                               58,602,110
                                                                                             ------------
US TREASURY SECURITIES - 16.5%
  7,000,000 US Treasury Inflation Index                                       2.00  01/15/14    7,541,890
  7,000,000 US Treasury Inflation Index                                       2.50  07/15/16    7,120,122
 10,000,000 US Treasury Note                                                  4.25  08/15/15    9,565,630
                                                                                             ------------
                                                                                               24,227,642
                                                                                             ------------
Total US Government & Agency Obligations (Cost $98,606,403)                                    97,412,589
                                                                                             ------------
SHORT-TERM INVESTMENTS - 7.3%
 Principal
 ---------
MONEY MARKET DEPOSIT ACCOUNT - 0.1%
$   247,871 Citibank Money Market Deposit Account (Cost $247,871)             4.97                247,871
  Shares
  ------
MONEY MARKET FUND - 7.2%
 10,533,609 Citi/SM/ Institutional Liquid Reserves Class A (Cost $10,533,609) 5.24             10,533,609
                                                                                             ------------
Total Short-Term Investments (Cost $10,781,480)                                                10,781,480
                                                                                             ------------
Total Investments - 99.3% Cost ($147,667,518)*                                               $145,918,897
Other Assets and Liabilities, Net - 0.7%                                                          971,788
                                                                                             ------------
NET ASSETS - 100.0%                                                                          $146,890,685
                                                                                             ============

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2007


                 FFCB  Federal Farm Credit Bank
                 FHLB  Federal Home Loan Bank
                 FHLMC Federal Home Loan Mortgage Corporation
                 FNMA  Federal National Mortgage Association
                 GNMA  Government National Mortgage Association
                 MTN   Medium Term Note

(a)Variable rate security.
* Cost for Federal income tax purposes is $147,667,518 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $   323,936
            Gross Unrealized Depreciation               (2,072,557)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $(1,748,621)
                                                       ===========

PORTFOLIO HOLDINGS
% of Total Investments

                   Asset Backed Securities              4.4%
                   Corporate Bonds & Notes             21.4%
                   US Government & Agency Obligations  66.8%
                   Short-Term Investments               7.4%
                                                      -----
                                                      100.0%
                                                      =====

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2007

                                                              BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
                                                              GROWTH EQUITY   VALUE EQUITY    SMALL-CAP
                                                                   FUND           FUND       GROWTH FUND
                                                              -------------- -------------- --------------
ASSETS
  Investments:
   Total investments, at cost                                  $57,880,554    $185,734,610   $119,680,253
   Net unrealized appreciation (depreciation)                   17,472,821      38,138,355     43,198,364
                                                               -----------    ------------   ------------
    Total investments, at market value                          75,353,375     223,872,965    162,878,617
  Foreign currency (Cost $118,592)                                      --              --             --
  Unrealized gain on currency contracts                                 --              --             --
  Receivables:
   Investment securities sold                                           --              --             --
   Fund shares sold                                                 46,330         209,295        221,239
   Securities lending                                                   --              --             --
   Interest and dividends                                           36,997         667,882         17,295
  Prepaid expenses and other assets                                 13,837          15,392         17,984
                                                               -----------    ------------   ------------
Total Assets                                                    75,450,539     224,765,534    163,135,135
                                                               -----------    ------------   ------------
LIABILITIES
  Payables:
   Due to custodian                                                  4,722          21,173         17,656
   Investment securities purchased                                      --       1,731,392        398,696
   Collateral on securities lending                                     --              --             --
   Unrealized loss on currency contracts                                --              --             --
   Fund shares redeemed                                             10,197         264,208        154,621
   Dividends                                                            --              --             --
  Accrued Liabilities:
   Investment advisor fees                                          48,792         147,232        138,277
   Custodian fees                                                    1,282           3,100          2,381
   Compliance services fees                                            715           1,309          1,045
   Trustees' fees and expenses                                          62             187            131
   Other expenses                                                   41,535          59,631         55,817
                                                               -----------    ------------   ------------
Total Liabilities                                                  107,305       2,228,232        768,624
                                                               -----------    ------------   ------------
NET ASSETS                                                     $75,343,234    $222,537,302   $162,366,511
                                                               ===========    ============   ============
COMPONENTS OF NET ASSETS
  Paid-in capital                                              $63,742,947    $177,047,645   $127,131,810
  Accumulated undistributed (distributions in excess of) net
   investment income                                               (34,378)        665,507        (39,026)
  Accumulated net realized gain (loss)                          (5,838,156)      6,685,795     (7,924,637)
  Unrealized appreciation (depreciation)                        17,472,821      38,138,355     43,198,364
                                                               -----------    ------------   ------------
NET ASSETS                                                     $75,343,234    $222,537,302   $162,366,511
                                                               ===========    ============   ============
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE PER SHARE
  Institutional Shares:
   Net assets                                                  $71,355,320    $216,826,155   $147,361,844
   Shares outstanding                                            6,562,287      13,524,915     10,587,099
   Net asset value per share                                   $     10.87    $      16.03   $      13.92
  A Shares:
   Net assets                                                  $ 3,987,914    $  5,711,147   $  1,159,972
   Shares outstanding                                              368,357         355,934         83,865
   Net asset value per share                                   $     10.83    $      16.05   $      13.83
   Maximum offering price per share                            $     11.22    $      16.63   $      14.33
  D Shares:
   Net assets                                                  $        --    $         --   $ 13,844,695
   Shares outstanding                                                   --              --        533,823
   Net asset value per share                                   $        --    $         --   $      25.93

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2007

BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
  SMALL-CAP     OPPORTUNITY   INTERNATIONAL   REAL ESTATE   MARYLAND BOND   INTERMEDIATE
  VALUE FUND        FUND           FUND           FUND           FUND       INCOME FUND
-------------- -------------- -------------- -------------- -------------- --------------
 $124,058,325  $  15,057,492   $317,368,421   $22,066,696    $94,279,459    $147,667,518
   22,977,294      2,625,320     85,721,259     8,015,275       (313,777)     (1,748,621)
 ------------  -------------   ------------   -----------    -----------    ------------
  147,035,619     17,682,812    403,089,680    30,081,971     93,965,682     145,918,897
           --             --        120,002            --             --              --
           --             --             38            --             --              --
           --             --      5,482,616       175,386             --         216,309
      193,047        200,000         50,000        68,000        771,199         376,408
           --             --        163,452            --             --              --
       79,620          7,019      1,753,791        18,125      1,260,664       1,147,811
       10,078         52,741         18,305         5,279          3,597           7,589
 ------------  -------------   ------------   -----------    -----------    ------------
  147,318,364     17,942,572    410,677,884    30,348,761     96,001,142     147,667,014
 ------------  -------------   ------------   -----------    -----------    ------------
       14,943            928        204,298         2,150             --              --
      438,522             --      2,653,859       123,374      3,158,018              --
           --             --     53,960,496            --             --              --
           --             --          5,213            --             --              --
      156,000            713        265,000        52,873        100,000              --
           --             --             --            --        275,257         664,477
      126,350          5,063        313,232        19,875          3,498          49,376
        2,358            614         17,585           777          1,199           2,948
        1,419            339          1,354           455            785           1,021
          118             16            289            20             77             119
       49,619         32,249         79,264        23,979         53,135          58,388
 ------------  -------------   ------------   -----------    -----------    ------------
      789,329         39,922     57,500,590       223,503      3,591,969         776,329
 ------------  -------------   ------------   -----------    -----------    ------------
 $146,529,035  $  17,902,650   $353,177,294   $30,125,258    $92,409,173    $146,890,685
 ============  =============   ============   ===========    ===========    ============
 $113,923,735  $ 142,284,291   $245,826,082   $21,538,762    $92,822,278    $150,380,949

      127,292        (57,502)     2,139,298       (32,893)            32          79,473
    9,500,714   (126,949,459)    19,475,656       604,114        (99,360)     (1,821,116)
   22,977,294      2,625,320     85,736,258     8,015,275       (313,777)     (1,748,621)
 ------------  -------------   ------------   -----------    -----------    ------------
 $146,529,035  $  17,902,650   $353,177,294   $30,125,258    $92,409,173    $146,890,685
 ============  =============   ============   ===========    ===========    ============
 $145,656,176  $  17,902,650   $353,177,294   $30,125,258    $92,409,173    $128,463,080
    9,268,317      1,164,369     19,964,445     1,943,406      8,979,019      12,284,125
 $      15.72  $       15.38   $      17.69   $     15.50    $     10.29    $      10.46
 $    872,859  $          --   $         --   $        --    $        --    $ 18,427,605
       55,693             --             --            --             --       1,792,022
 $      15.67  $          --   $         --   $        --    $        --    $      10.28
 $      16.24  $          --   $         --   $        --    $        --    $      10.65
 $         --  $          --   $         --   $        --    $        --    $         --
           --             --             --            --             --              --
 $         --  $          --   $         --   $        --    $        --    $         --

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
YEAR ENDED MAY 31, 2007

                                                        BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
                                                        GROWTH EQUITY   VALUE EQUITY    SMALL-CAP
                                                             FUND           FUND       GROWTH FUND
                                                        -------------- -------------- --------------
INVESTMENT INCOME
  Dividend income                                        $   528,871    $ 4,388,638    $   822,437
  Less: foreign taxes withheld                                    --        (48,881)            --
  Interest income                                                 --             --             --
  Securities lending income                                       --             --             --
                                                         -----------    -----------    -----------
Total Investment Income                                      528,871      4,339,757        822,437
                                                         -----------    -----------    -----------
EXPENSES
  Investment advisor fees                                    471,456      1,375,467      1,403,822
  Administrator fees                                          58,348        170,223        130,455
  Transfer agent fees:
    Institutional Shares                                       7,005          9,669         11,488
    A Shares                                                   4,712          4,910          6,555
    D Shares                                                      --             --         17,891
  Shareholder service fees:
    Institutional Shares                                      26,943         80,148         57,332
  Distribution fees:
    A Shares                                                  14,190         18,897          2,606
    D Shares                                                      --             --         33,330
  Custodian fees                                              15,329         30,630         27,744
  Accountant fees                                             12,221         21,259         24,032
  Registration fees                                           24,389         27,328         31,877
  Professional fees                                           53,266         54,404         55,543
  Trustees' fees and expenses                                  3,179          9,285          7,316
  Compliance services fees                                     8,369         14,395         12,254
  Miscellaneous expenses                                      15,132         31,461         27,179
                                                         -----------    -----------    -----------
Total Expenses                                               714,539      1,848,076      1,849,424
  Fees waived and expenses reimbursed                        (13,575)        (9,686)       (16,980)
                                                         -----------    -----------    -----------
Net Expenses                                                 700,964      1,838,390      1,832,444
                                                         -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)                                (172,093)     2,501,367     (1,010,007)
                                                         -----------    -----------    -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS)
  Net realized gain (loss) on:
    Investments                                            1,460,863      7,201,386     15,323,334
    Foreign currency transactions                                 --             --             --
                                                         -----------    -----------    -----------
  Net realized gain (loss)                                 1,460,863      7,201,386     15,323,334
                                                         -----------    -----------    -----------
  Net change in unrealized appreciation
   (depreciation) on:
    Investments                                           11,046,903     28,989,730     15,141,858
    Foreign currency translations                                 --             --             --
                                                         -----------    -----------    -----------
  Net change in unrealized appreciation (depreciation)    11,046,903     28,989,730     15,141,858
                                                         -----------    -----------    -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS)                                              12,507,766     36,191,116     30,465,192
                                                         -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS                                         $12,335,673    $38,692,483    $29,455,185
                                                         ===========    ===========    ===========

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
YEAR ENDED MAY 31, 2007

BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
  SMALL-CAP     OPPORTUNITY   INTERNATIONAL   REAL ESTATE   MARYLAND BOND   INTERMEDIATE
  VALUE FUND        FUND           FUND           FUND           FUND       INCOME FUND
-------------- -------------- -------------- -------------- -------------- --------------
 $ 2,706,721     $  182,070    $ 8,550,774     $  700,818     $   61,953     $  400,240
     (33,597)            --       (825,907)            --             --             --
          --             --         12,308             --      3,144,518      6,861,279
          --             --        249,013             --             --             --
 -----------     ----------    -----------     ----------     ----------     ----------
   2,673,124        182,070      7,986,188        700,818      3,206,471      7,261,519
 -----------     ----------    -----------     ----------     ----------     ----------
   1,258,207        173,047      3,200,501        202,573        424,888        502,676
     116,823         16,121        299,311         25,066         79,016        133,520
      11,421         21,083          7,791          1,936          2,049          7,795
       4,727             --             --             --             --         11,379
          --             --             --             --             --             --
      50,170          3,244        153,342         12,425         39,314         54,657
       2,278             --             --             --             --         42,201
          --             --             --             --             --             --
      25,250          8,426        119,760         12,635         12,953         23,924
      16,938          2,800         53,668          3,521          7,871         18,273
      26,104         19,482         16,912         14,290          3,678         12,344
      54,616         51,262         64,478         57,007         57,869         50,297
       6,452            940         16,610          1,351          4,395          7,459
      16,523          4,330         19,557          5,492          9,478         12,404
      24,445         40,560         59,122          7,786         38,090         34,287
 -----------     ----------    -----------     ----------     ----------     ----------
   1,613,954        341,295      4,011,052        344,082        679,601        911,216
     (15,523)       (81,724)        (9,321)          (137)       (74,967)        (3,404)
 -----------     ----------    -----------     ----------     ----------     ----------
   1,598,431        259,571      4,001,731        343,945        604,634        907,812
 -----------     ----------    -----------     ----------     ----------     ----------
   1,074,693        (77,501)     3,984,457        356,873      2,601,837      6,353,707
 -----------     ----------    -----------     ----------     ----------     ----------
   9,255,582      1,791,167     20,791,717      1,708,363        (98,728)       117,027
          --             --         14,291             --             --             --
 -----------     ----------    -----------     ----------     ----------     ----------
   9,255,582      1,791,167     20,806,008      1,708,363        (98,728)       117,027
 -----------     ----------    -----------     ----------     ----------     ----------
  10,974,549      1,743,425     31,709,989      3,504,833         95,038      1,430,084
          --             --        (14,462)            --             --             --
 -----------     ----------    -----------     ----------     ----------     ----------
  10,974,549      1,743,425     31,695,527      3,504,833         95,038      1,430,084
 -----------     ----------    -----------     ----------     ----------     ----------

  20,230,131      3,534,592     52,501,535      5,213,196         (3,690)     1,547,111
 -----------     ----------    -----------     ----------     ----------     ----------

 $21,304,824     $3,457,091    $56,485,992     $5,570,069     $2,598,147     $7,900,818
 ===========     ==========    ===========     ==========     ==========     ==========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               BROWN ADVISORY             BROWN ADVISORY
                                                                             GROWTH EQUITY FUND          VALUE EQUITY FUND
                                                                          ------------------------  --------------------------
                                                                           YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                                            MAY 31,      MAY 31,      MAY 31,       MAY 31,
                                                                              2007         2006         2007          2006
                                                                          -----------  -----------  ------------  ------------
OPERATIONS
  Net investment income (loss)                                            $  (172,093) $   (66,031) $  2,501,367  $  2,117,293
  Net realized gain (loss)                                                  1,460,863    1,152,974     7,201,386     7,314,539
  Net increase from reimbursement by affiliate for brokerage commissions           --           --            --            --
  Net change in unrealized appreciation (depreciation)                     11,046,903    1,402,536    28,989,730     1,278,157
                                                                          -----------  -----------  ------------  ------------
  Increase (Decrease) in Net Assets from Operations                        12,335,673    2,489,479    38,692,483    10,709,989
                                                                          -----------  -----------  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
   Institutional Shares                                                            --           --    (2,449,057)   (1,785,856)
   A Shares                                                                        --           --       (21,033)           --
  Net realized gain:
   Institutional Shares                                                            --           --    (6,070,687)   (8,448,097)
   A Shares                                                                        --           --      (133,705)           --
                                                                          -----------  -----------  ------------  ------------
Total Distributions to Shareholders                                                --           --    (8,674,482)  (10,233,953)
                                                                          -----------  -----------  ------------  ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
   Institutional Shares                                                    15,050,077   13,279,345    42,474,279    45,836,965
   A Shares                                                                 1,651,560    1,819,210     2,855,149     2,130,637
   D Shares                                                                        --           --            --            --
  Reinvestment of distributions:
   Institutional Shares                                                            --           --     6,254,854     8,496,462
   A Shares                                                                        --           --       150,719            --
  Redemption of shares:
   Institutional Shares                                                    (8,406,629)  (7,113,700)  (19,591,513)  (29,968,691)
   A Shares                                                                   (50,000)          --       (50,000)           --
   D Shares                                                                        --           --            --            --
  Redemption fees                                                                  --           --            --            --
                                                                          -----------  -----------  ------------  ------------
Increase (Decrease) from Capital Share Transactions                         8,245,008    7,984,855    32,093,488    26,495,373
                                                                          -----------  -----------  ------------  ------------
Increase (Decrease) in Net Assets                                          20,580,681   10,474,334    62,111,489    26,971,409
NET ASSETS
  Beginning of year                                                        54,762,553   44,288,219   160,425,813   133,454,404
                                                                          -----------  -----------  ------------  ------------
  End of year*                                                            $75,343,234  $54,762,553  $222,537,302  $160,425,813
                                                                          ===========  ===========  ============  ============
*Accumulated undistributed (distributions in excess of) net investment
 income                                                                   $   (34,378) $        --  $    665,507  $    634,230
                                                                          -----------  -----------  ------------  ------------
SHARE TRANSACTIONS
Sale of shares:
  Institutional Shares                                                      1,523,240    1,475,283     2,870,719     3,323,330
  A Shares                                                                    169,824      203,223       193,899       155,010
  D Shares                                                                         --           --            --            --
Reinvestment of distributions:
  Institutional Shares                                                             --        2,787       421,800       637,240
  A Shares                                                                         --           --        10,194            --
Redemption of Shares:
  Institutional Shares                                                       (860,264)    (790,991)   (1,331,030)   (2,169,097)
  A Shares                                                                     (4,690)          --        (3,169)           --
  D Shares                                                                         --           --            --            --
                                                                          -----------  -----------  ------------  ------------
Increase (Decrease) from Capital Share Transactions                           828,110      890,302     2,162,413     1,946,483
                                                                          ===========  ===========  ============  ============

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

      BROWN ADVISORY              BROWN ADVISORY              BROWN ADVISORY
   SMALL-CAP GROWTH FUND       SMALL-CAP VALUE FUND          OPPORTUNITY FUND
--------------------------  --------------------------  -------------------------
 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
  MAY 31,       MAY 31,       MAY 31,       MAY 31,       MAY 31,      MAY 31,
    2007          2006          2007          2006          2007         2006
------------  ------------  ------------  ------------  -----------  ------------
$ (1,010,007) $ (1,406,876) $  1,074,693  $    509,245  $   (77,501) $   (231,341)
  15,323,334    27,016,730     9,255,582     8,974,113    1,791,167   (32,533,743)
          --            --            --            --           --       542,900
  15,141,858   (13,369,548)   10,974,549     4,364,767    1,743,425    32,556,285
------------  ------------  ------------  ------------  -----------  ------------
  29,455,185    12,240,306    21,304,824    13,848,125    3,457,091       334,101
------------  ------------  ------------  ------------  -----------  ------------
          --            --      (714,901)     (567,115)          --            --
          --            --          (547)           --           --            --
          --            --    (5,974,426)   (6,361,400)          --            --
          --            --       (16,010)           --           --            --
------------  ------------  ------------  ------------  -----------  ------------
          --            --    (6,705,884)   (6,928,515)          --            --
------------  ------------  ------------  ------------  -----------  ------------
  21,469,924    29,791,537    30,091,683    31,866,352    1,494,214     6,302,148
     656,224       381,385       601,591       184,393           --            --
      68,327       235,691            --            --           --            --
          --            --     6,097,750     6,369,160           --            --
          --            --        16,279            --           --            --
 (22,981,029)  (24,990,380)  (19,058,706)  (16,162,620)  (5,699,042)   (8,428,168)
        (146)           --            --            --           --            --
  (2,865,092)   (3,019,033)           --            --           --            --
          --            --            --           359           --         1,090
------------  ------------  ------------  ------------  -----------  ------------
  (3,651,792)    2,399,200    17,748,597    22,257,644   (4,204,828)   (2,124,930)
------------  ------------  ------------  ------------  -----------  ------------
  25,803,393    14,639,506    32,347,537    29,177,254     (747,737)   (1,790,829)
 136,563,118   121,923,612   114,181,498    85,004,244   18,650,387    20,441,216
------------  ------------  ------------  ------------  -----------  ------------
$162,366,511  $136,563,118  $146,529,035  $114,181,498  $17,902,650  $ 18,650,387
============  ============  ============  ============  ===========  ============

$    (39,026) $         --  $    127,292  $         --  $   (57,502) $         --
------------  ------------  ------------  ------------  -----------  ------------
   1,776,169     2,646,403     2,071,010     2,273,549      116,000       480,159
      51,292        32,584        41,599        12,970           --            --
       3,025        11,297            --            --           --            --
          --            --       419,687       475,668           --            --
          --            --         1,124            --           --            --
  (1,929,991)   (2,240,164)   (1,313,504)   (1,154,875)    (437,981)     (643,792)
         (11)           --            --            --           --            --
    (126,247)     (142,705)           --            --           --            --
------------  ------------  ------------  ------------  -----------  ------------
    (225,763)      307,415     1,219,916     1,607,312     (321,981)     (163,633)
============  ============  ============  ============  ===========  ============

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                BROWN ADVISORY             BROWN ADVISORY
                                                                              INTERNATIONAL FUND          REAL ESTATE FUND
                                                                          --------------------------  ------------------------
                                                                           YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                            MAY 31,       MAY 31,       MAY 31,      MAY 31,
                                                                              2007          2006          2007         2006
                                                                          ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income (loss)                                            $  3,984,457  $  2,520,078  $   356,873  $   309,283
  Net realized gain (loss)                                                  20,806,008    16,914,754    1,708,363      940,826
  Net increase from reimbursement by affiliate for brokerage commissions            --            --           --           --
  Net change in unrealized appreciation (depreciation)                      31,695,527    37,012,865    3,504,833    1,693,056
                                                                          ------------  ------------  -----------  -----------
  Increase (Decrease) in Net Assets from Operations                         56,485,992    56,447,697    5,570,069    2,943,165
                                                                          ------------  ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
   Institutional Shares                                                     (3,118,824)   (1,976,782)    (650,687)    (722,997)
   A Shares                                                                         --            --           --           --
  Net realized gain:
   Institutional Shares                                                    (11,440,668)  (10,769,635)  (1,031,999)    (319,067)
   A Shares                                                                         --            --           --           --
                                                                          ------------  ------------  -----------  -----------
Total Distributions to Shareholders                                        (14,559,492)  (12,746,417)  (1,682,686)  (1,042,064)
                                                                          ------------  ------------  -----------  -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
   Institutional Shares                                                     54,133,104    59,590,163    7,134,722    3,850,268
   A Shares                                                                         --            --           --           --
  Reinvestment of distributions:
   Institutional Shares                                                     11,517,362    10,724,408    1,062,247      352,747
   A Shares                                                                         --            --           --           --
  Redemption of shares:
   Institutional Shares                                                    (42,109,347)  (21,996,616)  (3,328,878)  (4,987,048)
   A Shares                                                                         --            --           --           --
  Redemption fees                                                                   --            --           --           --
                                                                          ------------  ------------  -----------  -----------
Increase (Decrease) from Capital Share Transactions                         23,541,119    48,317,955    4,868,091     (784,033)
                                                                          ------------  ------------  -----------  -----------
Increase (Decrease) in Net Assets                                           65,467,619    92,019,235    8,755,474    1,117,068
NET ASSETS
  Beginning of year                                                        287,709,675   195,690,440   21,369,784   20,252,716
                                                                          ------------  ------------  -----------  -----------
  End of year*                                                            $353,177,294  $287,709,675  $30,125,258  $21,369,784
                                                                          ============  ============  ===========  ===========
*Accumulated undistributed (distributions in excess of) net investment
 income                                                                   $  2,139,298  $  1,259,374  $   (32,893) $  (413,714)
                                                                          ------------  ------------  -----------  -----------
SHARE TRANSACTIONS
Sale of shares:
  Institutional Shares                                                       3,367,088     4,052,625      467,104      296,912
  A Shares                                                                          --            --           --           --
Reinvestment of distributions:
  Institutional Shares                                                         702,403       770,992       68,431       28,385
  A Shares                                                                          --            --           --           --
Redemption of Shares:
  Institutional Shares                                                      (2,543,718)   (1,536,489)    (217,669)    (391,673)
  A Shares                                                                          --            --           --           --
                                                                          ------------  ------------  -----------  -----------
Increase (Decrease) from Capital Share Transactions                          1,525,773     3,287,128      317,866      (66,376)
                                                                          ============  ============  ===========  ===========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                  BROWN ADVISORY              BROWN ADVISORY
                MARYLAND BOND FUND       INTERMEDIATE INCOME FUND
            --------------------------  --------------------------
             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
              MAY 31,       MAY 31,       MAY 31,       MAY 31,
                2007          2006          2007          2006
            ------------  ------------  ------------  ------------
            $  2,601,837  $  2,187,284  $  6,353,707  $  4,959,904
                 (98,728)         (603)      117,027      (580,418)
                      --            --            --            --
                  95,038    (1,717,888)    1,430,084    (4,063,604)
            ------------  ------------  ------------  ------------
               2,598,147       468,793     7,900,818       315,882
            ------------  ------------  ------------  ------------
              (2,601,817)   (2,187,284)   (5,850,098)   (4,523,220)
                      --            --      (741,532)     (611,028)
                      --       (16,721)           --            --
                      --            --            --            --
            ------------  ------------  ------------  ------------
              (2,601,817)   (2,204,005)   (6,591,630)   (5,134,248)
            ------------  ------------  ------------  ------------
              52,340,830    35,018,110    69,604,612    55,205,235
                      --            --     5,411,030     1,787,799
                 185,240       143,381       645,454       316,102
                      --            --       522,543       433,353
             (42,231,705)  (25,288,660)  (54,536,184)  (36,245,207)
                      --            --    (3,155,408)   (2,901,748)
                      --            --            --         5,712
            ------------  ------------  ------------  ------------
              10,294,365     9,872,831    18,492,047    18,601,246
            ------------  ------------  ------------  ------------
              10,290,695     8,137,619    19,801,235    13,782,880
              82,118,478    73,980,859   127,089,450   113,306,570
            ------------  ------------  ------------  ------------
            $ 92,409,173  $ 82,118,478  $146,890,685  $127,089,450
            ============  ============  ============  ============

            $         32  $         12  $     79,473  $    237,801
            ------------  ------------  ------------  ------------
               5,056,457     3,373,106     6,636,028     5,226,571
                      --            --       522,624       171,961
                  17,904        13,818        61,400        30,017
                      --            --        50,576        41,723
              (4,081,401)   (2,436,867)   (5,186,970)   (3,447,303)
                      --            --      (305,369)     (277,385)
            ------------  ------------  ------------  ------------
                 992,960       950,057     1,778,289     1,745,584
            ============  ============  ============  ============

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                   Selected Data For A Single Share
                                --------------------------------------------------------------------------------------------
                                                                                          Distributions
                                                                                --------------------------------
                                Net Asset    Net            Net                                         Total
                                  Value   Investment    Realized and Total from  From Net  From Net Distributions
                                Beginning   Income       Unrealized  Investment Investment Realized      to       Redemption
                                of Period   (Loss)      Gain (Loss)  Operations   Income    Gains   Shareholders   Fees (b)
------------------------------  --------- ----------    ------------ ---------- ---------- -------- ------------- ----------
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
May 31, 2007
  Institutional Shares           $ 8.97     (0.02)(b)       1.92        1.90         --        --          --         --
  A Shares                         8.98     (0.08)(b)       1.93        1.85         --        --          --         --
May 31, 2006
  Institutional Shares             8.50     (0.01)(b)       0.48        0.47         --        --          --         --
  A Shares (f)                     8.94        --(b)(g)     0.04        0.04         --        --          --         --
May 31, 2005
  Institutional Shares             8.33      0.03(b)        0.17        0.20      (0.03)       --       (0.03)        --
May 31, 2004
  Institutional Shares (h)         7.22        --(g)        1.12        1.12      (0.01)       --       (0.01)        --(g)
May 31, 2003
  Institutional Shares (i)         7.58      0.03          (0.35)      (0.32)     (0.04)       --       (0.04)        --
  A Shares (h)                     6.96        --           0.25        0.25         --        --          --         --

-----------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
May 31, 2007
  Institutional Shares           $13.69      0.20(b)        2.85        3.05      (0.20)    (0.51)      (0.71)        --
  A Shares                        13.68      0.12(b)        2.85        2.97      (0.09)    (0.51)      (0.60)        --
May 31, 2006
  Institutional Shares            13.66      0.21(b)        0.88        1.09      (0.17)    (0.89)      (1.06)        --
  A Shares (f)                    13.96      0.05(b)       (0.33)      (0.28)        --        --          --         --
May 31, 2005
  Institutional Shares            13.44      0.14(b)        1.00        1.14      (0.12)    (0.80)      (0.92)        --
May 31, 2004
  Institutional Shares (j)        12.86      0.04           0.56        0.60      (0.02)       --       (0.02)        --(g)
December 31, 2003
  Institutional Shares (f) (k)    10.00      0.07           3.38        3.45      (0.07)    (0.52)      (0.59)        --

-----------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
May 31, 2007
  Institutional Shares           $11.38     (0.08)(b)       2.62        2.54         --        --          --         --
  A Shares                        11.37     (0.14)(b)       2.60        2.46         --        --          --         --
  D Shares                        21.28     (0.24)(b)       4.89        4.65         --        --          --         --
May 31, 2006
  Institutional Shares            10.32     (0.11)(b)       1.17        1.06         --        --          --         --
  A Shares (f) (l)                12.11     (0.02)(b)      (0.72)      (0.74)        --        --          --         --
  D Shares                        19.38     (0.31)(b)       2.21        1.90         --        --          --         --
May 31, 2005
  Institutional Shares            10.11     (0.12)(b)       0.33        0.21         --        --          --         --(g)
  A Shares                        19.09     (0.28)(b)       0.57        0.29         --        --          --         --(g)
May 31, 2004
  Institutional Shares             7.99     (0.14)          2.26        2.12         --        --          --         --(g)
  A Shares (m)                    15.06     (0.30)          4.33        4.03         --        --          --         --
May 31, 2003
  Institutional Shares (n)         8.26     (0.09)         (0.18)      (0.27)        --        --          --         --(g)
  A Shares (f)                    11.18     (0.18)          4.06        3.88         --        --          --         --
  B Shares (m)                    10.56     (0.17)          3.79        3.62         --        --          --         --

-----------------------------------------------------------------------------------------------------------------------------

                                ----------


                                Net Asset
                                  Value
                                 End of
                                 Period
------------------------------  ---------
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
May 31, 2007
  Institutional Shares           $10.87
  A Shares                        10.83
May 31, 2006
  Institutional Shares             8.97
  A Shares (f)                     8.98
May 31, 2005
  Institutional Shares             8.50
May 31, 2004
  Institutional Shares (h)         8.33
May 31, 2003
  Institutional Shares (i)         7.22
  A Shares (h)                     7.21

-----------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
May 31, 2007
  Institutional Shares           $16.03
  A Shares                        16.05
May 31, 2006
  Institutional Shares            13.69
  A Shares (f)                    13.68
May 31, 2005
  Institutional Shares            13.66
May 31, 2004
  Institutional Shares (j)        13.44
December 31, 2003
  Institutional Shares (f) (k)    12.86

-----------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
May 31, 2007
  Institutional Shares           $13.92
  A Shares                        13.83
  D Shares                        25.93
May 31, 2006
  Institutional Shares            11.38
  A Shares (f) (l)                11.37
  D Shares                        21.28
May 31, 2005
  Institutional Shares            10.32
  A Shares                        19.38
May 31, 2004
  Institutional Shares            10.11
  A Shares (m)                    19.09
May 31, 2003
  Institutional Shares (n)         7.99
  A Shares (f)                    15.06
  B Shares (m)                    14.18

-----------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                                      Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
                                            Ratios to Average Net Assets (a)
                                     ---------------------------------------------
                      Net Assets at
                           End
                        of Period    Net Investment                                     Portfolio
Total Return (c) (d) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (e) Turnover Rate (d)
-------------------- --------------- -------------- ------------ ------------------ -----------------
       21.18%           $ 71,355         (0.25)%        1.09%            1.09%             29%
       20.60%              3,988         (0.77)%        1.60%            2.07%             29%
        5.53%             52,938         (0.13)%        1.09%            1.11%             38%
        0.45%              1,825         (0.51)%        1.49%            7.00%             38%
        2.45%             44,288          0.41%         0.98%            1.09%             40%
       15.52%             44,709          0.03%         1.00%            1.21%             32%
       (4.16)%            34,067          0.50%         0.73%            1.29%             42%
        3.59%                 10          0.14%         1.25%         1477.65%             42%

-----------------------------------------------------------------------------------------------------
       22.85%           $216,826          1.38%         0.99%            0.99%             39%
       22.14%              5,711          0.81%         1.60%            1.86%             39%
        8.26%            158,306          1.51%         0.99%            0.99%             75%
       (2.01)%             2,120          4.11%         1.56%            4.84%             75%
        8.67%            133,454          1.04%         0.99%            1.03%             78%
        4.69%             95,117          0.82%         1.00%            1.09%             33%
       34.79%             66,555          1.04%         1.00%            1.49%             71%

-----------------------------------------------------------------------------------------------------
       22.32%           $147,362         (0.68)%        1.27%            1.27%             65%
       21.64%              1,160         (1.12)%        1.85%            5.11%             65%
       21.85%             13,845         (1.06)%        1.63%            1.63%             65%
       10.27%            122,211         (1.01)%        1.25%            1.26%             80%
       (6.11)%               370         (1.55)%        1.80%           11.69%             80%
        9.80%             13,982         (1.44)%        1.68%            1.69%             80%
        2.08%            106,643         (1.19)%        1.23%            1.25%             22%
        1.52%             15,281         (1.49)%        1.53%            1.80%             22%
       26.53%            112,594         (1.21)%        1.23%            1.24%             25%
       26.76%             18,846         (1.49)%        1.50%            1.81%             25%
       (3.27)%           103,357         (1.20)%        1.25%            1.28%             33%
       34.70%             16,625         (1.46)%        1.50%            1.95%             33%
       34.28%              1,409         (1.96)%        2.00%            4.95%             33%

-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                        Selected Data For A Single Share
                                --------------------------------------------------------------------------------------------
                                                                                               Distributions
                                                                                -------------------------------------------
                                Net Asset    Net            Net                                                    Total
                                  Value   Investment    Realized and Total from  From Net  From Net    From    Distributions
                                Beginning   Income       Unrealized  Investment Investment Realized  Return of      to
                                of Period   (Loss)      Gain (Loss)  Operations   Income    Gains     Capital  Shareholders
------------------------------  --------- ----------    ------------ ---------- ---------- --------  --------- -------------
BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
May 31, 2007
  Institutional Shares (o)       $14.09      0.12(b)        2.30        2.42      (0.08)    (0.71)        --       (0.79)
  A Shares                        14.08      0.04(b)        2.28        2.32      (0.02)    (0.71)        --       (0.73)
May 31, 2006
  Institutional Shares (o)        13.08      0.07(b)        1.94        2.01      (0.09)    (0.91)        --       (1.00)
  A Shares (f)                    14.94        --(b)(g)    (0.86)      (0.86)        --        --         --          --
May 31, 2005
  Institutional Shares (o)        11.31      0.07(b)        2.07        2.14      (0.06)    (0.31)        --       (0.37)
May 31, 2004
  Institutional Shares (o)        10.00     (0.01)          1.32        1.31         --        --(g)      --          --

-----------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY OPPORTUNITY FUND
Year/Period Ended
May 31, 2007
  Institutional Shares           $12.55     (0.06)(b)       2.89        2.83         --        --         --          --
May 31, 2006
  Institutional Shares            12.39     (0.16)(b)       0.32        0.16         --        --         --          --
May 31, 2005 (q) (u)              12.49     (0.16)(b)       0.06(r)    (0.10)        --        --         --          --
May 31, 2004 (q) (u)               9.85     (0.22)          2.86        2.64         --        --         --          --
May 31, 2003 (q) (u)              10.20     (0.11)         (0.24)      (0.35)        --        --         --          --

-----------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
May 31, 2007
  Institutional Shares           $15.60      0.20(b)        2.63        2.83      (0.16)    (0.58)        --       (0.74)
May 31, 2006
  Institutional Shares            12.92      0.15(b)        3.35        3.50      (0.13)    (0.69)        --       (0.82)
May 31, 2005
  Institutional Shares            13.69      0.21(b)        1.34        1.55      (0.19)    (2.13)        --       (2.32)
May 31, 2004
  Institutional Shares (j)        13.48      0.09           0.13        0.22      (0.01)       --         --       (0.01)
December 31, 2003
  Institutional Shares (f) (s)    10.00      0.15           3.96        4.11      (0.17)    (0.46)        --       (0.63)

-----------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY REAL ESTATE FUND
Year/Period Ended
May 31, 2007
  Institutional Shares           $13.15      0.20(b)        3.11        3.31      (0.36)    (0.60)        --       (0.96)
May 31, 2006
  Institutional Shares            11.97      0.19(b)        1.66        1.85      (0.46)    (0.21)        --       (0.67)
May 31, 2005
  Institutional Shares            10.10      0.34(b)        2.03        2.37      (0.43)       --      (0.07)      (0.50)
May 31, 2004
  Institutional Shares (f)        10.00      0.21           0.03        0.24      (0.14)       --         --       (0.14)

-----------------------------------------------------------------------------------------------------------------------------

                                ---------------------


                                           Net Asset
                                             Value
                                Redemption  End of
                                 Fees (b)   Period
------------------------------  ---------- ---------
BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
May 31, 2007
  Institutional Shares (o)          --      $15.72
  A Shares                          --       15.67
May 31, 2006
  Institutional Shares (o)          --(g)    14.09
  A Shares (f)                      --(g)    14.08
May 31, 2005
  Institutional Shares (o)          --       13.08
May 31, 2004
  Institutional Shares (o)          --(g)    11.31

----------------------------------------------------
BROWN ADVISORY OPPORTUNITY FUND
Year/Period Ended
May 31, 2007
  Institutional Shares              --      $15.38
May 31, 2006
  Institutional Shares              --       12.55
May 31, 2005 (q) (u)                --(g)    12.39
May 31, 2004 (q) (u)                --(g)    12.49
May 31, 2003 (q) (u)                --(g)     9.85

----------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
May 31, 2007
  Institutional Shares              --      $17.69
May 31, 2006
  Institutional Shares              --       15.60
May 31, 2005
  Institutional Shares              --       12.92
May 31, 2004
  Institutional Shares (j)          --(g)    13.69
December 31, 2003
  Institutional Shares (f) (s)      --(g)    13.48

----------------------------------------------------
BROWN ADVISORY REAL ESTATE FUND
Year/Period Ended
May 31, 2007
  Institutional Shares              --      $15.50
May 31, 2006
  Institutional Shares              --       13.15
May 31, 2005
  Institutional Shares              --       11.97
May 31, 2004
  Institutional Shares (f)          --(g)    10.10

----------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                                      Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
                                            Ratios to Average Net Assets (a)
                                     ---------------------------------------------
                      Net Assets at
                           End
                        of Period    Net Investment                                     Portfolio
Total Return (c) (d) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (e) Turnover Rate (d)
-------------------- --------------- -------------- ------------ ------------------ -----------------
       17.71%           $145,656          0.86%         1.27%           1.27%               58%
       16.96%                873          0.30%         1.85%           5.22%               58%
       15.79%            113,999          0.50%         1.26%           1.28%               48%
       (5.76)%               182         (0.29)%        1.80%          41.84%               48%
       19.09%             85,004          0.58%         1.23%           1.35%               57%
       13.13%             39,779         (0.33)%        1.25%           2.04%               33%

-----------------------------------------------------------------------------------------------------
       22.55%           $ 17,903         (0.45)%        1.50%           1.97%              118%
        1.29%(p)          18,650         (1.15)%        1.50%           1.75%               96%
       (0.80)%            20,442         (1.31)%        1.50%           1.50%               16%
       26.80%             29,747         (1.48)%        1.50%           1.50%               61%
       (3.43)%            31,648         (1.43)%        1.50%           1.50%               51%

-----------------------------------------------------------------------------------------------------
       18.62%           $353,177          1.24%         1.24%           1.24%               33%
       27.89%            287,710          1.06%         1.31%           1.31%               35%
       11.44%            195,690          1.56%         1.33%           1.36%               78%
        1.63%            125,796          1.51%         1.25%           1.30%               39%
       41.77%            119,655          1.35%         1.25%           1.37%               66%

-----------------------------------------------------------------------------------------------------
       25.41%           $ 30,125          1.32%         1.27%           1.27%               32%
       15.76%             21,370          1.51%         1.24%           1.34%               45%
       23.88%             20,253          3.05%         0.98%           1.47%               10%
        2.34%             13,861          5.23%         1.00%           4.52%               15%

-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                             Selected Data For A Single Share
                            ---------------------------------------------------------------------------------------------------
                                                                                        Distributions
                                                                         -----------------------------------------
                            Net Asset    Net         Net                                         Total                Net Asset
                              Value   Investment Realized and Total from  From Net  From Net Distributions              Value
                            Beginning   Income    Unrealized  Investment Investment Realized      to       Redemption  End of
                            of Period   (Loss)   Gain (Loss)  Operations   Income    Gains   Shareholders   Fees (b)   Period
--------------------------  --------- ---------- ------------ ---------- ---------- -------- ------------- ---------- ---------
BROWN ADVISORY MARYLAND BOND FUND
Year/Period Ended
May 31, 2007
  Institutional Shares       $10.28      0.32(b)     0.01        0.33      (0.32)      --        (0.32)        --      $10.29
May 31, 2006
  Institutional Shares        10.51      0.29(b)    (0.23)       0.06      (0.29)      --        (0.29)        --       10.28
May 31, 2005
  Institutional Shares        10.44      0.30(b)     0.07        0.37      (0.30)      --(g)     (0.30)        --       10.51
May 31, 2004
  Institutional Shares (t)    10.85      0.29       (0.41)      (0.12)     (0.29)      --        (0.29)        --       10.44
May 31, 2003
  Institutional Shares (i)    10.29      0.34        0.56        0.90      (0.34)      --        (0.34)        --       10.85
  A Shares                    10.64      0.03        0.21        0.24      (0.03)      --        (0.03)        --       10.85

-------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
May 31, 2007
  Institutional Shares       $10.36      0.47(b)     0.11        0.58      (0.48)      --        (0.48)        --      $10.46
  A Shares                    10.19      0.43(b)     0.11        0.54      (0.45)      --        (0.45)        --       10.28
May 31, 2006
  Institutional Shares        10.76      0.43(b)    (0.39)       0.04      (0.44)      --        (0.44)        --(g)    10.36
  A Shares                    10.59      0.39(b)    (0.38)       0.01      (0.41)      --        (0.41)        --       10.19
May 31, 2005
  Institutional Shares        10.71      0.41(b)     0.06        0.47      (0.42)      --        (0.42)        --       10.76
  A Shares                    10.55      0.37(b)     0.06        0.43      (0.39)      --        (0.39)        --       10.59
May 31, 2004 (j)
  Institutional Shares        10.92      0.18       (0.19)      (0.01)     (0.20)      --        (0.20)        --(g)    10.71
  A Shares                    10.76      0.16       (0.18)      (0.02)     (0.19)      --        (0.19)        --       10.55
December 31, 2003
  Institutional Shares        10.92      0.41        0.01        0.42      (0.42)      --        (0.42)        --       10.92
  A Shares                    10.76      0.40       (0.02)       0.38      (0.38)      --        (0.38)        --       10.76
December 31, 2002
  Institutional Shares        10.65      0.52(b)     0.25(b)     0.77      (0.50)      --        (0.50)        --       10.92
  A Shares                    10.49      0.49(b)     0.25(b)     0.74      (0.47)      --        (0.47)        --       10.76
December 31, 2001
  Institutional Shares        10.42      0.60        0.25        0.85      (0.62)      --        (0.62)        --       10.65
  A Shares                    10.28      0.56        0.25        0.81      (0.60)      --        (0.60)        --       10.49

-------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                                      Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------
                                            Ratios to Average Net Assets (a)
                                     ---------------------------------------------
                      Net Assets at
                           End
                        of Period    Net Investment                                     Portfolio
Total Return (c) (d) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (e) Turnover Rate (d)
-------------------- --------------- -------------- ------------ ------------------ -----------------
        3.21%           $ 92,409          3.06%         0.71%           0.80%               6%
        0.65%             82,118          2.83%         0.80%           0.80%               8%
        3.58%             73,981          2.80%         0.75%           0.81%               5%
       (1.10)%            69,829          2.73%         0.75%           0.84%               6%
        8.93%             66,672          3.23%         0.48%           0.84%               5%
        2.23%                102          2.22%         1.00%          24.97%               5%

-----------------------------------------------------------------------------------------------------
        5.72%           $128,463          4.46%         0.60%           0.60%              25%
        5.39%             18,428          4.16%         0.90%           0.90%              25%
        0.42%            111,564          4.09%         0.60%           0.61%              33%
        0.06%             15,525          3.71%         0.97%           0.97%              33%
        4.31%             96,484          3.77%         0.60%           0.64%              39%
        4.09%             16,823          3.48%         0.88%           1.07%              39%
       (0.01)%            69,251          3.90%         0.60%           0.64%              14%
       (0.20)%            18,971          3.64%         0.85%           1.08%              14%
        3.91%             66,533          3.77%         0.48%           0.61%              69%
        3.59%             20,309          3.52%         0.73%           1.03%              69%
        7.43%             78,309          4.84%         0.45%           0.61%              40%
        7.24%             30,565          4.59%         0.70%           0.91%              40%
        8.36%             50,160          5.60%         0.45%           0.65%              47%
        8.03%             38,290          5.36%         0.70%           0.90%              47%

-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

(a)Annualized for periods less than one year.
(b)Calculated based on average shares outstanding during the period.
(c)Total return does not include the effects of sales charges for A Shares.
(d)Not annualized for periods less than one year.
(e)Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)See Note 1 for dates of commencement of operations.
(g)Less than $0.01 per share.
(h)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 13.73%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.13% and 1.24%, respectively.
(i)Shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.
(j)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(k)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period February 17, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return for A Shares was 40.69%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 10.83% and 1.25%, respectively.
(l)Shares issued and outstanding as of April 25, 2006 were reclassified as D Shares.
(m)Effective December 31, 2003, B Shares were reclassified as A Shares. For the period June 1, 2003 through December 31, 2003, total return for B Shares was 24.33%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 3.91% and 1.99%, respectively.
(n)Shares issued and outstanding as of July 17, 2002 were reclassified as Institutional Shares.
(o)Shares issued and outstanding as of April 25, 2006 were reclassified as Institutional Shares.
(p)The Fund's total return calculation includes a reimbursement by an affiliate. Excluding the effect of this payment from the Fund's ending net assets value per share, total return for the year ended May 31, 2006 would have been -1.67%.
(q)Period audited by other auditors.
(r)The amount shown for the year ended May 31, 2005 for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
(s)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period January 28, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return for A Shares was 41.38%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 14.26% and 1.50%, respectively.
(t)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 0.03%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 8.31% and 0.99%, respectively.
(u)Financial information is that of Predecessor Fund.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2007

NOTE 1. ORGANIZATION

The Brown Advisory Growth Equity Fund ("Growth Equity Fund"), Brown Advisory Value Equity Fund ("Value Equity Fund"), Brown Advisory Small-Cap Growth Fund ("Small-Cap Growth Fund"), Brown Advisory Small-Cap Value Fund ("Small-Cap Value Fund"), Brown Advisory Opportunity Fund ("Opportunity Fund"), Brown Advisory International Fund ("International Fund") and Brown Advisory Intermediate Income Fund ("Intermediate Income Fund") (individually a "Fund," and collectively, the "Funds") are each a diversified series of Forum Funds (the "Trust"). Brown Advisory Real Estate Fund ("Real Estate Fund") and Brown Advisory Maryland Bond Fund ("Maryland Bond Fund") (individually a "Fund," and collectively, the "Funds") are each a non-diversified series of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of a Fund's shares of beneficial interest without par value.

On December 30, 2005, Opportunity Fund acquired all of the net assets of The Nevis Fund, Inc., another mutual fund (the "Predecessor Fund"), in a tax-free reorganization. The Predecessor Fund maintained substantially similar investment objective and policies as that of the Opportunity Fund. The Opportunity Fund is a continuation of the Predecessor Fund and, therefore, the Opportunity Fund's financial information for the periods prior to December 30, 2005 is that of the Predecessor Fund.

The Funds commenced operations as follows:

                                      COMMENCEMENT OF OPERATIONS
                               ------------------------------------
                               INSTITUTIONAL      A             D
                                  SHARES        SHARES        SHARES
                               ------------- --------      --------
        Growth Equity Fund       06/28/99     4/25/06            --
        Value Equity Fund        01/28/03     4/25/06            --
        Small-Cap Growth Fund    06/28/99     4/25/06/(1)/ 09/20/02/(1)/
        Small-Cap Value Fund     10/31/03     4/25/06            --
        Opportunity Fund         06/29/98          --/(2)/       --
        International Fund       01/28/03          --            --
        Real Estate Fund         12/10/03          --            --
        Maryland Bond Fund       12/21/00          --            --
        Intermediate Bond Fund   11/02/95    05/13/91            --

---------------------
/(1)/On April 25, 2006, all issued and outstanding A Shares were renamed as D
     Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares. A Shares of Small-Cap Growth Fund is a newly created Fund class.
/(2)/Not currently available for purchase.

A Shares generally provide for a front-end sales charge.

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund is to achieve capital

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2007

appreciation. The investment objective of Small-Cap Value Fund and Opportunity Fund is to achieve long-term capital appreciation. International Fund's investment objective is to seek maximum long-term total return consistent with reasonable risk to principal. Real Estate Fund seeks to produce a high level of current income as its primary investment objective and achieve capital appreciation as its secondary investment objective. Maryland Bond Fund's investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund's investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principals"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Exchange-traded options for which there was no sales reported that day are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open end mutual funds are valued at net asset value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Any short-term instruments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Advisor or a Sub-Advisor believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2007

and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. The Funds estimate components of distributions from real estate investment trusts ("REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

FOREIGN CURRENCY - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The International Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

OPTIONS - When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

RESTRICTED SECURITIES - Each Fund, except the International Fund, may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Funds is included in the Schedule of Investments.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2007


SECURITIES LENDING - The International Fund lends portfolio securities from time to time in order to earn additional income. The International Fund receives collateral in the form of securities, letters of credit and/or cash against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at year end are disclosed on the International Fund's Statement of Assets & Liabilities. Income earned from securities lending activity is separately reported on the Statement of Operations.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid quarterly for Growth Equity Fund, Value Equity Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Opportunity Fund, International Fund and Real Estate Fund. For Maryland Bond Fund and Intermediate Income Fund distributions are declared daily and paid monthly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series or class are allocated among the respective series or class in an equitable manner.

The Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FAS 109 ("FIN 48"), which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2007

benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management of the Fund does not anticipate any material impact to the Fund as a result of the adoption of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Funds' financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR - Brown Investment Advisory, Incorporated (the "Advisor" or "Brown"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company ("BIAT"), is the investment advisor of each Fund. The Advisor does business under the name of Brown Advisory, Inc. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from each Fund at an annual rate of the Fund's average annual daily net assets as follows:

                                             ANNUAL ADVISORY
                    FUND                           FEE
                    ----                     ---------------
                    Growth Equity Fund            0.75%
                    Value Equity Fund             0.75%
                    Small-Cap Growth Fund         1.00%
                    Small-Cap Value Fund          1.00%
                    Opportunity Fund              1.00%/(1)/
                    International Fund            1.05%/(2)/
                    Real Estate Fund              0.75%
                    Maryland Bond Fund            0.50%
                    Intermediate Income Fund      0.35%

---------------------
/(1)/Prior to October 1, 2005 Nevis Capital Management LLC ("Nevis") was the investment advisor to the predecessor of the Opportunity Fund and received an annual fee equal to 1.50% of the Funds average daily net assets. Effective October 1, 2005, Brown was appointed the investment advisor. The Advisor has contractually agreed to waive its fee and/or reimburse Fund expenses of the Opportunity Fund to the extent that the total annual operating expenses exceed 1.50% of average daily net assets through September 30, 2007.
/(2)/This fee includes an advisory fee of 1.00% of the average daily net assets of the Fund plus up to 0.05% of the average daily net assets of the Fund for reimbursement of consulting services costs.

The sub-advisory fee, calculated as a percentage of the Fund's average daily net assets, is paid by the Adviser.

DISTRIBUTION - Foreside Fund Services, LLC serves as the Funds' distributor (the "Distributor"). The Distributor is not affiliated with the Advisor, Citigroup or its affiliated companies. The Distributor receives and may re-allow to certain institutions the sales charge paid on purchases of a Fund's A Shares. Prior to the cessation of the public offering of D Shares of Small-Cap Growth Fund, the Distributor received and re-allowed the sales charge paid on purchases of D Shares to certain institutions.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2007


Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act ("Distribution Plan"), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.50% of the average daily net assets of A Shares for each Fund (0.25% for A Shares of Opportunity Fund and Intermediate Income Fund) and 0.25% of the average daily net assets of D Shares. With respect to A Shares, up to 0.25% of average daily net assets can be used to pay for shareholder services. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution or service activity.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.05% of the average daily net assets of each Fund's Institutional Shares for shareholder services provided to the Funds by financial institutions, including the Advisor.

For the year ended May 31, 2007, the Distributor retained $32,494, $51,063, $8,856, $17,406 and $29,486 of the front-end sales charges assessed on the sale of A Shares of Growth Equity Fund, Value Equity Fund, Small-Cap Growth Fund, Small-Cap Value Fund and Intermediate Income Fund, respectively. For the year ended May 31, 2007, the Distributor did not retain any commissions from contingent deferred sales charge assessed on redemptions of A Shares for Small-Cap Growth Fund.

OTHER SERVICE PROVIDERS - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting and transfer agency services to each Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Funds. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership in the Distributor.

BIAT, the parent company of the Advisor, is the custodian (the "Custodian") for each Fund except International Fund and Intermediate Income Fund and safeguards and controls each Fund's cash and securities, and determines income and collects interest on Fund investments. The Custodian may employ sub-custodians to provide custody of each Fund's domestic and foreign assets.

For its services, BIAT receives a fee of 0.01% of each Fund's first $1 billion in assets; 0.0075% on Fund assets of $1-2 billion; 0.0050% on Fund assets of $2-6 billion and 0.0025% on Fund assets greater than $6 billion. Each Fund also pays an annual maintenance fee of $3,600, plus certain other transaction fees.

Citibank, N.A. provides custody services to the International Fund and Intermediate Income Fund.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2007


NOTE 4. FEE WAIVERS AND EXPENSE REIMBURSEMENTS

During the year, the Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through September 30, 2007 to limit total annual operating expenses for Growth Equity Fund A Shares and Value Equity Fund A Shares to 1.60%, Small-Cap Growth Fund A Shares and Small-Cap Value Fund A Shares to 1.85%, Opportunity Fund Institutional Shares to 1.50% and Real Estate Fund Institutional Shares to 1.35% for each of the class' average daily net assets. Other service providers for the Funds have voluntarily agreed to waive a portion of their fees. Voluntary waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended May 31, 2007, fees waived and expenses reimbursed were as follows:

                                   INVESTMENT
                                    ADVISOR                TOTAL FEES
                                   WAIVED AND      OTHER   WAIVED AND
                                   REIMBURSED FCS  WAIVED  REIMBURSED
                                   ---------- ---- ------- ----------
          Growth Equity Fund        $    --   $196 $13,379  $13,575
          Value Equity Fund              --     --   9,686    9,686
          Small-Cap Growth Fund          --     --  16,980   16,980
          Small-Cap Value Fund           --    176  15,347   15,523
          Opportunity Fund           79,708    114   1,902   81,724
          International Fund             --      4   9,317    9,321
          Real Estate Fund               --    137      --      137
          Maryland Bond Fund         74,879     88      --   74,967
          Intermediate Income Fund       --     --   3,404    3,404

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended May 31, 2007, were as follows:

                             NON US GOVERNMENT          US GOVERNMENT
                                OBLIGATIONS              OBLIGATIONS
     -                   ------------------------- -----------------------
                          PURCHASES      SALES      PURCHASES     SALES
                         ------------ ------------ ----------- -----------
     Growth Equity       $ 25,187,813 $ 17,729,378 $        -- $        --
     Value Equity          94,743,748   69,167,469          --          --
     Small-Cap Growth      91,106,538   98,688,254          --          --
     Small-Cap Value       82,179,762   71,117,672          --          --
     Opportunity           19,664,288   23,828,133          --          --
     International        127,518,280  102,824,712          --          --
     Real Estate           12,228,358    8,298,373          --          --
     Maryland Bond         16,979,275    4,865,935          --          --
     Intermediate Income   10,718,237   11,267,715  34,541,405  22,117,238

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2007


NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of May 31, 2007, distributable earnings (accumulated losses) on a tax basis were as follows:

                         UNDISTRIBUTED UNDISTRIBUTED UNDISTRIBUTED                  UNREALIZED
                          TAX EXEMPT     ORDINARY      LONG-TERM    CAPITAL AND    APPRECIATION
                            INCOME        INCOME         GAIN       OTHER LOSSES  (DEPRECIATION)     TOTAL
                         ------------- ------------- ------------- -------------  -------------- -------------
Growth Equity Fund         $     --     $       --    $        --  $  (5,553,467)  $17,188,132   $  11,634,665
Value Equity Fund                --      2,176,361      5,534,301             --    37,818,043      45,528,705
Small-Cap Growth Fund            --             --             --     (7,825,328)   43,099,055      35,273,727
Small-Cap Value Fund             --      3,193,328      6,287,298             --    23,162,427      32,643,053
Opportunity Fund                 --             --             --   (126,924,717)    2,600,578    (124,324,139)
International Fund               --      5,293,238     16,369,782         (4,770)   85,735,606     107,393,856
Real Estate Fund                 --             --        619,894             --     7,999,495       8,619,389
Maryland Bond Fund          315,107             --             --        (99,360)     (313,777)        (98,030)
Intermediate Income Fund         --        778,054             --     (1,821,116)   (1,748,621)     (2,791,683)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales. For the Intermediate Income Fund the differences are primarily the result of pay-down transactions on securities acquired at a premium.

As of May 31, 2007, the capital loss carryovers available to offset future capital gains are as follows:

                 EXPIRING  EXPIRING    EXPIRING    EXPIRING    EXPIRING   EXPIRING  EXPIRING   EXPIRING
                   2008      2009        2010        2011        2012       2013      2014       2015
                 -------- ----------- ----------- ----------- ----------- -------- ----------- --------
Growth Equity
  Fund           $     -- $        -- $        -- $ 2,869,043 $ 2,684,424 $     -- $        -- $     --
Small-Cap
  Growth Fund          --          --          --          --   7,825,328       --          --       --
Opportunity Fund       --  14,711,506  20,954,523  35,701,503  22,992,793  458,257  32,106,135       --
Maryland Bond
  Fund                 --          --          --          --          --       --               74,696
Intermediate
  Income Fund     764,387          --          --          --          --       --     489,245  566,454

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2007


The tax character of distributions paid during 2007 and 2006 were as follows:

                                                                    LONG-TERM CAPITAL
                       TAX EXEMPT INCOME      ORDINARY INCOME          GAIN (LOSS)      RETURN OF CAPITAL
                     --------------------- ---------------------- --------------------- -----------------
                        2007       2006       2007        2006       2007       2006    2007     2006
                     ---------- ---------- ----------- ---------- ---------- ---------- ----     ----
Growth Equity Fund   $       -- $       -- $        -- $       -- $       -- $       -- $--      $--
Value Equity Fund            --         --   4,653,602  7,568,156  4,020,880  2,665,797  --       --
Small-Cap Growth
  Fund                       --         --          --         --         --         --  --       --
Small-Cap Value Fund         --         --   1,477,202  4,639,544  5,228,682  2,288,971  --       --
Opportunity Fund             --         --          --         --         --         --  --       --
International Fund           --         --  10,165,552  5,229,132  4,393,940  7,517,285  --       --
Real Estate Fund             --         --     484,104    722,997  1,198,582    319,067  --       --
Maryland Bond Fund    2,597,345  2,158,719       4,472     28,565         --     16,721  --       --
Intermediate Income
  Fund                       --         --   6,591,630  5,134,248         --         --  --       --

For tax purposes, the following Funds have a current year deferred post-October loss. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

                                          SHORT-TERM
                                         AND LONG-TERM CURRENCY
                                            LOSSES      LOSSES
                                         ------------- --------
                International Fund          $    --     $4,770
                Maryland Bond Fund           24,664         --
                Intermediate Income Fund      1,030         --

On the Statement of Assets and Liabilities, as a result of net operating loss incurred, adjustments to holdings of Real Estate Investment Trusts, currency gains, distribution reclassifications and income adjustments to asset-backed security transactions, certain amounts for the year ended May 31, 2007, have been reclassified from what was previously reported. The reclassification has no impact on the net assets of the Funds.

                                  ACCUMULATED   UNDISTRIBUTED
                                 NET INVESTMENT NET REALIZED   PAID-IN
                                 INCOME (LOSS)   GAIN (LOSS)   CAPITAL
                                 -------------- ------------- ---------
        Growth Equity Fund         $ 137,715      $      --   $(137,715)
        Small-Cap Growth Fund        970,981             --    (970,981)
        Small-Cap Value Fund        (231,953)       231,953          --
        Opportunity Fund              19,999             --     (19,999)
        International Fund            14,291        (14,291)         --
        Real Estate Fund             674,635       (674,635)         --
        Intermediate Income Fund      79,595        (79,595)         --

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2007


NOTE 7. CONCENTRATION OF RISK

International Fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Real Estate Fund and Maryland Bond Fund are non-diversified and may focus their investments in the securities of a limited number of issuers. Concentration of Real Estate Fund and Maryland Bond Fund in securities of a limited amount of issuers exposes them to greater market risk and potential monetary losses than if their assets were diversified among the securities of a greater number of issues. Maryland Bond Fund invests a substantial amount of its assets in issuers located in Maryland and therefore, it is more susceptible to economical, environmental and political factors adversely affecting issuers of Maryland municipal securities than would be comparable tax-exempt mutual funds that invest nationally. These factors may have an adverse effect on the issuers' ability to meet their continued obligations to pay interest and principal to investors and therefore impact the value of the Fund's investment and NAV.

NOTE 8. REIMBURSEMENT BY AFFILIATE

On September 22, 2005, Nevis Capital Management, LLC ("Nevis") made a payment of $542,900 to the Predecessor Fund to resolve a matter with the Securities and Exchange Commission ("SEC") regarding the interpretation of certain provisions in the investment advisory contract between Nevis and the Predecessor Fund. The amount is accounted for as a reimbursement by affiliate for brokerage commissions in the Statement of Changes in Net Assets for the year ended
May 31, 2006.

NOTE 9. OTHER INFORMATION

As of May 31, 2007, shareholders owning more than 10 % of the outstanding shares of each Fund are comprised of omnibus accounts. Omnibus accounts are held on behalf of several individual shareholders.

                                                NUMBER OF    NUMBER OF
                                                 OMNIBUS     INDIVIDUAL  % OF CLASS
FUND NAME                                      SHAREHOLDERS SHAREHOLDERS   OWNED
---------                                      ------------ ------------ ----------
Growth Equity Fund--Institutional Shares             1           --          90
Growth Equity Fund--A Shares                         1           --          50
Value Equity Fund--Institutional Shares              1           --          88
Value Equity Fund--A Shares                         --            2          46
Small-Cap Growth Fund--Institutional Shares          1           --          91
Small-Cap Growth Fund--A Shares                     --            3          44
Small-Cap Growth Fund--D Shares                     --           --          --
Small-Cap Value Fund--Institutional Shares           1           --          79
Small-Cap Value Fund--A Shares                      --            3          54
Opportunity Fund--Institutional Shares               2           --          54
International Fund--Institutional Shares             1           --          95
Real Estate Fund--Institutional Shares               1           --          92
Maryland Bond Fund--Institutional Shares             1           --          93
Intermediate Income Fund--Institutional Shares       2           --          98
Intermediate Income Fund--A Shares                  --           --          --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of:
   Brown Advisory Growth Equity Fund
   Brown Advisory Value Equity Fund
   Brown Advisory Small-Cap Growth Fund
   Brown Advisory Small-Cap Value Fund
   Brown Advisory Opportunity Fund
   Brown Advisory International Fund
   Brown Advisory Real Estate Fund
   Brown Advisory Maryland Bond Fund and
   Brown Advisory Intermediate Income Fund
   (individually, the "Fund" and collectively, the "Funds")

We have audited the accompanying statements of assets and liabilities of the above referenced Funds, each a series of Forum Funds, including the schedules of investments as of May 31, 2007, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for Brown Advisory Opportunity Fund, which is for the two years in the period ended May 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended May 31, 2005 for the Brown Advisory Opportunity Fund were audited by other auditors, whose report, dated June 20, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2007, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for Brown Advisory Opportunity Fund, which is for the two years in the period ended May 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
July 27, 2007

ADDITIONAL INFORMATION
MAY 31, 2007

PROXY VOTING INFORMATION

A description of the policies and procedures each Fund uses to determine how to vote proxies relating to securities held in a Fund's portfolio is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at www.sec.gov. Each Fund's proxy voting record for the twelve-month period ended June 30, is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2006 through May 31, 2007.

ACTUAL EXPENSES - Each "Actual Return" row in the table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - Each "Hypothetical Return" row in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

ADDITIONAL INFORMATION
MAY 31, 2007


Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees, or exchange fees. Therefore, each "Hypothetical Return" row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING        ENDING      EXPENSES   ANNUAL
                                                 ACCOUNT VALUE   ACCOUNT VALUE PAID DURING EXPENSE
                                                DECEMBER 1, 2006 MAY 31, 2007    PERIOD*   RATIO*
                                                ---------------- ------------- ----------- -------
GROWTH EQUITY FUND
INSTITUTIONAL SHARES
Actual Return                                      $1,000.00       $1,083.75      $5.56     1.07%
Hypothetical Return (5% return before expenses)     1,000.00        1,019.60       5.39     1.07%
A SHARES
Actual Return                                       1,000.00        1,081.92       8.30     1.60%
Hypothetical Return (5% return before expenses)     1,000.00        1,016.95       8.05     1.60%

VALUE EQUITY FUND
INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,093.47       5.11     0.98%
Hypothetical Return (5% return before expenses)     1,000.00        1,020.04       4.94     0.98%
A SHARES
Actual Return                                       1,000.00        1,090.95       8.34     1.60%
Hypothetical Return (5% return before expenses)     1,000.00        1,016.95       8.05     1.60%

SMALL-CAP GROWTH FUND
INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,124.39       6.67     1.26%
Hypothetical Return (5% return before expenses)     1,000.00        1,018.65       6.34     1.26%
D SHARES
Actual Return                                       1,000.00        1,122.02       8.52     1.61%
Hypothetical Return (5% return before expenses)     1,000.00        1,016.90       8.10     1.61%
A SHARES
Actual Return                                       1,000.00        1,120.74       9.78     1.85%
Hypothetical Return (5% return before expenses)     1,000.00        1,015.71       9.30     1.85%

SMALL-CAP VALUE FUND
INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,095.24       6.58     1.26%
Hypothetical Return (5% return before expenses)     1,000.00        1,018.65       6.34     1.26%
A SHARES
Actual Return                                       1,000.00        1,092.03       9.65     1.85%
Hypothetical Return (5% return before expenses)     1,000.00        1,015.71       9.30     1.85%

ADDITIONAL INFORMATION
MAY 31, 2007

                                                   BEGINNING        ENDING      EXPENSES   ANNUAL
                                                 ACCOUNT VALUE   ACCOUNT VALUE PAID DURING EXPENSE
                                                DECEMBER 1, 2006 MAY 31, 2007    PERIOD*   RATIO*
                                                ---------------- ------------- ----------- -------
OPPORTUNITY FUND
INSTITUTIONAL SHARES
Actual Return                                      $1,000.00       $1,153.79      $8.05     1.50%
Hypothetical Return (5% return before expenses)     1,000.00        1,017.45       7.54     1.50%

INTERNATIONAL FUND
INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,099.20       6.44     1.23%
Hypothetical Return (5% return before expenses)     1,000.00        1,018.80       6.19     1.23%

REAL ESTATE FUND
INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,001.73       6.24     1.25%
Hypothetical Return (5% return before expenses)     1,000.00        1,018.70       6.29     1.25%

MARYLAND BOND FUND
INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,003.31       3.10     0.62%
Hypothetical Return (5% return before expenses)     1,000.00        1,021.84       3.13     0.62%

INTERMEDIATE INCOME FUND
A SHARES
Actual Return                                       1,000.00        1,008.20       4.41     0.88%
Hypothetical Return (5% return before expenses)     1,000.00        1,020.54       4.43     0.88%
INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,010.47       2.96     0.59%
Hypothetical Return (5% return before expenses)     1,000.00        1,021.99       2.97     0.59%

---------------------
* Expenses are equal to a Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year, divided by 365 (to reflect the half-year period).

ADDITIONAL INFORMATION
MAY 31, 2007


FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The percentage of ordinary income distributions designed as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualifying interest income exempt from U.S. tax for foreign shareholders ("QII") and the qualifying short-term capital gain dividends exempt from U.S. tax for foreign shareholders ("QSTCG") is presented below.

                                           % OF
                           LONG-TERM    TAX-EXEMPT
                         CAPITAL GAIN     INCOME
FUND                     DISTRIBUTIONS DISTRIBUTIONS  DRD    QDI    QII    QSTCG
----                     ------------- ------------- -----  -----  -----  ------
Value Equity Fund         $4,020,880          --     73.61% 82.78%    --  100.00%
Small-Cap Value Fund       5,228,682          --     50.97% 53.97%    --   99.99%
International Fund         4,393,940          --        --  41.64%  2.08%  31.58%
Real Estate Fund           1,198,582          --        --     --     --  100.00%
Maryland Bond Fund                --       99.70%       --     --   1.37%     --
Intermediate Income Fund          --          --        --     --  91.08%     --

SPECIAL 2007 TAX INFORMATION

Brown Advisory International Fund intends to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended May 31, 2007. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of May 31, 2007) are as follows:

                      COUNTRY        DIVIDEND FOREIGN TAX
                      -------        -------- -----------
                      Australia      0.02726    0.00491
                      Canada         0.00246    0.00045
                      Finland        0.00590    0.00104
                      France         0.03647    0.00631
                      Germany        0.01864    0.00329
                      Greece         0.00628    0.00000
                      Hong Kong      0.02602    0.00000
                      India          0.00211    0.00000
                      Ireland        0.01234    0.00000
                      Isreal         0.00043    0.00008
                      Italy          0.00412    0.00073
                      Japan          0.05608    0.00422
                      Korea          0.00190    0.00038
                      Netherlands    0.01944    0.00343
                      Norway         0.00329    0.00058
                      Singapore      0.00296    0.00000
                      Spain          0.00406    0.00072
                      Sweden         0.00612    0.00113
                      Switzerland    0.01361    0.00240
                      Taiwan         0.00263    0.00076
                      Thailand       0.00033    0.00004
                      United Kingdom 0.09844    0.00000
                      United States  0.04547    0.00000

ADDITIONAL INFORMATION
MAY 31, 2007


TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the same capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. Mr. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company. The Funds' Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 540-6807.

ADDITIONAL INFORMATION
MAY 31, 2007


                                                                                      PRINCIPAL
        NAME          POSITION WITH THE        LENGTH                               OCCUPATION(S)
   AND BIRTH YEAR           TRUST          OF TIME SERVED                        DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish    Chairman of the      Trustee           Retired; Partner, Wolf, Block, Schorr and Solis-Cohen LLP
Born: 1943           Board; Trustee;      since 1989        (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP
                     Chairman,            (Chairman         (law firm) 1995-2002.
                     Compliance           since 2004)
                     Committee,
                     Nominating
                     Committee, Audit
                     Committee; and
                     Qualified Legal
                     Compliance
                     Committee
-------------------------------------------------------------------------------------------------------------------------

Costas Azariadis     Trustee; Chairman,   Since 1989        Professor of Economics, Washington University (effective
Born: 1943           Valuation                              2006); Professor of Economics, University of California-
                     Committee; Audit                       Los Angeles 1992-2006.
                     Committee
-------------------------------------------------------------------------------------------------------------------------

James C. Cheng       Trustee; Chairman,   Since 1989        President, Technology Marketing Associates (marketing
Born: 1942           Audit Committee                        company for small and medium sized businesses in
                                                            New England).
-------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer       Trustee; Chairman,   Since 1989        President, Forum Foundation (a charitable organization)
Born: 1942           Contracts                              since 2005; President, Forum Trust (a non-depository trust
                     Committee                              company) since 1997; President, Citigroup Fund Services,
                                                            LLC ("Citigroup") 2003-2005; President, Forum Financial
                                                            Group, LLC ("Forum") (a fund services company acquired
                                                            by Citibank, N.A. in 2003).
-------------------------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier     President; Principal Since 2005        Managing Partner, Foreside Financial Group, since April
Born: 1961           Executive Officer                      2005; President, Foreside Services, Inc. (a staffing services firm) since January 2007; Chief Operating Officer and
                                                            Managing Director, Global Fund Services, Citigroup
                                                            2003-2005; Managing Director, Global Securities Services
                                                            for Investors, Citibank, N.A. 1999-2003.
-------------------------------------------------------------------------------------------------------------------------

Trudance L.C. Bakke  Treasurer;           Since 2005        Director, Foreside Compliance Services, LLC since 2006;
Born: 1971           Principal Financial  (Principal        Product Manager, Citigroup 2003-2006; Senior Manager of
                     Officer              Financial Officer Corporate Finance, Forum 1999-2003.
                                          since 2006)
-------------------------------------------------------------------------------------------------------------------------

Beth P. Hanson       Vice President;      Since 2003        Relationship Manager, Citigroup since 2003; Relationship
Born: 1966           Assistant Secretary                    Manager, Forum 1999-2003.
-------------------------------------------------------------------------------------------------------------------------

Sara M. Morris       Vice President       Since 2004        Director and Relationship Manager, Citigroup since 2004;
Born: 1963                                                  Chief Financial Officer, The VIA Group, LLC (a strategic
                                                            marketing company) 2000-2003.
-------------------------------------------------------------------------------------------------------------------------

[LOGO]

BROWN ADVISORY FUNDS

                              INVESTMENT ADVISOR
                    Brown Investment Advisory, Incorporated
                             901 South Bond Street
                                   Suite 400
                           Baltimore, Maryland 21231
                             www.brownadvisory.com

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101
                                (800) 540-6807

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                               www.foresides.com

  This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of their management, and other information.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Forum Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to its Principal Executive Officer and Principal Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Audit Committee does not have an audit committee financial expert. The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $200,500 in 2007 and $187,500 in 2006.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $39,883 in 2007 and $33,834 in 2006.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $34,650 in 2007 and $29,400 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $0 in 2006.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser or any entity controlling, controlled by or under common control with the Series' investment adviser that provides ongoing services to the Registrant, by the principal accountant, if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser, or any entity controlling, controlled by or under common control with the Series' investment adviser that provides ongoing services to the Registrant, to the principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e)(2) 0%

(f)Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $38,500 in 2007 and $33,075 in 2006. There were no fees billed in the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the Series' investment adviser that provides ongoing services to the Registrant.

(h) If the Series' investment adviser, or any entity controlling, controlled by or under common control with the Series' investment adviser that provides ongoing services to the Registrant, engages the Registrant's principal accountant for non-audit services and the engagement relates directly to the operations and financial reporting of the Registrant, the Audit Committee considers such engagement in evaluating the independence of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of report to stockholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant         Forum Funds


By   /s/ Simon D. Collier
     ---------------------------------
     Simon D. Collier,
     President & Principal Executive Officer

Date July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ Simon D. Collier
     --------------------------------
     Simon D. Collier,
     President & Principal Executive Officer

Date July 30, 2007

By   /s/ Trudance L. C. Bakke
     --------------------------------
     Trudance L. C. Bakke,
     Treasurer & Principal Financial Officer

Date July 30, 2007